                                                                   Exhibit 10.98
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                              REGIONAL PROTOTYPE
                                 STANDARDIZED
                     NON-INTEGRATED DEFINED BENEFIT PLAN
                          ADOPTION AGREEMENT #03-002
--------------------------------------------------------------------------------
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                                 Sponsored by
                        COLEMAN CONSULTING CORPORATION



                                  Adopted by
                      ENVIRONMENTAL POWER CORPORATION









                                                                       12/23/98


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

                       Regional Prototype Standardized
        Non-Integrated Defined Benefit Plan Adoption Agreement #03-002

                               Table of Contents

I. Basic Information                                             Page-1
-----------------------------------------------------------------------

I.A. Plan Information  ......................................... Page-1
I.B. Information Relating to Plan Officials .................... Page-2

II. Plan Definitions                                             Page-4
-----------------------------------------------------------------------

II.A. Compensation  ............................................ Page-4
II.B. Service Definitions  ..................................... Page-5
II.C. Retirement        ........................................ Page-7
II.D. Actuarial Assumptions  ................................... Page-8

III. Operative Plan Provisions                                   Page-8
-----------------------------------------------------------------------

III.A. Eligibility  ............................................ Page-8
III.B. Normal Retirement Benefit................................ Page-10
III.C. Early/Late Retirement, Disability and Death Benefits..... Page-13
III.D. Maintenance of Other Plans............................... Page-14
III.E. Vesting Provisions  ..................................... Page-15
III.F. Benefits may be paid in the following forms.............. Page-16
III.G. Life Insurance      ..................................... Page-17
III.H. Timing of Distributions  ................................ Page-18

IV. Miscellaneous Provisions                                     Page-20
------------------------------------------------------------------------

IV.A. Transfers (and rollovers) from Qualified Plans:........... Page-20
IV.B. Life Expectancies for Minimum Distributions............... Page-20
IV.C. Loans to Participants  ................................... Page-20
IV.D. Special Option for Lump Sum Distributions ...... . ....... Page-21
IV.E. Treatment of Excess Assets Upon Plan Termination ......... Page-21
IV.F. Reserved  ................................................ Page-22
IV.G. Controlling State Law  ................................... Page-22

V. Adoption                                                      Page-22
------------------------------------------------------------------------

                        REGIONAL PROTOTYPE STANDARDIZED
                      NON-INTEGRATED DEFINED BENEFIT PLAN
                           ADOPTION AGREEMENT #03-002


The Employer referred to in Section I.B hereof, hereby adopts this Plan and Trust, a copy of which is attached hereto, as of the Effective Date specified herein, to provide retirement and pre-retirement benefits for its Employees.

Note to Employer: Failure to complete the Adoption Agreement properly may result in disqualification of the plan.


I.  Basic Information

      I. A.  Plan Information

      1. This Plan shall be known as the ENVIRONMENTAL POWER CORPORATION
                                         -------------------------------
      RETIREMENT PLAN.
      ----------------

      2. This Trust shall be known as the ENVIRONMENTAL POWER CORPORATION
                                          -------------------------------
      RETIREMENT TRUST.
      -----------------

      3. This Plan is:

         [x] a. A newly adopted Plan effective as of January  1, 1998.
                                                      -----------------

         [ ] b. An Amendment and restatement of a previously qualified Plan which was originally effective _________________________________.

             Except as specifically provided in the Plan, the Effective Date of this restatement is __________________________________________.
             (For TRA '86 amendments, enter the first day of the first Plan Year beginning in 1989.)

      4. The Plan number shall be    001.
                                     ----

      5. The Plan Year shall be:

         [x] a. the 12 consecutive month period ending on each December 31.
                                                               ------------

         [ ] b. initially the period commencing on __________________________ and ending on ______________________, and thereafter the 12 consecutive month period ending on each _________________.


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I. A.   Plan Information                                     Page 1

   Standardized Non-Integrated Defined Benefit Plan #03-002
   --------------------------------------------------------

      I. B. Information Relating to Plan Officials

         1. The name of the Employer is  ENVIRONMENTAL POWER CORPORATION.
                                         --------------------------------



         a. Address   500 MARKET STREET SUITE 1E
            ------------------------------------
                  PORTSMOUTH, NH     03801-
                  -----------------------------

         b. Telephone No.                     (603)431-1780
                                              -------------

         c. Business Code No.                 8999
                                              ----

         d. Date Business Started          November 26, 1982
                                           -----------------

         e. Type of Entity:   [x] Corporation            [ ] Partnership
                              [ ] Sole Proprietorship    [ ] S Corporation
                              [ ] Other

       2. The following additional Employers adopt the Plan as Participating
           Employers:

         a.
              ----------------------------------------------------------------

         b.
              ----------------------------------------------------------------

         c.
              ----------------------------------------------------------------

         d.
              ----------------------------------------------------------------

         e.
              ----------------------------------------------------------------

         f.
              ----------------------------------------------------------------

         g.
              ----------------------------------------------------------------

         h.
              ----------------------------------------------------------------

         i.
              ----------------------------------------------------------------

         j.
              ----------------------------------------------------------------

       3. Employer is a member of:

          [ ] Controlled Group [ ] Affiliated Service Group  [x] Not Applicable

       4. Employer's Fiscal Year is 12 consecutive months ending: December 31.
                                                                  ------------
                                                                  month & day
       5. Employer's I.D. No.:    04-2782065.
                                  -----------


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I. B.   Information Relating to Plan Officials               Page 2

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

        6. The Employer hereby designates the following Trustee(s):

          a.   JOSEPH E CRESCI
               --------------------------------------------------------------

          b.   DONALD A LIVINGSTON
               --------------------------------------------------------------

          c.
               --------------------------------------------------------------

          d.
               --------------------------------------------------------------

          e.
               --------------------------------------------------------------

          f.
               --------------------------------------------------------------

          g.
               --------------------------------------------------------------

          h.
               --------------------------------------------------------------

          i.
               --------------------------------------------------------------

          j.
               --------------------------------------------------------------


        7. The Employer hereby designates the following as Plan Administrator:

           [x] a. Employer

           [ ] b. Name:

               (If not completed, the Employer shall be designated.)

               Address:  500 MARKET STREET SUITE 1E
                         --------------------------
                         PORTSMOUTH, NH    03801-
                         ----------------------------


               Telephone No.:     (603) 431-1780
                                  -------------

        8. The Employer hereby designates the following as the Retirement Committee, to act on behalf of the Plan Administrator (leave blank if no Retirement Committee is appointed):

            a.
               --------------------------------------------------------------

            b.
               --------------------------------------------------------------

            c.
               --------------------------------------------------------------

            d.
               --------------------------------------------------------------

            e.
               --------------------------------------------------------------


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I. B.   Information Relating to Plan Officials               Page 3

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

II. Plan Definitions

      II. A.  Compensation

      1. Compensation additions and exclusions:

         a. Compensation which is not includable in the gross income of the Participant under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code

             [x]  i.  shall be included.

             [ ]  ii. shall NOT be included.

         b. As this is a standardized Plan, no items (such as bonuses, overtime or commissions) may be excluded from Compensation.

      2. Compensation shall mean all of each Participant's wages as defined in
         Section 7.4(c) of the Plan:

         a. [ ]   i. Section 3121(a) wages.

            [ ]  ii. Section 3401(a) wages.

            [x] iii. 415 Safe-Harbor Compensation.

            which is actually paid to the Participant during the following compensation period:

         b. [ ]   i. The Plan Year.

            [x]  ii. The Employer's fiscal year ending with or within the Plan
                     Year.

            [ ] iii. The Limitation year ending with or within the Plan Year.

            [ ] iv.  The Calendar Year ending with or within the Plan Year.

        3. For plan purposes, maximum Annual Compensation shall be:

            [ ] a. $ ___________(not to exceed maximum allowed under Code
                   Section 401(a)(17), i.e. $200,000 in 1989 and adjusted by the Secretary of the Treasury for cost of living increases).

            [x] b. Maximum allowed under Section 401(a)(17).

        4. Average Annual Compensation.

           Average Annual Compensation shall be averaged over:

            [ ] a. __________ (not less than 3) consecutive compensation periods as selected in II.A.2.b. which produce the highest average within the last 10 years of service.

            [x] b. 3.00 (not less than 3) highest  consecutive  compensation
                   ----
                   periods as selected in II.A.2.b.

            [ ] c. Not Applicable. Benefit formula is Unit Credit Career
                   Average.



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I. A.   Compensation                                         Page 4

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------


        5. Annualization (Optional).

           If a Participant works less than a full twelve month period, his Compensation for the partial year may be annualized for benefit accrual purposes. If Compensation is annualized, the method of annualization will be to multiply the actual Compensation for the twelve month period by the ratio of:

           [ ] a. maximum hours of Credited Service necessary to earn a full year of Credited Service over the Participant's actual Hours of Credited Service.

           [ ] b. total working days in the twelve month period over the Participant's actual day worked.

           [ ] c. 52 over the number of weeks in which any Hours of Credited
                  Service were completed by the Participant.

           [ ] d. 12 over the number of months in which any Hours of Credited
                  Service were completed by the Participant.


      II. B.  Service Definitions

        1. The Limitation Year of the Plan shall be:

           [x] a. Plan Year

           [ ] b.
                  -------------------------------------------------------

        2. The Computation Period for vesting and Breaks-in-Service shall be:

           [x] a. Plan Year

           [ ] b.
                  -------------------------------------------------------
                  (If no period is specified in either of the above two options, the Plan Year shall be selected).

        3. If this option is selected then Section 2.23 of the Plan is applied so that the Computation Period for eligibility purposes shall be successive anniversaries of the Employee's Employment Commencement Date.

           [x] This option is selected.

        4. The Employer elects pursuant to Section 2.45(g) of the Plan to count Hours of Service based on the following:

           [x] a. Actual hours of employment.

           [ ] b. Forty-five (45) hours for weekly pay period.

           [ ] c. Ninety (90) hours for each biweekly pay period.

           [ ] d. One hundred ninety (190) hours for each monthly pay period.

           [ ] e. On the basis of the elapsed time method. For vesting purposes where partial years are included, a full year credit will be given for:

                  [ ] i.      weeks of elapsed time.
                        -----


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II. B.   Service Definitions                               Page 5

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

                  [ ] ii.        months of service.
                          ------

                  [ ] iii. not applicable.

                  (If no option is selected actual hours of employment shall be counted.)

        5. The Anniversary Date shall be: December 31
                                          ---------------------------
           (If not specified, the Anniversary Date shall be the first day of Plan Year.)

        6. Service for vesting and eligibility purposes with the following predecessor Employers shall be:

           [ ] a. Excluded.

           [ ] b. Included from                          (fill in date)
                               -------------------------
           [ ] c. Included for such years a qualified retirement plan was
                  maintained by such from                   (fill in date)
                                          ------------------

           Name of predecessor employer(s):

           (i)
                 ----------------------------------------------------

           (ii)
                 ----------------------------------------------------

           (iii)
                 ----------------------------------------------------

        7. Definition of Year of Credited Service for Accrual of Benefits

           a. For purposes of computing a Participant's Accrued benefits, choose one of the following provisions:

           [ ] i. Full Year Accrual - Each Participant who completes either more than (not more than 500) Hours of Service during the Plan Year or is employed on the last day of the Plan Year shall be credited with a full Year of Service for Accrued Benefit purposes.

           [x] ii. Partial Year Accrual - Each Participant who completes 1000
                                                                         ----
                   (not greater than 2,000) Hours of Service during the Plan Year shall be credited with a full Year of Service for Accrued Benefit purposes (Required Hours).

                   If the Participant either completes more than 500 Hours of Service during the Plan Year or is employed on the last day of the Plan Year but has less than the hours required for a full year of credit specified above, each Participant shall receive an accrual for such year which bears the same ratio to a full accrual for such year as the number of hours the Participant actually completes bears to the required hours for full accrual.

                   If the Participant completes less than 501 Hours of Service during the Plan Year and is not employed on the last day of the Plan Year he shall not receive any accrual for the Plan Year.

--------------------------------------------------------------------------------
II. B.  Service Definitions                                  Page 6

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

           b. Accrual of Benefits for Plan Years prior to 1990. (Optional)

              If a Participant completes less than             (not more than
                                                   ------------
              1,000) Hours of Service for a Plan Year beginning before

              ---------------------
              (not later than the first day of the Plan Year beginning in 1990) or such later date as allowed by the IRS, he shall not receive any accrual for that Plan Year.

      II. C.  Retirement

        1. The Normal Retirement Age shall be:

           [ ] a. Age ________   (not to exceed age 65).

           [x] b. The later of age   62       (not to exceed 65) or the  5th
                                     --                          ------
                  anniversary of the participation commencement date. Except as specified in Section 2.55 of the Plan, the Normal Retirement Age shall not be later than the later of Age 65 or the fifth
                  (5th) anniversary of the participation commencement date.

                  The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the plan.

        2. The Early Retirement Date shall be:

           [ ] a. _____ Years prior to Normal Retirement Date, but not prior to the Participant's original Entry Date.

           [ ] b. The later of: Age ______; or the completion of:

                  [ ]        Years of Service;
                      ------
                  [ ]        Years of Participation.
                      ------
           [ ] c. Age     .
                     -----
           [x] d. There shall be no Early Retirement Date.

        3. Normal Retirement Date Rounding. A Participant shall become eligible to receive his normal retirement benefits on the:

           [x] a. FIRST DAY OF THE MONTH FOLLOWING the attainment of his Normal
                  Retirement Age.

           [ ] b. EXACT DATE the Participant actually attains his Normal
                  Retirement Age (e.g. his 65th birthday or exactly 5 years from his initial plan participation).

           [ ] c. FIRST DAY OF THE MONTH COINCIDENT WITH OR FOLLOWING the attainment of his Normal Retirement Age.



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II. C.  Retirement                                           Page 7

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------


II. D.  Actuarial Assumptions
        1. Actuarial Equivalencies

           For determining benefits payable in a form other than the Normal Form:

           a. Interest Rate per Year

               i.  Pre-Retirement:      6.00%
                                        -----

               ii. Post Retirement:     5.50%
                                        -----

            b. Mortality Table

               i.  Post Retirement:  1983 IAM
                                     --------

               ii. Pre Retirement:

                   [x] (a)  None

                   [ ] (b)  Same as Post Retirement

                   [ ] (c)

        2. Top Heavy

           For determining present value of benefits for Top Heavy purposes:

           a. Interest Rate per Year

              i.  Pre-Retirement:      6.00%
                                       -----

              ii. Post Retirement:     5.50%
                                       -----

           b. Mortality Table

              i.  Post Retirement:  1983 IAM
                                    --------

              ii. Pre Retirement:

                  [x] (a)  None

                  [ ] (b)  Same as Post Retirement

                  [ ] (c)


III. Operative Plan Provisions

     III. A.  Eligibility

        1. Classes of Employees eligible to participate shall be all Employees of an Affiliated Employer with the following exclusions:

           [ ] a. Employees whose employment is covered by a collective bargaining agreement between the Employer and Employee representatives for which retirement benefits have been the subject of good faith bargaining and if two (2) percent or less of the Employees of the Employer who are covered pursuant to that agreement


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II. D.  Actuarial Assumptions                                Page 8

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

                  are professionals as defined in Section 1.401(b)-9(g) of the regulations. For this purpose, the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer.

           [ ] b. Non-Resident Aliens with no United States Income.

        2. Employees shall be eligible to participate after attaining the following age:

           [x] a. 21 (Not to exceed Age 21)

           [ ] b. No minimum age requirement.

        3. Service Requirements shall be:

           [x] a. Completion of 1 Year(s) of Service not to exceed two
                                -
                  (2) years.

           [ ] b. Completion of        months of employment, not to exceed
                               -------
                  twenty-four (24) months, regardless of number of hours worked and computed from the Employee's Employment Commencement Date.

                  Note: 1. If more than one (1) Year of Service or 12 consecutive months of employment is required, 100% immediate vesting is required.

                  Note: 2. If the year(s) of service selected is or includes a fractional year, an employee will not be required to complete any specified number of hours of service to receive credit for such fractional year.

        4. Entry Date(s) shall be:

           [x] a. SINGLE ENTRY FOLLOWING. The first day of the Plan Year following satisfaction of the requirements of Section III.A hereof (use only with six month service requirement and minimum age requirement cannot exceed 20-1/2).

           [ ] b. SINGLE ENTRY NEAREST. The first day of the Plan Year nearest satisfaction of the requirements of III.A hereof.

           [ ] c. SINGLE ENTRY RETROACTIVE. The first day of the Plan Year coincident with or preceding the date on which an Employee satisfies the requirements of Section III.A. hereof.

           [ ] d. DUAL ENTRY. The earlier of the first day of the Plan Year and the six (6) month anniversary thereof following the date on which an Employee satisfies the requirements of Section III.A. hereof.

           [ ] e. MONTHLY ENTRY. The first day of the Plan Year and each calendar month following the date on which an Employee satisfies the requirements of Section III.A. hereof.

           [ ] f. QUARTERLY ENTRY. The first day of the Plan Year and the quarterly anniversaries thereof following the date on which an Employee satisfies the requirements of Section III.A. hereof.

          NOTE: Satisfaction of the requirements of Section III.A. above means having completed the actual number of years or months of service specified in Section III.A.3 in addition to all other requirements of Section III.A.



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III. A. Eligibility                                          Page 9

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

        5. Special Entry Rule (omit if inapplicable) - all persons who are:

           [x] a. Employees on  JANUARY 1,1998  shall commence participation
                                --------------
                  hereunder on January  1, 1998
                               ----------------

           [ ] b. Participants in the                                Plan
                                     -------------------------------
                  on        shall commence participation hereunder on          .
                    --------                                         ----------
                  (This provision will not be used to exclude Employee otherwise eligible to participate.)

      III. B. Normal Retirement Benefit

        1. Normal Form of Pension

           The normal retirement benefit of a Participant shall be payable on a monthly basis as a:

           [x] 1. life annuity only

           [ ] 2. life annuity with ________ (not more than 10) years certain

           [ ] 3. life and __________% (not less than 50 nor more than 100) survivor annuity

        2. Normal Retirement Benefit Formulae

           Each Participant will receive at normal retirement an annual benefit of:

                   UNIT CREDIT WITH 133-1/3 ACCRUAL METHOD
                   ----------------------------------------

           [ ] a. Unit Credit Dollar Amount

                  $ _________ for each Year of Credited Service.

           [ ] b. Unit Credit Percent of Pay

                  ________ % of Average Annual Compensation for each Year of Credited Service.

           [ ] c. Unit Credit Career Average

                  ________ % of actual Annual Compensation for each Year of Credited Service.

           [ ] d. Step Rate Unit Credit Percent of Pay

                  ________ % of Average Annual Compensation for each of the first _____ Years of Credited Service and ______ % of the next ____ Years of Credited Service.

                        FLAT BENEFIT WITH FRACTIONAL ACCRUAL
                        ------------------------------------

           [x] e. Flat Benefit; 55.0000% of Average Annual Compensation.

                  The benefit will be reduced on a pro-rated basis if the Participant at his Normal Retirement Date has less than



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III. B. Normal Retirement Benefit                            Page 10

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

                [x]  i. 20 Years of Credited Service.
                        --

                [ ]  ii. No reduction Applies.

             NOTE: A Participant's Accrued Benefit at any time equals the product of the Normal Retirement Benefit multiplied by a fraction, the numerator of which is the number of years of Credited Service at such time, and the denominator of which is the greater of 25 or the number of years of Credited Service the Participant would have at Normal Retirement Age. When determining the Accrued Benefit, the Normal Retirement Benefit is the annual benefit to which the Participant will be entitled if he or she continued to earn annually until Normal Retirement Age the same rate of Compensation upon which his or her Normal Retirement Benefit would be computed. This rate of Compensation is computed on the basis of Compensation taken into account under the Plan (but not to exceed the ten years of service immediately preceding the determination).

           3. Years of Credited Service

           a. For calculating the Normal Retirement Benefit (NRB), Accrued Benefit (AB), and the Accrual Fraction (AF) (if applicable), Years of Credited Service shall be based on:

              NRB     AB       AF

              [x]     [ ]     [ ]   i.  Years of Service from employment date or

              [ ]     [x]     [x]  ii.  Years of Service as a Plan Participant.

           b. In calculating Years of Credited Service with respect to past service credit, service prior to November 26, 1982 shall be
                                               -----------------
              excluded. (Must be a date not earlier than 5 years before the later of the Effective Date or the Restatement date).

              Note: If this Plan initially or upon Plan amendment credits or increases benefits for service prior to the current year, the period for which such credit or increase is granted shall be limited to the 5 years preceding the current year. Such credit or increase must be granted on a uniform basis to all current Employees under the Plan.

           c. For Unit Credit Plans, the maximum years of Credited Service that may be taken into account shall be:

              [ ] i. _______ Years

              [ ] ii. No limit on Years of Credited Service.

           4. This section is applicable only if the benefit formula selected is the Flat Benefit with Fractional Accrual Method.

              In calculating the Accrued Benefit at any point in time, the
              Section 415 limits shall be applied:

              [x] a. before

              [ ] b. after multiplying the Flat Benefit by the accrual fraction.



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III. B. Normal Retirement Benefit                            Page 11

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------
          5. Limitations on Normal Retirement Benefit

              a. Minimum Dollar Limit.
                 The minimum monthly benefit at normal retirement age shall be:

                 [ ] i.  $ ____________.

                 [x] ii. No minimum.

              b. Maximum Dollar Limit.
                 The maximum monthly benefit at Normal Retirement Age shall be:

                 [ ] i.  $ ____________ x per month.

                 [x] ii. Not applicable. (Only Section 415 limits apply.)

              c. Minimum Benefit under Top Heavy Plan.
                 Pursuant to Article IX of the Plan, Key Employees shall be:

                 [ ] i.  excluded from the Top Heavy minimum.

                 [x] ii. included for the Top Heavy minimum.

              d. Cost of Living Increases

                 [ ] If checked, benefits payable upon retirement (normal or late) shall be increased each year in proportion to the Consumer Price Index for all Urban Consumers, but in any event, not to exceed:

                 [ ] a._______  % per year

                 [ ] b. annual Section 415(d) increases announced by the
                        Internal Revenue Service.

           6. Transitional Rules
              (This section must be completed if this is a restatement of a prior integrated plan which is in existence before January 1, 1989.)

              The following transitional rule shall apply to all Participants who have accrued a benefit under the Plan as of the close of the Plan Year beginning before ______________ (Freeze Date), and who have at least one Hour of Service in a Plan Year beginning after the Freeze Date:

              Note: The Freeze Date must be December 31, 1988 for Integrated Plans in existence on or before December 31, 1988.

              Each Participant's Accrued Benefit under the Plan shall be equal to the sum of:

                (1) The Participant's Accrued Benefit determined under the
                    Plan as of the close of the last Plan Year beginning before one day after the Freeze Date, as if the Participant terminated employment with the Employer (Frozen Accrued Benefit), and

                (2) The Participant's Accrued Benefit with respect to Years of
                    Credited Service for Plan Years beginning after the Freeze Date, determined in accordance with the provisions of this Plan, as amended effective for the Plan Years beginning on or after one day before the Freeze Date, except that



--------------------------------------------------------------------------------
III. B. Normal Retirement Benefit                            Page 12

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

                    the number of Years of Credited Service taken into account under the Plan if this is a unit credit plan, or the factor of 35 in the maximum excess (or offset) allowance, if this is a flat benefit plan, shall be limited to 35 minus the number of Years of Credited Service completed by the Participant as of the close of the Plan Year beginning before one day after the Freeze Date.

           7. Restatements for TRA 86 Compliance of Plans pending termination. If this option is selected, the accrual of benefits under this Plan shall cease as of ____________; except that any required minimum benefit under the Top Heavy provisions shall not cease until the date the Plan is terminated.

               [ ] This option is selected.

      III. C. Early/Late Retirement, Disability and Death Benefits

           1. EARLY RETIREMENT BENEFITS payable upon Early Retirement shall be equal to the:

             [ ] a. Present Value of Accrued Benefits.

             [ ] b. Accrued Benefit reduced as follows: for the first five (5)
                    years that the Early Retirement Date precedes the Normal Retirement Date, 1/15 for each year of service and then 1/30 for each of the next five (5) years and reduced actuarially thereafter.

             [ ] c. Accrued Benefit reduced by 1/2 of 1% for each month Early
                    Retirement Date precedes the Normal Retirement Date.

             [ ] d. Accrued Benefit reduced as follows: for the first three (3)
                    years that the Early Retirement Date precedes the Normal Retirement Date, 1/13 for each year of service and then 1/26 for each of the next five (5) years and reduced actuarially thereafter.

             [ ] e. Accrued Benefit actuarially reduced.

             [x] f. No Early Retirement Benefits under the plan.

          2. LATE RETIREMENT BENEFITS shall be equal to:

             [ ] a. The greater of-

                    i. Accrued Benefits taking into account service and
                       compensation after Normal Retirement Date, and

                   ii. the actuarial equivalent of the benefit the Participant would have been entitled at Normal Retirement date.

             [ ] b. Benefit Payments, including any allowable lump sum
                    benefits, begin at Normal Retirement Date with increases granted as additional benefits are accrued.

             [x] c. The present value of the Accrued Benefit of the Participant shall be segregated in a Segregated 414(k) Account in accordance with Section 16.18 of the Plan.

             [ ] d. Option a.,b. or c. above at the Participant's election.



--------------------------------------------------------------------------------
III. C. Early/Late Retirement, Disability and Death Benefits             Page 13

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

          3. DISABILITY BENEFITS shall be equal to the:

             [x] a. Present Value of Accrued Benefits.

             [ ] b. Early Retirement Benefits without regard to the age and service requirements.

             [ ] c. No Disability Benefits under the Plan. Disabled
                    Participants' benefits are the same as terminated Participants' benefits.

          4. PRE-RETIREMENT DEATH BENEFITS shall be equal to:

             [ ] a. None, except for the Qualified Pre-Retirement Survivor's
                    Annuity.

             [x] b. Present Value of Accrued Benefits.

             [ ] c. Insured Death Benefit Options: (Applicable to insured Plans only.)

                    [ ] i. Present Value of Accrued Benefits or insurance face amount, whichever is greater.

                    [ ] ii. Present Value of Accrued Benefits plus the insurance face amount net of insurance cash value, but in no event less than the insurance face amount.

      III. D. Maintenance of Other Plans.

          (If you maintain or ever maintained another qualified Plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in the Plan).

          1. The following shall apply with respect to Code Section 415 and shall supercede any contrary provisions of the Plan or this Adoption Agreement:

             [ ] a. The rate of accrual in this Defined Benefit Plan shall be reduced to the extent necessary to prevent violation of Code Section 415.

             [ ] b. Benefits under such other Defined Benefit Plan shall be restricted to the extent necessary to prevent a violation of Code Section 415.

             [ ] c. The following language shall apply:

                    ---------------------------------------------------------

                    ---------------------------------------------------------

                    ---------------------------------------------------------

          2. In the event the Employer also maintains a Defined Contribution
             Plan,

             (1) the following shall apply with respect to Code Section 415(e)
                 and shall supercede any contrary provisions of the Plan or this Adoption Agreement:

             [ ] a. The rate of accrual in this Defined Benefit Plan shall be reduced to the extent necessary to prevent violation of Code Section 415(e).

             [ ] b. The following language shall apply:

                    ----------------------------------------------

                    ----------------------------------------------

                    ----------------------------------------------

--------------------------------------------------------------------------------
III. D. Maintenance of Other Plans.                          Page 14

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

             (2) the following shall apply with respect to Code Section 416 and shall supercede any contrary provisions of the Plan or this Adoption Agreement:

                 [ ] a. Top heavy minimum accruals shall be made under this plan at the rate of _________% (not less than 2%) per Year of Service as a Participant in the Plan for up to a total of _____ % (not less than 20%) of Average Monthly Compensation.

                 [ ] b. Top heavy minimum contributions shall be made under such other defined contribution plan maintained by the employer.

                 [ ] c.  The following language shall apply:

                         ------------------------------------------------------

                         ------------------------------------------------------

                         ------------------------------------------------------

      III.E. Vesting Provisions:

1.  Benefits under the Plan shall vest according to the following schedule:

[CAPTION]

a.     [ ]            100% immediate vesting

b.     [ ]            Completed Years ______________________________ Percentage
                      of Service....................................     Vested

   Seven-Year         less than three (3)  .............................    0%
     Graded           three (3) but less than four (4) .................   20%
    Vesting           four (4) but less than five (5) ..................   40%
                      five (5) but less than six (6) ...................   60%
                      six (6) but less than seven (7) ..................   80%
                      after seven (7) years ............................  100%

c.     [x]            Completed Years _____________________________  Percentage
                      of Service...................................      Vested

    Two-Twenty        less than two (2)  ...............................    0%
      Vesting         two (2) but less than three (3) ..................   20%
                      three (3) but less than four (4) .................   40%
                      four (4) but less than five (5) ..................   60%
                      five (5) but less than six (6) ...................   80%
                      after six (6) years ..............................  100%

d.     [ ]            Completed Years _____________________________ Percentage*
                      of Service...................................     Vested

     Roll Your        less than one (1) ...............................      %
       Own            one (1) but less than two (2) ...................      %
     Vesting          two (2) but less than three (3) .................      %
                      three (3) but less than four (4) ................      %
                      four (4) but less than five (5) .................      %
                      five (5) but less than six (6) ..................      %
                      six (6) but less than seven (7) .................      %
                      after seven (7) years ...........................   100%

* must be at least as rapid as each year in the Seven-year graded schedule as in III.E.1.b.



--------------------------------------------------------------------------------
III. E. Vesting Provisions                                   Page 15

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

e.     [ ]            Completed Years ____________________________ Percentage
                      of Service .................................     Vested

     Five-Year        less than one (1) ..........................         %
      Vesting         one (1) but less than two (2) ..............         %
                      two (2) but less than three (3) ............         %
                      three (3) but less than four (4) ...........         %
                      four (4) but less than five (5) ............         %
                      after five (5) years .......................      100%

          2. In years in which the Plan is a Top Heavy Plan, benefits shall vest according to the following schedule (unless the Employer has already elected a faster vesting schedule):

             [ ] a. 100% vesting after ______ (not to exceed 3) years of service.

             [x] b. The Two-twenty vesting schedule in Section III.E.1.c.

          3. Years of Service to be excluded for vesting purposes (leave blank if no exclusions for vesting purposes):

             [ ] a. Years of Service prior to age eighteen (18).

             [ ] b. Years of Service prior to the effective date of the Plan or a predecessor plan.

             [ ] c. Years of Service after five (5) or more consecutive one-year
                    Breaks-in-Service (which exceeds the Participant's aggregate Years of Service) in calculating vesting before such Breaks-in-Service where such Participant had no non-forfeitable interest in his Accrued Benefit at the time of separation from service.

             NOTE: If this is a plan that was maintained by a predecessor
                   Employer, service must include service with such predecessor Employer.

      III. F. Benefits may be paid in the following forms:

        [ ] 1. Installments not to exceed:

               [ ] a. ____  years

               [ ] b. life expectancy of the Participant and/or designated beneficiary.

        [x] 2. A lump sum payment.

        [x] 3. An annuity for the life of the Participant.

        [ ] 4. An annuity for the life of the Participant with a ____ year term certain guarantee.

        [x] 5. An annuity for the life of the Participant with survivorship payments, i.e.:

               [x] a. Joint & 100% survivor annuity

               [ ] b. Joint &  75% survivor annuity

               [x] c. Joint &  50% survivor annuity


--------------------------------------------------------------------------------
III. F. Benefits may be paid in the following forms:         Page 16

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

               [ ] d. Joint & 66-2/3% survivor annuity

               [ ] e. Joint & ______% survivor annuity  (not less than 50% or more than 100%).

      III. G. Life Insurance

           1.  Life insurance shall be purchased in the following amounts:

               [x]  a. None.

               [ ]  b. Multiple of Monthly Pension.
                       The insurance face amount is up to _______ (not to exceed 100) times the projected monthly benefit. (If this is a restatement of a prior plan with insurance and no more new insurance purchases will be made, enter a zero, provided that existing policies will remain in force.)

               [ ]  c. Percent of theoretical contribution.
                       The insurance face amount is the amount purchasable by a premium equal to ____ % (not to exceed 66% if whole life, or 33% if term or universal life) of the theoretical contribution.

           2. The following Participants shall be eligible to receive life insurance:

               [ ]  a. Participants who have completed;

                       [ ] i. ______  Years of Service, or

                       [ ] ii. _____  Years of Participation.

               [ ]  b. Participants who have attained Age ____, but who have not attained Age ____.

               [ ]  c. All Participants.

           3. Insurance purchased hereunder shall contain the following additional features and limits:

                    a. Type:

                       [ ] i.  Term or Universal Life

                       [ ] ii. Whole Life

                    b. Minimum insurance adjustment.
                       The minimum increase or decrease in insurance face amount that will be recognized shall be $ ____________ (not more than $5,000).

                    c. Maximum insurance amount.
                       The total amount of insurance for any participant shall not exceed $ __________.

                    d. Waiver of Premium.

                       [ ] If checked, waiver of premium will be included.



--------------------------------------------------------------------------------
IIII. G. Life Insurance                                      Page 17

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

                    e. Insurance purchase date.

                       [ ] If checked, all new insurance will be issued as
                           of _____________________.

                    f. Substandard Insurance Premium.
                       (Applicable only when insurance is a multiple of monthly pension)

                       [ ] If checked, the payment of substandard insurance
                           premiums is acceptable and will be paid for by the Plan up to _____ % in excess of the standard premiums for the new insurance being purchased. (Without this option, the face amount is reduced when a Participant is rated substandard.)

                    g. Freeze on new insurance.

                       [ ] If checked, no new insurance is purchased for a
                           Participant who is within _____ years (not to exceed 10) of his normal retirement date.

                    h. Treatment of insurance on late retirement. The
                       insurance of a Participant who is beyond his normal retirement date shall be:

                       [ ] i.   placed on a paid up basis.

                       [ ] ii.  surrendered.

                       [ ] iii. continued on a premium paying basis.

      III. H. Timing of Distributions

          1. Subject to the requirements of Article X of the Plan, distribution commencement date to terminated Participants

             [ ] a. will depend

             [x] b. will NOT depend
                    on the amount of the present value of vested Accrued Benefits (e.g. $3,500.00).

          2. The cut-off amount for present value of vested Accrued Benefits shall be $_________ .

             (If option 1b above is selected, do not fill-in amount above and skip section 4 below).

          3. For amounts less than or equal to the specified cut-off amount above, distributions to terminated Participants shall commence:
             (If option 1b above is selected, the following applies to all distributions regardless of amount.)

             [ ] a. As soon as practicable after the Participant's termination of employment.

             [ ] b. After the Participant has incurred ___ (not to exceed 5)
                    year Breaks-in-Service.

             [ ] c. After the ___ month anniversary of the date on which the
                    Participant terminated employment.

             [x] d. As soon as practicable following the end of the Plan Year in which the Participant terminated employment.


--------------------------------------------------------------------------------
III. H. Timing of Distributions                              Page 18

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

             [ ] e. Within ___ days (not to exceed 75) following the end of the Plan Year in which the Participant terminated employment.

             [ ] f. Within ___ days (not to exceed 75) after the valuation date immediately following the Participant's termination of employment.

             [ ] g. After the Participant has reached his Normal Retirement
                    Date.

             [ ] h. After the Participant has reached his Early Retirement Date.

             [ ] i.
                    ----------------------------------------------------------

                    ----------------------------------------------------------


          4. For amounts greater than the specified cut-off amount above, distributions to terminated Participants shall commence:

             [ ] a. As soon as practicable after the Participant's termination of employment.

             [ ] b. After the Participant has incurred ___ (not to exceed 5)
                    year Breaks-in-Service.

             [ ] c. After the ____ month anniversary of the date on which the
                    Participant terminated employment.

             [ ] d. As soon as practicable following the end of the Plan Year in which the Participant terminated employment.

             [ ] e. Within ____ days (not to exceed 75) following the end of the Plan Year in which the Participant terminated.

             [ ] f. Within ____ days (not to exceed 75) after the valuation date immediately following the Participant's termination of employment.

             [ ] g. After the Participant has reached his Normal Retirement
                    Date.

             [ ] h. After the Participant has reached his Early Retirement Date.

             [ ] i.
                    ------------------------------------------------------

                    ------------------------------------------------------

              NOTE: For purposes of Section III.H.3 and 4, unless the
                    participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the plan year in which:

                    (1) the participant attains age 65 (or normal retirement
                        age, if earlier).
                    (2) occurs on the 5th anniversary of the year in which
                        the participant commenced participation in the plan; or,
                    (3) the participant terminates service with the employer.

                    Notwithstanding the foregoing, the failure of a participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of this section, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.



--------------------------------------------------------------------------------
III. H. Timing of Distributions                              Page 19

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

          5. Distribution on behalf of Participants who have died or have become disabled shall:

             [ ] a. become payable immediately.

             [x] b. become payable in the same manner as applied to terminated employees.

    IV. Miscellaneous Provisions.

      IV. A. Transfers (and rollovers) from Qualified Plans:

             [ ] 1. Shall be permitted.

             [x] 2. Shall NOT be permitted.

      IV. B. Life Expectancies for Minimum Distributions

          Pursuant to Code Section 401(a)(9), life expectancies shall:

             [x] 1. NOT be recalculated.

             [ ] 2. be recalculated.

             [ ] 3. be recalculated at the Participant's election.

                    (If no election has been made by the time distributions must commence, then the Life Expectancies shall not be recalculated.)

      IV. C. Loans to Participants.

             [x] 1.  Shall not be permitted.

                 2.  [ ] a. Shall be permitted up to the maximum specified in
                            Section 11.3(d)(iv) of the Plan.

                     [ ] b. Shall be permitted up to the following limit:

                            For a participant with a present value of vested Accrued Benefit (vested balance):

                            [ ] (i)  in excess of $20,000, up to ______%
                                     (not to exceed 50%) of his vested balance, and

                            [ ] (ii) of $20,000 or less, up to  ______% (not
                                     to exceed 100%) his vested balance.

                     NOTE: A Participant with a vested balance in excess of
                           $20,000 may NOT have an outstanding loan of more than $50,000 while a Participant with a vested balance of $20,000 or less may NOT have an outstanding loan of more than $10,000.

             [ ] 3. As long as his total outstanding loan will not exceed the limits specified in Section IV.C.2.a and b. above, the minimum loan a Participant may apply for is $___________ (not to exceed $1,000).


--------------------------------------------------------------------------------
IV. A. Transfers (and rollovers) from Qualified Plans:       Page 20

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

          4. The loan interest rate shall be modified to reflect the current economic conditions:

             [ ] a. every quarter.

             [ ] b. every month.

             [ ] c. every time a new loan is granted.

          5. Loan repayments will be made:

             [ ] a. every quarter.

             [ ] b. every month.

             [ ] c. every pay period through salary reduction.

      IV. D. Special options for lump sum distributions.

        [ ] 1. If checked and if a lump sum distribution is allowed and the normal form of pension is other than a life annuity, the lump sum will be calculated based on an annuity for the life of the Participant. (Hence, even if the Normal Form is a joint and survivor, with this option, the lump sum will be calculated based on a life only annuity.)

        [ ] 2. For purposes of determining the present value of a lump sum distribution (per Code Section 417(e)(3)(B)), the "applicable interest rate" which is the interest rate that would be used by the Pension Benefit Guaranty Corporation for Plan termination will be the rate in effect as of:

               [ ] a. The beginning of the Plan Year during which the benefit is payable.

               [ ] b. The actual date the benefit is payable.

      IV. E. Treatment of Excess Assets Upon Plan Termination

          1. Upon termination of the Plan, any assets of the Plan which remain after allocations are made in accordance with Section 15.5 of the Plan, and after all liabilities of the Plan are satisfied, shall be distributed in the following manner:

             [ ] a. Returned to Participating Employers to be allocated among them in any equitable manner, as determined by the Trustees, to the extent that such return of funds does not violate any provision of law;

             [x] b. Allocated among the Participants (or their Beneficiaries) in any non-discriminatory manner as determined by the Plan Administrator;

             [ ] c. _______________% of such excess assets shall be allocated among the Participants (or their Beneficiaries) in any non-discriminatory manner as determined by the Plan Administrator, and the balance of such excess assets shall be returned to the participating Employers to be allocated among them in any equitable manner, as determined by the Trustees, to the extent that such return of funds does not violate any provision of law;


--------------------------------------------------------------------------------
IV. D. Special options for lump sum distributions            Page 21

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

             [ ] d. Allocated among the Participants (or their Beneficiaries)
                    in any non-discriminatory manner as determined by the Plan Administrator until any Participant first reaches his maximum benefit under IRC Section 415(b) or 415(e), and the balance of such excess assets shall be returned to Participating Employers to be allocated among them in any equitable manner, as determined by the Trustees, to the extent that such return of funds does not violate any provision of law.

          2. If this option is selected, then the present value of the Accrued Benefit of each electing Participant shall be segregated in a Segregated 414(k) Account as of the termination date of the plan in accordance with Section 16.18 of the Plan.

              [ ] This option is selected.

      IV. F. Reserved

      IV. G. Controlling State Law:

        The laws of the state of NEW HAMPSHIRE shall control this plan,
                                 -------------
        except as preempted by Federal law.

    V. Adoption

          A. An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in section 419(e) of the Code) which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in section 419A(d)(3) of the Code, or an individual medical account, as defined in section 415(1)(2) of the Code in addition to this plan may not rely on the notification letter issued by the National or District Office of the Internal Revenue Service as evidence that this plan is qualified under section 401 of the Internal Revenue Code. In addition, the employer may not rely on the notification letter issued by the National or District Office of the Internal Revenue Service as evidence that the plan is qualified under section 401 of the Code if the employer employs a leased employee who receives or has ever received contributions, forfeitures, or benefits under a plan maintained or ever maintained by a leasing organization, other than a safe-harbor money purchase plan described in section 414(n)(5) of the Code, that are attributable to services performed for the employer. If the employer who adopts or maintains multiple plans or who may not rely on this notifi-cation letter pursuant to the preceding sentence wishes to obtain reliance that his or her plan(s) is/are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

          B. The Employer after consultation with his attorney hereby adopts this Plan and Trust by its execution of this Adoption Agreement and agrees to be bound by its terms. The Employer agrees to the adoption of the Plan by the Participating Employers set forth in
             Section I.B.2. hereof.

          C. In Addition, the Employer may rely upon the notification letter issued by the National or District Office of the Internal revenue Service only if the Plan adopted by the Employer satisfies one of the safe-harbors provided in regulations under Section 401(a)(26) of the Code with respect to its prior benefit structure or is deemed to satisfy Section 401(a)(26) under such regulations.


    IN WITNESS WHEREOF, the parties have set their hands this 23rd day of
                                                              ----
December, 1998.

    Signed for the Employer By:   William D. Linehan, Treasurer
                                -------------------------------

    Signature:   /s/ William D. Linehan
               ------------------------



--------------------------------------------------------------------------------
IV. F. Reserved                                              Page 22

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------


    IN WITNESS WHEREOF, the parties have set their hands this 23rd day of
                                                              ----
December, 1998.
--------    --

    Signed for the Employer By:   William D. Linehan
                                -----------------------

    Signature:  /s/ William D. Linehan      Title:   Treasurer
               ------------------------            -------------

TRUSTEE(S):

    a. Trustee's Signature: /s/ Joseph E. Cresci
                            __________________________________________
                            JOSEPH E CRESCI

    b. Trustee's Signature: /s/ Donald A. Livingston
                            __________________________________________
                            DONALD A LIVINGSTON
    c. Trustee's Signature:
                            __________________________________________

    d. Trustee's Signature:
                            __________________________________________

    e. Trustee's Signature:
                            __________________________________________

    f. Trustee's Signature:
                            __________________________________________

    g. Trustee's Signature:
                            __________________________________________

    h. Trustee's Signature:
                            __________________________________________

    i. Trustee's Signature:
                            __________________________________________

    j. Trustee's Signature:
                            __________________________________________


    PARTICIPATING EMPLOYER(s):

    a. Signature: ________________________________________, Title: ____________

    b. Signature: ________________________________________, Title: ___________

    c. Signature: ________________________________________, Title: ___________

    d. Signature: ________________________________________, Title: ___________

    e. Signature: ________________________________________, Title: ___________

    f. Signature: ________________________________________, Title: ___________

    g. Signature: ________________________________________, Title: ___________

    h. Signature: ________________________________________, Title: ___________

    i. Signature: ________________________________________, Title: ___________

    j. Signature: ________________________________________, Title: ___________



--------------------------------------------------------------------------------
V. ADOPTION                                                  Page 23

Standardized Non-Integrated Defined Benefit Plan #03-002
--------------------------------------------------------

    This Adoption Agreement may only be used in conjunction with the Defined Benefit Basic Plan Document #03.

    This plan is a Regional Prototype sponsored by:

             COLEMAN CONSULTING CORPORATION           (212)629-8940
             Attn: CYRIL J. COLEMAN, III.
             ONE PENN PLAZA
             NEW YORK, NY  10119-

    Use of this Prototype is subject to the Sponsor's approval who will notify the Employer of any amendments or the termination of this plan. The Employer agrees to notify the Sponsor of any change in address.

    Sponsor hereby approves Employer's use of this Regional Prototype.

    Signed for the Sponsor By: JOSEPH P MACKESY
                               ----------------------------------------

    Signature:  /s/ Joseph P. Mackesy,   Title:  CONSULTANT
              --------------------------        -----------------------

    Date: December 23, 1998
          -----------------


--------------------------------------------------------------------------------
V. Adoption                                                  Page 24

                              REGIONAL PROTOTYPE

                                DEFINED BENEFIT

                           PLAN AND TRUST AGREEMENT



                            Basic Plan Document #03



                                 Sponsored By

             Basic Plan Document #03 - Plan & Trust Agreement /DB
             -----------------------------------------------------

                               Table of Contents

ARTICLE I - NATURE OF THE PLAN                                          Page 1
------------------------------
1.1     Statement of Purpose........................................... Page 1
1.2     Intention to Conform to Statute................................ Page 1
1.3     Effective Date................................................. Page 1

ARTICLE II - DEFINITIONS                                                Page 2
------------------------

2.1     "Accrued Benefit".............................................. Page 2
2.2     "Actuarial Equivalent"......................................... Page 2
2.3     "Administrator"................................................ Page 2
2.4     "Adoption Agreement"........................................... Page 2
2.5     "Affiliated Employer".......................................... Page 2
2.6     "Age".......................................................... Page 2
2.7     "Aggregation Group"............................................ Page 3
2.8     "Alternate Payee".............................................. Page 3
2.9     "Anniversary Date"............................................. Page 3
2.10    "Annual Addition".............................................. Page 3
2.11    "Annuity Starting Date"........................................ Page 3
2.12    "Applicable Factor"............................................ Page 3
2.13    "Average Compensation"......................................... Page 3
2.14    "Average Annual Compensation".................................. Page 4
2.15    "Average Compensation for High Five Years"..................... Page 4
2.15A   "Basic Benefit Percentage"..................................... Page 4
2.16    "Beneficiary".................................................. Page 4
2.17    "Board of Directors"........................................... Page 4
2.18    "Breaks-In-Service"............................................ Page 4
2.19    "Code" or "IRC"................................................ Page 4
2.20    "Collective Bargaining Agreement".............................. Page 5
2.21    "Committee".................................................... Page 5
2.22    "Compensation"................................................. Page 5
2.23    "Computation Period"........................................... Page 6
2.24    "Covered Compensation"......................................... Page 6
2.25    "Defined Benefit Fraction"..................................... Page 7
2.26    "Defined Contribution Fraction"................................ Page 7
2.27    "Determination Date"........................................... Page 7
2.28    "Determination Year"........................................... Page 8
2.29    "Early Retirement Date"........................................ Page 8
2.30    "Earliest Retirement Age"...................................... Page 8
2.31    "Earned Income"................................................ Page 8
2.32    "Effective Date"............................................... Page 8
2.33    "Elapsed Time"................................................. Page 8
2.34    "Eligible Employee"............................................ Page 9
2.35    "Employee"..................................................... Page 9
2.36    "Employer"..................................................... Page 9
2.37    "Employment Commencement Date"................................. Page 10
2.38    "Entry Date"................................................... Page 10
2.39    "ERISA"........................................................ Page 10
2.39A   "Excess Benefit Percentage".................................... Page 10

              Basic Plan Document #03 - Plan & Trust Agreement/DB
              ---------------------------------------------------

ARTICLE II - DEFINITIONS                                                Page 10
------------------------

2.40    "Excess Compensation".........................................  Page 10
2.41    "Family Member"...............................................  Page 10
2.42    "Final Average Compensation"..................................  Page 11
2.43    "Reserved"....................................................  Page 11
2.44    "Highly Compensated Employee".................................  Page 11
2.45    "Hours of Service.............................................  Page 12
2.46    "Insurer".....................................................  Page 14
2.47    "Investment Fund".............................................  Page 14
2.48    "Key Employee"................................................  Page 14
2.49    "Leased Employee".............................................  Page 14
2.50    "Limitation Year".............................................  Page 15
2.51    "Look-Back Year"..............................................  Page 15
2.52    "Named Fiduciary".............................................  Page 15
2.53    "Non-Key Employee"............................................  Page 15
2.54    "Normal Form".................................................  Page 15
2.55    "Normal Retirement Age".......................................  Page 15
2.56    "Normal Retirement Date"......................................  Page 16
2.57    "Owner Employee"..............................................  Page 16
2.58    "Participant".................................................  Page 16
2.59    "Participating Employer"......................................  Page 16
2.60    "Period of Severance".........................................  Page 16
2.61    "Plan or Plan and Trust"......................................  Page 16
2.62    "Plan Administrator"..........................................  Page 17
2.63    "Plan Year"...................................................  Page 17
2.64    "Policy"......................................................  Page 17
2.65    "Qualified Domestic Relations Order"..........................  Page 17
2.66    "Qualified Joint and Survivor Annuity"........................  Page 17
2.67    "Qualified Pre-Retirement Survivor Annuity"...................  Page 17
2.68    "Reserved"....................................................  Page 18
2.69    "Restatement Effective Date"..................................  Page 18
2.70    "Self Employed Person"........................................  Page 18
2.71    "Social Security Retirement Age"..............................  Page 18
2.72    "Spouse"......................................................  Page 18
2.73    "Super Top Heavy Plan"........................................  Page 18
2.73A   "Taxable Wage Base"...........................................  Page 18
2.74    "Top Heavy Plan"..............................................  Page 18
2.75    "Total Disability"............................................  Page 18
2.76    "Trustees"....................................................  Page 19
2.77    "Trust Fund"..................................................  Page 19
2.78    "Valuation Date"..............................................  Page 19
2.79    "Year of Credited Service"....................................  Page 19
2.80    "Year of Service".............................................  Page 19

ARTICLE III - ELIGIBILITY AND PARTICIPATION                             Page 20
-------------------------------------------

3.1     Eligible Employee Status......................................  Page 20
3.2     Commencement of Participation.................................  Page 20
3.3     Administrative Requirements...................................  Page 20
3.4     Re-Employment Participant.....................................  Page 20
3.5     Change in Employment Status...................................  Page 20

             Basic Plan Document #03 - Plan & Trust Agreement /DB
             ----------------------------------------------------

ARTICLE III - ELIGIBILITY AND PARTICIPATION                             Page 20
-------------------------------------------

3.6     Inactive Participants.........................................  Page 20
3.7     Waiver of Participation.......................................  Page 20

ARTICLE IV - HOURS AND YEARS OF SERVICE                                 Page 22
---------------------------------------

4.1     Year of Service Eligible for Credit...........................  Page 22
4.2     Credit for Hours of Service...................................  Page 23
4.3     Predecessor Employers.........................................  Page 23

ARTICLE V - CONTRIBUTIONS                                               Page 24
-------------------------

5.1     Amount of Employer Contributions..............................  Page 24
5.2     Payment of Contributions......................................  Page 24
5.3     Duty of Trustees..............................................  Page 24
5.4     Contingent Nature of Contributions............................  Page 24
5.5     Refund of Company Contribution................................  Page 24
5.6     Employee Contributions........................................  Page 25
5.7     Rollover Contributions........................................  Page 25

ARTICLE VI - CALCULATION OF BENEFITS                                    Page 28
------------------------------------

6.1     Normal Form of Benefits.......................................  Page 28
6.2     Calculation of Normal Retirement Benefit......................  Page 28
6.3     Calculation of Accrued Benefits...............................  Page 28
6.4     Transitional Rules............................................  Page 30
6.5     Non-Duplication of Accrued Benefits...........................  Page 31
6.6     Pre-Erisa Accruals............................................  Page 31
6.7     Present Value of Accrued Benefits.............................  Page 32
6.8     Permitted Disparity...........................................  Page 33
6.9     Adjustment to Benefits Frozen as of Fresh Start Date..........  Page 33

ARTICLE VII - LIMITATION ON BENEFITS                                    Page 35
------------------------------------

7.1     Maximum Benefit Limitations...................................  Page 35
7.2     Participants Covered by Another Plan of the Employer..........  Page 35
7.3     Reserved......................................................  Page 36
7.4     Definitions...................................................  Page 36
7.5     Super Top-Heavy Plan..........................................  Page 43

ARTICLE VIII - ENTITLEMENT TO BENEFITS                                  Page 44
--------------------------------------

8.1     Normal Retirement Benefit.....................................  Page 44
8.2     Early Retirement Benefits.....................................  Page 44
8.3     Late Retirement Benefits......................................  Page 44
8.4     Disability Retirement Benefits................................  Page 44
8.5     Death Benefits................................................  Page 44
8.6     Benefits Payable upon Termination.............................  Page 46
8.7     Payment of Benefits...........................................  Page 47
8.8     Reinstatement of Benefit......................................  Page 47
8.9     Vesting Breaks-In-Service--One Year Holdout...................  Page 48
8.10    Cash-outs and Plan Repayment..................................  Page 48

              Basic Plan Document #03 - Plan & Trust Agreement/DB
              ---------------------------------------------------

ARTICLE IX - TOP HEAVY PROVISIONS                                       Page 49
---------------------------------

9.1     Generally.....................................................  Page 49
9.2     Top-Heavy Definitions.........................................  Page 49
9.3     Minimum Accrued Benefit.......................................  Page 51
9.4     Benefit Form Other Than Life Annuity at Normal Retirement Age.  Page 53
9.5     Nonforfeitability of Minimum Accrued Benefit..................  Page 53
9.6     Minimum Vesting Schedules.....................................  Page 53

ARTICLE X - FORM AND MANNER OF BENEFIT DISTRIBUTIONS                    Page 54
----------------------------------------------------

10.1    Standard Form of Distribution.................................  Page 54
10.2    Optional Forms of Benefit ....................................  Page 54
10.3    Statutory Restriction on Lump Sum Payments....................  Page 55
10.4    Joint and Survivor Annuity Requirements.......................  Page 56
10.5    Commencement of Benefits......................................  Page 62
10.6    Retirement With Age and Service Requirement...................  Page 63
10.7    Annuity Contracts.............................................  Page 63
10.8    Distribution Requirements.....................................  Page 63
10.9    Payments Prior to Breaks-In-Service...........................  Page 70
10.10   Payments Pursuant to Qualified Domestic Relations Orders......  Page 71

ARTICLE XI - TRUST PROVISIONS                                           Page 72
-----------------------------

11.1    Establishment of Trust........................................  Page 72
11.2    Rights, Duties and Obligations of the Trustees................  Page 73
11.3    Investment of the Trust Fund..................................  Page 75
11.4    Accounts to be Kept and Rendered by the Trustees..............  Page 82
11.5    Exclusive Benefit.............................................  Page 83

ARTICLE XII - POLICIES                                                  Page 84
----------------------

12.1    Purchase of Policies..........................................  Page 84
12.2    Procedure for Purchase........................................  Page 84
12.3    Requirements Concerning the Purchase of Policies..............  Page 84
12.4    Non-Insurable Participants....................................  Page 85
12.5    Protection of Insurer.........................................  Page 85
12.6    Conflict With Insurance Contracts.............................  Page 86

ARTICLE XIII - ADMINISTRATION OF THE PLAN                               Page 87
-----------------------------------------
13.1    Appointment of Plan Administrator.............................  Page 87
13.2    Manner of Acting..............................................  Page 87
13.3    Disqualification to Act.......................................  Page 87
13.4    Authority and Responsibility of Plan Administrator............  Page 87
13.5    Request for Documentation.....................................  Page 88
13.6    Removal or Resignation........................................  Page 88
13.7    Failure to Appoint Plan Administrator.........................  Page 88
13.8    Compensation..................................................  Page 88
13.9    Allocation of Responsibilities................................  Page 88

              Basic Plan Document #03 - Plan & Trust Agreement /DB
              ----------------------------------------------------

ARTICLE XIII - ADMINISTRATION OF THE PLAN                               Page 89
-----------------------------------------

13.10   Delegation to Retirement Committee............................  Page 89
13.11   Bonding.......................................................  Page 89
13.12   Indemnification...............................................  Page 89

ARTICLE XIV - CLAIMS AND PROCEDURES                                     Page 90
-----------------------------------

14.1    Claim for Benefits............................................  Page 90
14.2    Disposition of Claim..........................................  Page 90
14.3    Claims Review Procedure.......................................  Page 90
14.4    Conclusiveness of Determination...............................  Page 91

ARTICLE XV - AMENDMENT, TERMINATION AND MERGER                          Page 92
----------------------------------------------

15.1    Employer's Right Reserved.....................................  Page 92
15.2    Amendments to Cover Additional Employers......................  Page 93
15.3    Effect of Terminations........................................  Page 93
15.4    Restrictions on Benefits to Highly Paid Employees.............  Page 94
15.5    Allocation Upon Termination of Trust..........................  Page 96
15.6    Merger and Consolidation......................................  Page 98
15.7    Withdrawal of a Participating Employer........................  Page 98
15.8    Failure to Attain Qualification...............................  Page 98
15.9    Amendment by Sponsor..........................................  Page 98
15.10   Dissolution of All Participating Employers....................  Page 98

ARTICLE XVI - MISCELLANEOUS PROVISIONS                                  Page 100
--------------------------------------

16.1    Controlling State Law.........................................  Page 100
16.2    Disputes......................................................  Page 100
16.3    Gender and Number.............................................  Page 100
16.4    Heading and Subheadings.......................................  Page 100
16.5    Heirs, Assigns and Representatives............................  Page 100
16.6    No Contract of Employment.....................................  Page 100
16.7    Treatment of Owner-Employees Under the Plan...................  Page 100
16.8    Non-Alienation of Benefits....................................  Page 101
16.9    Notices and Deliveries........................................  Page 102
16.10   Payments to Persons under Legal Disability....................  Page 102
16.11   Severability of Provisions....................................  Page 102
16.12   Service of Process............................................  Page 102
16.13   Title to Trust Assets.........................................  Page 102
16.14   Inalienability of benefits....................................  Page 102
16.15   Exclusive Benefit.............................................  Page 102
16.16   Failure of Qualification......................................  Page 103
16.17   Control of Trades or Businesses by Owner-employees............  Page 103
16.18   Segregated 414(k) Account.....................................  Page 103
16.19   Segregated 414(k) Account on Plan Termination.................  Page 103

                              REGIONAL PROTOTYPE

                                DEFINED BENEFIT

                           PLAN AND TRUST AGREEMENT



                           Basic Plan Document #03




                                 Sponsored By

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


                          ARTICLE I - NATURE OF PLAN

1.1   Statement of Purpose

      This Plan has been prepared for the purpose of providing a retirement plan for the exclusive benefit of Eligible Employees of any Participating Employer. Any Employer may adopt this Plan and Trust, provided that such Employer and the Trustee designated by such Employer executes an Adoption Agreement and agrees to conform to and abide by all of the terms and provisions of this Plan and Trust.

1.2   Intention to Conform to Statute

      The Plan and Trust are intended to qualify as a Defined Benefit Pension Plan and Trust under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 as those sections may be amended from time to time.

1.3   Effective Date

      The Effective Date of this Plan shall be the date set forth in Section I.A.3.a. of the Adoption Agreement. The Restatement Effective Date, if any, shall be the date set forth in Section I.A.3.b.e. of the Adoption Agreement.



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ARTICLE 1 -- Nature of Plan                                              Page 1

                   Basic Plan Document #03 - Defined Benefit
                  ------------------------------------------

                           ARTICLE II - DEFINITIONS

2.1   "Accrued Benefit"

      shall mean the amount of monthly (or other periodic) pension payable in the normal form earned as of any date in reference, calculated in accordance with Article VI hereof, as modified by Article VIII hereof, if applicable.

2.2   "Actuarial Equivalent"

      shall mean the value or amount of the benefits which differ in time, period, or manner of payment from a periodic pension payable in the Normal Form (as provided in Section III.B.1. of the Adoption Agreement) commencing on a Participant's Normal Retirement Date, computed in accordance with the assumptions set forth in Section II.D. of the Adoption Agreement, or if use of the Section 417 interest rates as set forth in
      Section 6.7 of Plan would provide a greater benefit, computed in accordance with those rates.

2.3   "Administrator"

      shall mean the Plan Administrator as defined in Article II, Section 2.62 hereof.

2.4   "Adoption Agreement"

      shall mean the agreement entered into by the Employer and the Trustee adopting this Plan and Trust and setting forth certain provisions of this Plan as specified therein.

2.5   "Affiliated Employer"

      shall mean:

      (a) in the event the Plan provides benefits on behalf of an Owner-Employee (within the meaning of Section 401(c) of the Code): the Employer and any unincorporated entity or partnership under common control with the Employer within the meaning of Section 401(d)(1)(B) of the Code and as further described in Article XVI, Section 16.7, and

      (b) in all other events: the Employer and any corporation, partnership or other unincorporated entity which forms a controlled group of corporations, a group of trades or businesses under common control, or an affiliated service group with the Employer, within the meaning of Sections 414(b), 414(c) and 414(m) of the Code and, where applicable, Sections 415(h) and 414(o) of the code.

2.6   "Age"

      shall mean actual age attained by a person as of his most recent birthday.


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ARTICLE II --  Definitions                                               Page 2

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

2.7   "Aggregation Group"

      shall mean each plan of the Affiliated Employer, whether or not terminated, in which a Key Employee is a participant and each other plan of the Affiliated Employer which enables any plan in which a Key Employee is a participant to meet the requirements of Sections 401(a)(4) or 410 of the Code. The Employer may treat any other Affiliated Employer as being part of the Aggregation Group if such group would continue to meet the requirements of Sections 401(a)(4) and 410 (permissive Aggregation Group) with such plan being taken into account.

2.8   "Alternate Payee"

      shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized as having a right to receive all or any portion of the benefits payable hereunder with respect to such Participant in accordance with Articles X and XVI hereof.

2.9   "Anniversary Date"

      shall mean the first day of the Plan Year unless otherwise specified in
      Section II of the Adoption Agreement.

2.10  "Annual Addition"

      shall mean for each Participant, in any Limitation Year, an amount determined in accordance with Article VII of this Plan.

2.11  "Annuity Starting Date"

      shall mean the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

2.12  "Applicable Factor"

      shall mean the factors described in Section III.B.8 of the Integrated Defined Benefit Adoption Agreements #03-003 and #03-004 which are used to determine the limits of permitted disparity.

2.13  "Average Compensation"

      shall mean the average of a Participant's Compensation over the number of consecutive Plan Years as elected in Section II.A.4 of the Adoption Agreement (but not less than three) which produce the highest average; if the Participant has less than said number of Years of Service, compensation shall be averaged over the Participant's total period of Service.



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ARTICLE II -- Definitions                                                Page 3

Basic Plan Document #03 - Defined Benefit
-----------------------------------------

2.14  "Average Annual Compensation"

      means the average of a Participant's Annual Compensation, as defined in
      Section 7.4(c) of the Plan, over the three or more consecutive years, as specified in Section II.A.4. of the Adoption Agreement, which produce the highest average. If a Participant's entire period of service for the Employer is less than the specified number of consecutive years, Compensation is averaged on annual basis over the Participant's entire period of service.

2.15  "Average Compensation for High Five Years"

      shall mean, for any Plan Year in which the Plan is a Top Heavy Plan, an amount so determined in accordance with Article IX of this Plan.

2.15.A. "Base Benefit Percentage"

      is the rate, expressed as a percentage of Compensation, at which Employer derived benefits are accrued with respect to Compensation of Participants at or below the Integration Level for the Plan Year.

2.16  "Beneficiary"

      shall mean any individual, individuals, estate or trust designated by a Participant, Plan Administrator or pursuant to Section 206(d)(93)(J) of ERISA and in the case of a "designated beneficiary" an individual who is designated as the beneficiary under the Plan pursuant to Section 401(a)(9) and the regulations thereunder to receive benefits on behalf of a Participant.

2.17  "Board of Directors"

      shall mean:

      (a) in the case of a corporation: the Board of Directors (or sole director) of the Employer, or of a Participating Employer, as the case may be; and

      (b) in the case of a partnership or sole proprietor: the general partners or the sole proprietor, as the case may be.

2.18  "Break-In-Service"

      unless Elapsed Time is selected in Section II.B.4.e. of the Adoption Agreement, shall mean an applicable Computation Period in which an Employee fails to complete and aggregate a total of more than five hundred
      (500) Hours of Service with any Affiliated Employer. If Elapsed Time is selected, Break-In-Service is a Period of Severance of at least twelve
      (12) consecutive months.

2.19  "Code or IRC"

      shall mean the Internal Revenue Code of 1986 as amended from time to time.



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ARTICLE II -- Definitions                                                Page 4

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

2.20  "Collective Bargaining Agreement"

      shall mean an agreement between the Employer and Employee representatives if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the employer who are covered pursuant to that agreement are professionals as defined in Section 1.401(b)-9(g) of the Regulations. Employee representatives does not include any organization more than half of whose members are employees who are owners, officers and executives of the Employer.

2.21  "Committee"

      shall mean the committee members appointed pursuant to Article XIII,
      Section 13.10 hereof and specified in Section I.B.8. of the Adoption Agreement.

2.22  "Compensation"

      shall mean compensation as that term is defined in section 7.4(c) of the Plan. For any Self-Employed Person covered under the Plan, compensation will mean Earned Income. Compensation shall include only that compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the period elected by the Employer in the Adoption Agreement. If the Employer makes no election the applicable period shall be the Plan Year.

      Notwithstanding the above, if elected by the Employer in the Adoption Agreement, compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

      For years beginning after December 31, 1988, the annual compensation of each participant taken into account under the Plan for any year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. If a Plan determines compensation on a period of time that contains fewer than 12 calendar months, then the annual compensation limit is an amount equal to the annual compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12. Fifteen days in a month or more shall be considered a full month.

      In determining the compensation of a participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the



-------------------------------------------------------------------------------
ARTICLE II -- Definitions                                                Page 5

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation, but subsequent to any limitation imposed by Section II.A.3(a) of The Adoption Agreement.

      If compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.


      (d) In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision in the plan to the contrary, for plan years beginning on or after January 1,1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set for in this provisions.

      If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

2.23  "Computation Period"

      shall mean:

      (a)  with respect to eligibility:

           (i) the initial twelve (12) consecutive months beginning on the Employee's Employment Commencement Date; and

           (ii) subsequent Plan Years beginning with the Plan Year which begins in the period specified in (i) above regardless of whether the Employee is entitled to be credited with 1,000 hours of service during the period specified in (i) above. An Employee who is credited with 1,000 hours



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ARTICLE II -- Definitions                                                Page 6

Basic Plan Document #03 - Defined Benefit
-----------------------------------------

                 of service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two years of service for purposes of eligibility to participate.

           (iii) successive anniversaries of the Employee's Employment Commencement Date if specified in Section II.B.3. of the Adoption Agreement; and

      (b) with respect to vesting, Breaks-In-Service and accruals: the Plan Year unless otherwise specified in Section II.B.2. of the Adoption Agreement.

      (c) Notwithstanding the above, if a short Plan Year is elected in accordance with Section I.A.5.b. of the Adoption Agreement, "Computation Period" with respect to vesting shall be the twelve month period ending of the last day of the short Plan Year and on the last day of each subsequent Plan year.

2.24  "Covered Compensation"

      shall mean, for a Plan Year, the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. No increase in Covered Compensation shall decrease a Participant's Accrued Benefit under the Plan.

      In determining a Participant's Covered Compensation for a Plan Year, the taxable wage base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year for which the determination is being made.

      A Participant's Covered Compensation for a Plan Year before 35-year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age is the taxable wage base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year during which the Participant attained Social Security Retirement Age.

2.25  "Defined Benefit Fraction"

      shall mean for each Participant, for any Limitation Year, a fraction so determined in accordance with Article VII of this Plan.

2.26  "Defined Contribution Fraction"

      shall mean for each Participant, for any Limitation Year, a fraction so determined in accordance with Article VII of this Plan.

2.27  "Determination Date"

      shall mean, for any Plan Year, that date determined in accordance with
      Article IX of this Plan.



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ARTICLE II -- Definitions                                                Page 7

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

2.28  "Determination Year"

      shall mean the applicable Plan Year.

2.29  "Early Retirement Date"

      shall mean the date specified in Section II.C.2. of the Adoption
      Agreement.

2.30  "Earliest Retirement Age"

      shall mean the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

2.31  "Earned Income"

      shall mean the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the employer to a qualified plan to the extent deductible under section 404 of the Code.

      Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

2.32  "Effective Date"

      shall have the meaning set forth in Section I.A.3. of the Adoption Agreement.

2.33  "Elapsed Time"

      The following definitions should replace the otherwise required Year of Service, Break-In-Service and Hour of Service definitions if the Employer has selected the use of the Elapsed Time method of credited service in
      Section II.B.4.e. of the Adoption Agreement.

      For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the nonforfeitable interest in the Participant's account balance derived from Employer contributions, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break-In-Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

      For purposes of this section, Hour of Service shall mean each hour for which an


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ARTICLE II -- Definitions                                                Page 8

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      employee is paid or entitled to payment for the performance of duties for the Employer.

      Break-In-Service is a period of severance of at least 12 consecutive months.

      Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

      In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break-In-Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence

      (1)  by reason of the pregnancy of the individual,

      (2)  by reason of the birth of a child of the individual,

      (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

      (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

      Each Employee will share in Employer contributions for the period beginning on the date the Employee commences participation under the Plan and ending on the date on which such Employee severs employment with the Employer or is no longer a member of an eligible class of Employees.

      If the Employer is a member of an Affiliated Service Group (under section 414(m)), a controlled group of corporations (under section 414(b)), or a group of trades or businesses under common control (under section 414(c)), or any other entity required to be aggregated with the Employer pursuant to section 414(o), service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or section 414(o) to be considered an Employee of any Employer aggregated under section 414(b), (c), or (m).

2.34  "Eligible Employee"

      shall mean an Employee who has satisfied the requirements set forth in Sections III.A.1., III.A.2. and III.A.3. of the Adoption Agreement.

2.35  "Employee"

      shall mean either:

      (a) a person who performs services for an Affiliated Employer in the Employer-employee relation;



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ARTICLE II -- Definitions                                                Page 9

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (b) a person who is a Leased Employee with respect to an Affiliated Employer within the meaning of Code Sections 414(n) and 414(o) and this Article II; or

      (c)  a person who is a Self-employed individual (as defined in Section
           2.70 of the Plan) with respect to an Affiliated Employer.

2.36  "Employer"

      shall mean the corporation, partnership, association or sole proprietorship set forth in Section I.B.1. of the Adoption Agreement.

2.37  "Employment Commencement Date"

      shall mean the date on which an Employee first performs an Hour of Service on behalf of an Affiliated Employer, or if applicable, the date on which an Employee first performs an Hour of Service after his most recent Break-In-Service that has resulted in cancellation of his previous Years of Service.

2.38  "Entry Date"

      shall mean each date set forth in Section III.A.4. of the Adoption Agreement which shall be the date on which the Employee commences participation.

2.39  "ERISA"

      shall mean the Employee Retirement Income Security Act of 1974 (P.L. 93-
      406) as it presently exists or as it may hereafter be amended from time to time.


2.39.A  "Excess Benefit Percentage"

      is the rate, expressed as a percentage of Compensation, at which Employer derived benefits are accrued with respect to Compensation of Participants above the Integration Level for the Plan Year.

2.40  "Excess Compensation"

      shall mean that portion of a Participant's Average Compensation that exceeds the integration level specified in Section III.B.7. of the Adoption Agreement (only applicable to Integrated Defined Benefit Plans #03-003 and #03-004).

2.41  "Family Member"

      shall mean family member as defined in Section 414(q)(6) of the Code.



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ARTICLE II -- Definitions                                               Page 10
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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

2.42  "Final Average Compensation"

      shall mean the average of the Participant's annual Compensation from the Employer for the 3 consecutive year period ending with or within the Plan Year. If a Participant's service with the Employer is less than 3 consecutive years, Final Average Compensation shall be determined by averaging on an annual basis the Compensation received during service with the Employer. Compensation for any year in excess of the taxable wage base in effect at the beginning of such year shall not be taken into account.

2.43  "Reserved"


2.44  "Highly Compensated Employee"

      means:

      (a) An Employee who performs services for an Affiliated Employer during the applicable Determination Year and who during the Look-Back Year either

           (i) Received Compensation from an Affiliated Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d)).

           (ii) Received Compensation from an Affiliated Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and such Employee was among the twenty percent (20%) who received the highest Compensation from an Affiliated Employer, or

           (iii) Was an officer of an Affiliated Employer and either received Compensation in excess of fifty percent (50%) of the current limitation imposed by Code Section 415(b)(1)(A), or in the event no officers of any Affiliated Employer received Compensation in excess of the foregoing limit, the most highly compensated officer, or

      (b) Employees who are five percent (5%) owners (within the meaning of Code Section 415(i)) of an Affiliated Employer at any time during the Look-Back Year or the Determination Year or Employees described in
           Section 2.44(a) who are one of the 100 Employees who received the most compensation from



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ARTICLE II -- Definitions                                               Page 11

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      the Employer during the Determination Year, or

      (c)  A former Employee who:
           (i) separated from the service of all Affiliated Employers prior to the Determination Year;

           (ii) performed no services for an Affiliated Employer during the Determination Year, and was a Highly Compensated Employee (who was actively employed) during either his year of separation from service, or any Determination Year ending on or after his fifty fifth (55th) birthday.

      (d)  Any other Employee deemed to be highly compensated under Code
           Section 414(q) and the Treasury Regulation thereunder.

      (e) If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a highly compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and the 5 percent owner or top-ten highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the employee or former employee and the spouses of such lineal ascendants and descendants.

           The determination of who is a highly compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with section 414(q) of the Code and the regulations thereunder.

2.45  "Hour of Service"

      shall mean:

      (a) Each hour for which an Employee (including those persons treated as employees pursuant to Code Section 414(n)) is paid or entitled to be paid currently or as a back pay award irrespective of mitigation of damages, by any Affiliated Employer (including any other entity required to be aggregated pursuant to Code Section 414(o) and regulations thereunder) for the performance of duties provided, however, that all hours shall be credited in the Computation Period in which the work was performed or to which the back pay award relates; and

      (b) Each hour for which an Employee is paid or is entitled to payment due to


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ARTICLE II -- Definitions                                               Page 12

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      vacation, holiday, illness, incapacity, disability, lay off, jury duty, military duty, maternity or paternity leave or leave of absence, but not periods for which payments are made due:

           (i) Under a plan maintained solely for the purpose of compliance with Worker's Compensation, Unemployment Compensation, disability insurance laws; or


           (ii) Solely as reimbursement for medical expenses incurred by the Employee provided, however, that no more than five hundred one
                 (501) Hours of Service be credited to an Employee during a single continuous period during which the Employee performs no duties, except in the case where the Employee is on leave of absence due to illness, injury or disability;

      (c)  Each hour for which an Employee is absent from work because of

           (i)   pregnancy,

           (ii)  the birth of a child of the Employee,

           (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or

           (iv) the need for care of the child during the period immediately following the birth or placement for adoption, but solely for the purpose of determining whether a Break-In-Service has occurred for participation and vesting.

      (d)  (1)   The Employee shall be credited with the number of hours which otherwise would have been credited but for such absence under subsection (c), unless said number of hours cannot be determined, in which case eight (8) hours per working day shall be credited.

           (2) Total hours credited pursuant to subsections (c) and (d) shall not exceed five hundred one (501) hours.

           (3) Hours pursuant to subsection (c) and (d) shall be credited in the Computation Period in which the absence pursuant to subsections (c) and (d) begins if such hours would prevent an Employee from incurring a Break-In-Service, or in any other case in the following Computation Period.

           (4) No credit shall be given pursuant to subsections (c) and (d) unless the Employee furnishes the Plan Administrator with information, as it may reasonably be required, to established the length of or reasons for the absence, or the Plan Administrator has access to such relevant information.



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ARTICLE II -- Definitions                                               Page 13

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (e) Hours of Service shall be determined in accordance with Department of Labor Regulations, Sections 2530.200 b-2 and b-3 which are incorporated herein by reference;

      (f) Hours of Service may be credited at the rate of forty-five (45) hours for each week, ninety-five (95) hours for each semi-monthly pay period or one hundred ninety (190) hours for each monthly pay period in which an Employee is credited with one (1) Hour of Service, if so elected by the Employer in Section II.B.4. of the Adoption Agreement.

      (g) Notwithstanding the above, if an Employer has selected use of the elapsed time method of credited service in Section II.B.4.e. of the Adoption Agreement, Hour of Service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties with the Employer.

      (h) Hours of Service will be credited for employment with other members of an Affiliated Service Group (under Section 414(m)), a controlled group of corporations (under Section 414(b)), or a group of trades or businesses under common control (under Section 414(c)), of which the adopting Employer is a member and any other entity required to be aggregated with the Employer pursuant to section 414(o).

2.46  "Insurer"

      shall mean any legal reserve insurance company from which any policies may be acquired in accordance with the terms of the Plan.

2.47  "Investment Fund"

      shall mean that portion of the Trust Fund consisting of all monies not applied under Policies.

2.48  "Key Employee"

      shall mean, for any Plan Year, a Participant or Beneficiary so determined in accordance with Article IX of this Plan.

2.49  "Leased Employee"

      shall mean any person (not otherwise an employee of an Affiliated Employer) who pursuant to an agreement between the Affiliated Employer (as recipient) and any other person (as "leasing organization") has performed services for an Affiliated Employer or other "related person" (within the meaning of Code Section 414(n)(6)) on a substantially full-time basis for at least one year of a type historically performed by employees in the business field of the Affiliated Employer, except if all of the following conditions are satisfied:

      (a) Such employee is covered by a money purchase pension plan providing:

           (i) a non-integrated employer contribution of not less than ten percent (10%) of Compensation (as defined in Code Section 415(c)(3) and



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ARTICLE II -- Definitions                                               Page 14

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                 without regard to any salary reduction agreement);

           (ii)  immediate participation; and

           (iii) immediate nonforfeitability of Employer contribution;

      (b) Leased Employees do not constitute more than twenty percent (20%) of the non-highly compensated work force of the Affiliated Employer.

      Contributions or benefit provided a leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

2.50  "Limitation Year"

      shall mean the consecutive twelve (12) month period selected in Section II.B.1. of the Adoption Agreement unless otherwise elected by resolution of the Board of Directors of the Employer. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

2.51  "Look-Back Year"

      shall mean the twelve (12) month period immediately preceding the applicable Determination Year.

2.52  "Named Fiduciary"

      shall mean the Employer, the Trustees and the Plan Administrator, provided, however, that the above named (or any member of a group constituting fiduciaries) to the extent of each of their powers, duties and responsibilities as set forth under the terms of this Plan.

2.53  "Non-Key Employee"

      shall have the meaning so ascribed in Article IX of this Plan.

2.54  "Normal Form"

      shall mean the form of benefit selected by the Employer in the Adoption Agreement.

2.55  "Normal Retirement Age "

      shall mean the age selected in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

      If, for Plan Years beginning before January 1, 1988, Normal Retirement Age was determined with reference to the tenth (10th) anniversary of the Participant's initial plan participation (or any anniversary more than 5 but not to exceed


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ARTICLE II -- Definitions                                               Page 15

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      10 years), the Normal Retirement Age for Participants whose initial plan participation date is before the 1988 Plan Year shall be the earlier of:

      (a) the tenth anniversary of the Participant's initial plan participation (or such anniversary as had been elected by the Employer, if less than 10), or

      (b) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988.

2.56  "Normal Retirement Date"

      shall mean the date specified in Section II.C.3. of the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Date shall be the lesser of that mandatory age or the age specified in the Adoption Agreement.

2.57  "Owner Employee"

      shall mean an individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits of the partnership.


2.58  "Participant"

      shall mean any person who is or was an Eligible Employee and who has been admitted to participation in accordance with the terms of the Plan.

2.59  "Participating Employer"

      shall mean the Employer and any Affiliated Employer who, with the consent of the Employer, formally adopts the Plan by completing Section I.B.2. of the Adoption Agreement.

2.60  "Period of Severance"

      shall mean a continuous period of time during which the Employee is not employed by the Employer beginning when the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service, provided that in the case of an individual who is absent from work for maternity or paternity reasons, the twelve (12) consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break-In-Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons shall have the same meaning as in Section 2.44(c) of the Plan.

2.61  "Plan or Plan and Trust"

      shall mean the Plan as herein set forth, as it may be amended from time to time which shall be known by the name set forth in Section I.A.1. of the Adoption Agreement.



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ARTICLE II -- Definitions                                               Page 16

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

2.62  "Plan Administrator"

      shall mean any individual, individuals, corporate entity, or other organization or combination of any of the above designated in Section I.B.7. of the Adoption Agreement, or in the absence of such designation, the Employer.

2.63  "Plan Year"

      shall mean the twelve (12) consecutive month period set forth in
      Section I.A.5. of the Adoption Agreement.

2.64  "Policy"

      shall mean any ordinary life, universal life, term or annuity policy issued by an Insurer and providing benefits under the Plan.

2.65  "Qualified Domestic Relations Order"

      shall mean any judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law:

      (a) which relates to the provision of child support, alimony payments or marital property rights;

      (b) which creates or recognizes the existence of an Alternate Payee's right to receive all or any portion of the benefits payable with respect to a Participant; and

      (c) which otherwise satisfies the requirements of Section 414(p) of the regulations thereunder.

2.66  "Qualified Joint and Survivor Annuity"

      shall mean, in the case of a married Participant, the amount of an immediate annuity for the life of the Participant with a survivor's annuity for the life of the Participant's spouse which is not less than 50% nor greater than 100% of the annuity payable during the joint lives of the Participant and the spouse. The Joint and Survivor Annuity will be the actuarial equivalent of the Participant's Present Value of Vested Accrued Benefit, or, if greater, the actuarial equivalent of any optional form of benefit. In the case of an unmarried Participant and the Qualified Joint and Survivor Annuity is not applicable, his annuity shall be an immediate annuity for life.

2.67  "Qualified Pre-Retirement Survivor Annuity"

      shall mean an immediate annuity form of payment for the life of the surviving spouse of a Participant who dies prior to his Annuity Starting Date.



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ARTICLE II -- Definitions                                               Page 17

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

2.68  "Reserved"

2.69  "Restatement Effective Date"

      shall have the meaning ascribed in Section I.A.3. of the Adoption
      Agreement.

2.70  "Self Employed Person"

      shall mean an individual who has Earned Income (within the meaning of Code
      Section 401(c)(2)) from the trade or business for which the Plan is established, or would have such income if such trade or business had net profits.

2.71  "Social Security Retirement Age"

      shall mean age 65 if the Participant attains age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 if the Participant attains age 62 after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age 67 if the Participant attains age 62 after December 31, 2016 (i.e., born after December 31, 1954).

2.72  "Spouse"

      shall mean the Spouse or the Surviving Spouse of the Participant, provided that a former Spouse will be deemed the Spouse and the current Spouse will not be deemed the Spouse to the extent provided under a Qualified Domestic Relations Order.

2.73  "Super Top Heavy Plan"

      The plan is a Super Top-Heavy Plan in any Plan Year in which the Top-Heavy Ratio (so determined in accordance with Section 9.2.C. of the Plan) is in excess of ninety (90%) percent.

2.73.A  " Taxable Wage Base "

      is the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year.

2.74  "Top Heavy Plan"

      shall mean, for any Plan Year, a Plan so determined in accordance with
      Article IX hereof.

2.75  "Total Disability"

      shall mean a medically determinable physical or mental impairment which is expected to result in death or to be of a long continued duration and which prevents the Participant from engaging in his normal and customary duties.


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ARTICLE II -- Definitions                                               Page 18

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

2.76  "Trustees"

         shall mean the individual, individuals, corporate entity or other group designated pursuant to Section I.B.6. of the Adoption Agreement.

2.77  "Trust Fund"

      shall mean assets or property held by the Trustees (or any nominee thereof) under the terms of the Plan and Trust.

2.78  "Valuation Date:"

      shall mean the close of business on:

      (a)  the last day of the Plan Year;

      (b)  the first day of the Plan Year, or

      (c)  any other date selected by the Plan Administrator.

2.79  "Year of Credited Service"

      shall mean each year with the Employer with respect to which benefits are treated as accruing on behalf of the Participant according to the selection made in Section II.B.7. of the Adoption Agreement.

2.80  "Year of Service"

      shall mean a 12-consecutive month period (Computation Period) during which the employee completes the required hours described in Section 4.1 of the Plan, unless the Employer has elected the use of Elapsed Time in which event the provisions of Section 2.33 of the Plan shall control.




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ARTICLE II -- Definitions                                               Page 19

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1   Eligible Employee Status

      An Employee shall be an Eligible Employee on the date on which he satisfies the requirements set forth in Sections III.A.2. and III.A.3. of the Adoption Agreement.

      If this is a restatement of an existing Plan, every individual participating under the prior provisions of the Plan as of the date of the execution of the Adoption Agreement shall continue to participate in accordance with the terms hereof unless said individual is in an excluded classification.

3.2   Commencement of Participation

      An Eligible Employee shall enter the Plan, subject to any administrative requirements set forth herein, on the Entry Date specified in Section III.A.4. of the Adoption Agreement. Notwithstanding the foregoing, all Employees on the date specified in Section III.A.5. of the Adoption Agreement shall commence their participation hereunder on the date specified therein.

3.3   Administrative Requirements

      The Plan Administrator shall require the Employee to supply information and to complete such forms as reasonably required and, shall delay an Employee's entrance into the Plan until his compliance with this requirement.

3.4   Re-Employment of Participant

      If a Participant experiences an interruption in his employment with all Affiliated Employers and is subsequently re-employed he shall be eligible to re-enter the Plan immediately upon re-employment.

3.5   Change in Employment Status

      An Employee otherwise eligible who was previously not eligible to enter the Plan because he was not an Eligible Employee shall enter participation immediately upon becoming an Eligible Employee.

3.6   Inactive Participants

      If a Participant subsequently becomes ineligible under Section 3.1 hereunder, but is still employed by an Affiliated Employer he shall become an inactive Participant and shall continue to accrue credit for Years of Service for purposes of vesting but not benefit accrual.


3.7   Waiver of Participation

      Every Eligible Employee shall become a Participant provided in this
      Article III



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ARTICLE III -- Eligibility and Participation                            Page 20

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      unless prior to his Entry Date or, if applicable, the date on which he shall have first accrued a benefit under the Plan he shall have filed with the Plan Administrator on the form prescribed by him, a duly executed full or partial waiver of all present and prospective accruals which would otherwise inure to him under the Plan and the Plan Administrator determines that the acceptance of such waiver may not adversely affect the tax qualification of the Plan. An Employee who waives participation or accruals may later become a Participant as of the Date he re-elects to join this Plan, provided that as of such Date he shall meet the requirements for participation. His Normal Retirement benefit shall then be permanently reduced by the amount so waived.

      This waiver of participation does not apply to the standardized Adoption Agreements (03-002 and 03-004).



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ARTICLE III -- Eligibility and Participation                            Page 21

Basic Plan Document #03 - Defined Benefit
-----------------------------------------

                ARTICLE IV - HOURS AND YEARS OF SERVICE

4.1   Years of Service Eligible for Credit

      A Participant will receive credit for all Hours and Years of Service with all Affiliated Employers except as otherwise provided in this Section 4.1.

      (a)  Eligibility

           For purposes of eligibility, an Employer who has not selected Section II.B.3. of the Adoption Agreement will credit an Employee who accrues one thousand (1,000) Hours of Service during both the initial twelve month Computation Period and the Plan Year beginning in the initial twelve month Computation Period, with two (2) Years of Service.

           Years of Service and Breaks-In-Service will be measured on the same eligibility Computation Period. Furthermore, a Year of Service is not completed until the end of each consecutive 12-month period without regard to when during the period 1,000 Hours of Service are completed.

           All Years of Service with the Affiliated Employer are counted toward eligibility Computation Period.

           (i) If the Employer elected to require the completion of two Years of Service for eligibility and provide 100% immediate vesting upon plan participation, Years of Service before a one year Break-In-Service may be disregarded if an Employee incurs a one year Break-In-Service prior to meeting the two year requirement.

           (ii) In the case of a Participant who does not have any nonforfeitable right to the Accrued Benefit, Years of Service before a period of consecutive 1-year breaks in service will not be taken into account in computing eligibility service if the number of consecutive 1-year breaks in service in such period equals or exceeds the greater of 5 or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks-in-Service.

                 If a Participant's Years of Service are disregarded pursuant to the preceding paragraph such Participant will be treated as a new employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to the preceding paragraph, such participant shall continue to participate in the plan, or, if terminated, shall participate immediately upon re-employment.

      (b)  Vesting

           For purposes of determining the vested percentage of a Participant's Accrued Benefit, the following Years of Service shall be disregarded:



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ARTICLE IV -- Employer Contributions                                    Page 22

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


           (i) Years of Service completed prior to the Participant attaining the age, if any, elected in the Adoption Agreement.

           (ii) Years of Service completed prior to any period during which the Affiliated Employers maintained this Plan or a plan which is a predecessor to this Plan, if so elected in the Adoption Agreement.

           (iii) Years of Service disregarded pursuant to Section 4.1(a)(i) and
                 (ii) above.

           (c)  Accrual of Benefits

           For purposes of Accrual of Benefits, a Year of Service shall mean a Plan Year during which a Participant either completes the required Hours of Service as selected in Section II.B.7. of the Adoption Agreement or is employed on the last day of the Plan Year.

           In determining the Years of Service for which benefits are to accrue (for purposes of the definition of Accrued Benefit and/or the benefit formula) the following Years of Service shall be disregarded:

           (i) Years of Service completed prior to the commencement of Plan participation, if so elected in the Adoption Agreement.

           (ii)  Years of Service disregarded pursuant to Section 4.1(a)(i).

           (iii) Years of Service excluded pursuant to Section III.B.6. (Transition Rule) of the Adoption Agreement.

4.2   Credit for Hours of Service

      Hours of Service will be determined on the basis of the method elected in the Adoption Agreement.

4.3   Predecessor Employers

      Service with a predecessor of the Company shall be treated as Hours and/or Years of Service with the Company if the Plan was or includes a plan of such predecessor, or is so elected in the Adoption Agreement.



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ARTICLE IV -- Employer Contributions                                    Page 23

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                           ARTICLE V - CONTRIBUTIONS

5.1   Amount of Employer Contributions

      Each Participating Employer shall contribute to the Plan an amount sufficient to satisfy the minimum funding requirements of Section 412 of the Code and Part 3 of Title I of ERISA on account of its Employees.

5.2   Payment of Contributions

      Each Participating Employer shall make full payment of its contribution to the Trustees for the Plan year with respect to which such contribution is made.

5.3   Duty of the Trustees

      The Trustees shall have no duty to enforce payment of any contribution of any Participating Employer.

5.4   Contingent Nature of Contributions

      Employer contributions made to the Trust Fund are expressly contingent upon their deductibility for federal income tax purposes and the maintenance of the qualified status of the Plan to the extent that loss of said qualified status would deprive a Participating Employer of the deduction taken for said contribution.

5.5   Refund of Company Contribution

      In the event of:

      (a)  initial disqualification of the Plan;

      (b)  disallowance of a deduction under Section 404 of the Code; or

      (c)  mistake of fact,

      that portion of contributions which is disallowed or contributed by mistake of fact may be returned to the Participating Employer which made said contribution to the extent permitted under Section 403(c) of ERISA and Section 401(a)(2) of the Code.

      Return of contributions pursuant to (b) or (c) of this section shall be made within one (1) year of the date of disallowance of deduction, or date of payment of the mistaken portion of the contribution, as the case may be. If the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the code, any contribution made incident to that initial qualification by the Employer must be returned within one year of the date of denial of initial qualification, but only if the application for qualification is made by the time prescribed for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.




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ARTICLE V -- Contributions                                              Page 24

Basic Plan Document #03 - Defined Benefit
-----------------------------------------

5.6   Employee Contributions

      Employee Contributions shall not be permitted under this Plan. In the case of a restatement, previously made Employee contributions and earnings thereon shall be fully vested at all times and subject to the following:

      (a) All Employee contributions shall be separately accounted for in a Participant's Contribution Account.

      (b) Participant may at any time withdraw all or any portion of his Contribution, no forfeitures will occur solely as a result thereof.

      (c) Subject to the right of withdrawal in (b) above, a Participant's Contribution Account shall be payable at the same time, in the same manner, and, in the event of death, to the same Beneficiaries as his Accrued Benefit.

           Beginning with the Plan Year in which this Plan is adopted by the Employer, this Plan will no longer accept Employee contributions which are allocated to a separate account. Employee contributions for Plan Years beginning after December 31, 1986, together with any matching contributions as defined in Section 401(m) of the Code, will be limited so as to meet the non-discrimination test of Section 401(m).

5.7   Rollover Contributions

      (a)  Permissibility

           Rollover contributions may be accepted if such option is selected pursuant to Section IV.A. of the Adoption Agreement only upon such terms and conditions as may be provided under administrative regulations set forth by the Plan Administrator, provided, however, that no funds shall be accepted as a rollover contribution if acceptance of said funds adversely affects the qualified status of the Plan or Trust Fund under the Code.

      (b)  Evidence of Source of Rollover Funds

           The Plan Administrator, at its sole discretion, may require the Participant to provide such evidence as it deems necessary to determine that the rollover funds originate from a source which may be rolled over to the Plan without adversely affecting its qualified status.

      (c)  Types of Rollovers Accepted

           Subject to the requirements of this section, rollover contributions from the following types of plans may be accepted:

           (i) those received by a Participant directly from a plan which is qualified under Section 401(a) of the Code;

           (ii) those received by a Participant from an Individual Retirement Account which consists only of rollover contributions as provided in Section 408(d)(3) of the Code;



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ARTICLE V -- Contributions                                              Page 25

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           (iii) those received by a Participant from an employee annuity described in Section 403(b) of the Code;

            (iv) a transfer of funds directly from the trustee of a plan which is qualified under Section 401(a) of the code; provided, however, that such direct transfers shall be accepted only if so specified in Section III.B. of the Adoption Agreement.

      (d)  Withdrawal

           A Participant may withdraw his rollover contributions (including earnings and appreciation) in the same manner provided for the withdrawal of Employee contributions.

      (e)  Direct Rollover of Eligible Distributions.  General Rule.

           The subsection applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (f)  Direct Rollover of Eligible Distributions.  Definitions.

           (i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.


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ARTICLE V -- Contributions                                              Page 26

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

     (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

      (iv) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.



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ARTICLE V -- Contributions                                              Page 27

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                     ARTICLE VI - CALCULATION OF BENEFITS

6.1   Normal Form of Benefits

      All benefits payable hereunder shall be payable as a monthly annuity commencing on the Participant's Normal Retirement Date payable in the Normal Form specified in Section III.B.1. of the Adoption Agreement.

6.2   Calculation of Normal Retirement Benefit

      The normal retirement benefit is the monthly retirement benefit to be provided for each Participant on his Normal Retirement Date payable in the Normal Form.

      Subject to the maximum benefit limitation and the One Point Four limitations in Article VII, any Participant who reaches his Normal Retirement Date shall be entitled to receive a monthly pension based on the formula selected in Section III.B.2. of the Adoption Agreement.

      The normal retirement benefit of each Participant shall not be less than the largest periodic benefit that would have been payable to the Participant upon separation from service at or prior to Normal Retirement Age under the Plan exclusive of social security supplements, premiums on disability or term insurance, and the value of disability benefits not in excess of the normal retirement benefit. For purposes of comparing periodic benefits in the same form, commencing prior to and at Normal Retirement Age, the greater benefit is determined by converting the benefit payable prior to Normal Retirement Age into the same form of annuity, payable at Normal Retirement Age and comparing the amount of such annuity payments. In the case of a Top Heavy Plan, the normal retirement benefit shall not be smaller than the minimum benefit to which the employee is entitled under Article IX.

      For a Standardized Plan (Adoption Agreements #03-002 or #03-004) that allows past service credit, Section III.B.3.b of the Adoption Agreement shall apply and past service credits shall be limited to the 5 years preceding the Effective Date or the date of the restatement. Such credit or increase must be granted on a uniform basis to all current Employees under the Plan.

6.3   Calculation of Accrued Benefits

      The formula to determine Accrued Benefit will be one of the following methods as elected in conjunction with the benefit formula pursuant to
      Section III.B.4. of the Adoption Agreement.

      a.   Fractional Rule

           A Participant's Accrued Benefit at any time equals the product of the Normal Retirement Benefit multiplied by a fraction, the numerator of which is the number of Years of Credited Service at such time, and the denominator of which is the number Years of Credited Service the Participant would have at Normal Retirement Age.



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ARTICLE VI -- Calculation of Benefits                                   Page 28

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           If the number of Years of Credited Service required for full benefit at retirement in Section III.B.2. of the Adoption Agreement is less than 25 years or if no reduction applies, then in applying the fractional method, the denominator in the fraction shall be the greater of 25 or the number of years of Credited Service the Participant would have at Normal Retirement Age.

           When determining the Accrued Benefit, the Normal Retirement Benefit is the monthly benefit to which the Participant would be entitled if he continued to earn annually until such Normal Retirement Age the same rate of Compensation upon which his normal retirement benefit would be computed. This rate of Compensation is computed on the basis of Compensation taken into account under the Plan, (but not to exceed the ten years of service immediately preceding the determination).

      b.   133 1/3 Rule

           A Participant's Accrued Benefit as of any date in reference shall be the benefit obtained by applying the Unit Credit formula elected pursuant to Section III.B.2. of the Adoption Agreement to his years of Credited Service. The normal retirement benefit is the total Benefit accrued at Normal Retirement Age.

      c.   Fully insured Accrual

           Regardless of the benefit formula selected, this method applies if the Plan is funded exclusively by the purchase of individual insurance contracts.

           All contracts will provide for level annual premium payments to be paid extending not later than the retirement age for each individual participating in the Plan, and commencing with the date the individual became a Participant in the Plan (or, in the case of an increase in benefits, commencing at the time such increase becomes effective).

           Increases in a Participant's monthly retirement benefits due to a change in Compensation shall be recognized as of each Anniversary Date. Decreases in monthly retirement benefits shall not be recognized until the decrease in Compensation has been in effect for two Plan Years.

           Benefits provided by the Plan are equal to the benefits provided under each insurance contract at Normal Retirement Age and are guaranteed by an insurance carrier (licensed under the laws of a state to do business with the Plan) to the extent premiums have been paid.

           Each Participant's Accrued Benefit as of any applicable date is the cash surrender value his insurance contracts would have had on such applicable date if

           i. premiums payable for the Plan Year, and all prior plan Years, under such contract had been paid before lapse or there was reinstatement of the policy, and



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ARTICLE VI -- Calculation of Benefits                                   Page 29

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           ii. no rights under such contracts had been subject to a security interest at any time during the Plan Year, and

           iii.  no policy loan were outstanding at any time during the Plan
                 Year.

6.4   Transitional Rules

      If this Plan is a restatement of a prior Plan, the Participant's Accrued Benefit shall be as elected in Section III.B.6 of the Adoption Agreement.

      For purposes of Section 6.3, the terms years of participation and Years of Credited Service shall include all earned service by a Participant under the terms of a prior Plan this Plan has superceded. Such service shall be credited to the extent included for benefit accrual purposes under the superceded prior Plan sponsored by an Affiliated Employer, provided, however, that no more than one (1) Year of Participation shall be credited for each Year of Credited Service.

      Notwithstanding the above election, and regardless of whether or when the same election shall become effective, the designation of a transitional rule at Section III.B.6 of the Adoption Agreement shall also apply, as follows:

      (A) if (a) is designated, then apply: Option 1 (formula with wear-away):

      Notwithstanding any other provision in the plan, each section 401(a)(17) employee's accrued benefit under this plan will be the greater of:

      (a) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, or

      (b) the employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the plan for purposes of benefit accruals.

      A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $ 150,000.

      (B) if (b) is designated, then apply: Option 2 (formula without wear-away):

      Notwithstanding any other provision in the plan, each section 401(a)(17) employee's accrued benefit under this plan will be the sum of:

      (a) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and (b) the employees accrued benefit determined under the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for plan years beginning on or after January 1, 1994, for the purposes of the benefit accruals.



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ARTICLE VI -- Calculation of Benefits                                   Page 30

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $ 150,000.

      (C) if (c) is designated, then apply: Option 3 (formula with extended wear-away):

      Unless otherwise provided under the plan, each section 401(a)(17) employee's accrued benefit under this plan will be the greater of the accrued benefit determined for the employee under 1 or 2 below:

      (1) the employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the plan for purposes of benefit accruals, or

      (2) the sum of:

      (a) the employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and

      (b) the employee's accrued benefit determined under the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for the plan years beginning on or after January 1, 1994, for purposes of benefit accruals.

      A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $ 150,000.

6.5   Non-Duplication of Accrued Benefits

      In the event a former Participant again becomes a Participant, any benefits payable with respect to his subsequent employment shall be reduced if and as necessary to avoid duplication of any benefits payable or paid with respect to his prior employment.

      If a former Participant has received a distribution of vested Accrued Benefits which has not been repaid in accordance with Article X, his Normal Retirement date of the distribution) of the present value of the previously distributed vested Accrued Benefit as of the date of the Distribution.

6.6   Pre-Erisa Accruals

      For Plan Years beginning before Section 411 of the Internal Revenue Code is applicable hereto, the Participant's Accrued Benefit shall be the greater of that provided by the Plan, or one-half the benefit which would have been Accrued had the provisions of Section 6.3 been in effect. In the event the Accrued Benefit as of the Effective Date of Section 411 of the Code is less than that provided by Section 6.3, such difference shall be Accrued in accordance with Section 6.3.


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ARTICLE VI -- Calculation of Benefits                                   Page 31

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

6.7   Present Value of Accrued Benefits

      The present value of any benefit under the terms of this Plan will be the actuarial equivalent of the normal form of benefit. Actuarial equivalence shall be determined on the basis of the mortality rates specified in
      Section II.D.1 of the Adoption Agreement, and either the interest rate(s) specified in the Adoption Agreement or the Section 417 interest rates whichever produces the greater benefit.

      The above paragraph shall not apply to the extent it would cause the Plan to fail to satisfy the requirements of Article VII of the Plan.

      The Section 417 interest rates(s) are:

      a. the applicable interest rate if the present value of the benefit (using such rate(s)) is not in excess of $25,000; or

      b. 120 percent of the applicable interest rate if the present value of the benefit exceeds $25,000 (as determined under Section a. above). In no event shall the present value determined under this section b. be less than $25,000.

      The applicable interest rate is the interest rate(s) which would be used by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a benefit upon termination of an insufficient trusteed single-employer plan.

      Such interest rate will be the rate(s) in effect as of:

      (1) the beginning of the Plan Year during which the benefit is payable, or

      (2)  the actual date the benefit is payable

      depending on the option selected in Section IV.C.2 of the Adoption Agreement.

      The Section 417 interest rate limitations shall apply to distributions in Plan Years beginning after December 31, 1984. Notwithstanding the foregoing, the Section 417 interest rate limitations shall not apply to any distributions commencing in Plan Years beginning before January 1, 1987, if such distributions were determined in accordance with the interest rate(s) as required by the regulations Section 1.417(e)-1T(e) (including the PBGC immediate interest rate).

      The Section 417 interest rate limitations shall not apply to annuity contracts distributed to or owned by a Participant prior to September 17, 1985, unless additional contributions are made under the Plan by the Employer with respect to such contracts. In addition, the Section 417 interest rate limitations shall not apply to annuity contracts owned by the Employer or distributed to or owned by a Participant prior to the first Plan Year after December 31, 1988, if the annuity contracts satisfied the requirements in Sections 1.401(a)-11T and 1.417(e)-1T of the regulations. The preceding sentence shall not apply if



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ARTICLE VI -- Calculation of Benefits                                   Page 32

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      additional contributions are made under the Plan by the Employer with respect to such contracts on or after the beginning of the first Plan Year beginning after December 31, 1988.

      Notwithstanding the above, if a benefit is distributed in a form other than a non-decreasing annuity payable for a period not less than the life of a Participant (or in the case of a qualified pre-retirement survivor Annuity, the life of the surviving Spouse), the interest rate used in determining actuarial equivalence of the portion of the excess benefit percentage that exceeds the base benefit percentage (in an excess plan) or the offset (in an offset plan), shall be the Section 417 interest rate(s).

6.8   Permitted Disparity

      The provisions of Section III.B.6. shall apply with respect to plan years, and benefits attributable to plan years, beginning after December 31, 1988.

      The retirement benefit shall be determined in accordance with the formula elected by the Employer in Section III.B.2. of the Adoption Agreement.

6.9   Adjustment to Benefits Frozen as of Fresh Start Date.

      If this plan satisfies the requirements of section 1.401(a)(4)-13(d) of the regulations for a fresh-start as of the last day of the last plan year beginning before January 1, 1994, then, notwithstanding any other provisions of the plan, any section 401(a)(17) employee's accrued benefit, frozen in accordance with section 1.401(a)(4)- 13 of the regulations as of the fresh-start date, is adjusted to reflect increases in the employee's compensation after the fresh-start date. However, this adjustment may be made only if the adjustment will not cause the plan to fail to satisfy the consistency requirement of section 1.401(a)(4)-13(c), as modified by section 1.401(a)(17)-1(a) of the proposed regulations. In determining a section 401(a)(17) employee's accrued benefit in any plan year beginning on or after January 1, 1994, the portion of employee's frozen accrued benefit attributable to plan years beginning before January 1, 1994, will be determined in accordance with Method A for statutory Section 401(a)(17) employees and Method B for employees other than statutory section 401(a)(17) employees. A statutory section 401(a)(17) employee means an employee whose accrued benefit as of a date on or after January 1, 1994, is based on compensation for a year beginning prior to January 1, 1989, that exceeded $200,000. A Section 401(a)(17) employee means an employee whose current accrued benefit as of date on or after January 1, 1994, is base on compensation for a year beginning prior to January 1, 1994, that exceeded $150,000.

      Method A (statutory section 401(a)(17) employees):

      Step 1: Determine each statutory section 401(a)(17) employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1989, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

      Step 2: Adjust the amount in Step 1 up through the last day of the last plan year beginning



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ARTICLE VI -- Calculation of Benefits                                   Page 33

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      before the first plan year beginning on or after January 1, 1994, under the method provided under the plan for increasing the amount in step 1 to take into account increases in compensation in plan years beginning on or after January 1, 1989. However, if the plan does not provide for such increases, the amount in step 2 shall be equal to the amount in step 1.

      Step 3: Determine the statutory section 401(a)(17) employee's accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

      Step 4: Subtract the amount determined in step 2 from the amount determined in step 3.

      Step 5: Adjust the amount in step 4 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory section 401(a)(17) employee's average compensation determined for the current year as limited by section 401(a)(17), using the same definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last plan beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994.

      Step 6: Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory section 401(a)(17) employee's average compensation for the current year (as limited by section 401(a)(17)), using the same definition of compensation and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1989. The denominator of the fraction is employee's average compensation for the last day of the last plan year beginning before January 1, 1989, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1989.

      Step 7: Add the amounts determined in step 5, and the greater of step 6 or 2.

      2. Method B (section 401(a)(17) employees other than statutory Section 401(a)(17) employees):

      Step 1: Determine the accrued benefit of each section 401(a)(17) employee other than statutory section 401(a)(17) employees as of the last day of the plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations.

      Step 2: Adjust the amount in step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the average compensation of the section 401(a)(17) employee who is not a statutory section 401(a)(17) employee determined for the current year as limited by section 401(a)(17), using the same definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last plan year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last plan year beginning before January 1, 1994.



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ARTICLE VI -- Calculation of Benefits                                   Page 34

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                   ARTICLE VII - LIMITATION ON BENEFITS

7.1   Maximum Benefit Limitations

      This Article, except for Section 7.1(c), applies regardless of whether any Participant is or has ever been a Participant in another qualified plan maintained by the Employer. If any Participant is or has ever been a Participant in another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, which provides an Annual Addition as defined in
      Section 7.4(a), Section 7.2 is also applicable to that Participant's benefits.

      (a)  General Limitation

           The annual benefit otherwise payable to a Participant at any time will not exceed the maximum permissible amount. If the benefit the Participant would otherwise accrue in a Limitation Year would produce an annual benefit in excess of the maximum permissible amount, the rate of accrual will be reduced so that the annual benefit will equal the maximum permissible amount.

      (b)  Non-Deductible Employee Contributions

           If a Participant has made nondeductible employee contributions under the terms of this Plan, the amount of such contributions is treated as an Annual Addition to a qualified defined contribution plan, for purposes of Sections 7.1(a) and 7.2(b) of this article.

      (c)  Small Benefit Limitation

           The limitation in Section 7.1(a) is deemed satisfied if the annual benefit payable to a Participant is not more than $1,000 multiplied by the Participant's number of years of service or parts thereof (not to exceed 10) with the Employer, and the Employer has not at any time maintained a defined contribution plan, a welfare benefit plan as defined in Section 419(e) of the Code, or an individual medical account as defined in Section 415(l)(2) of the Code in which such Participant participated.

7.2   Participants Covered by Another Plan of the Employer

      This Section applies if any Participant is covered, or has ever been covered, by another plan maintained by the Employer, including a qualified plan, or a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, which provides an Annual Addition as described in Section 7.4.(a).

      (a)  Coverage Under Another Defined Benefit Plan

           If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer, the sum of the Participant's annual benefits from all such plans may not exceed the maximum permissible amount.



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ARTICLE VII -- Limitation on Benefits                                   Page 35

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           The Employer will choose in Section III.D.1 of the Adoption Agreement the method by which the plans will meet this limitation.

      (b)  Coverage Under Another Plan

           If the Employer maintains, or at any time maintained, one or more qualified defined contribution plans covering any Participant in this Plan, a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account as defined in Section 415(l)(2) of the Code, the sum of the Participant's defined contribution fraction and defined benefit fraction will not exceed
           1.0 in any limitation year, and the annual benefit otherwise payable to the Participant under this Plan will be limited in accordance with
           Section III.D.2 of the Adoption Agreement.

      (c)  Transitional Rule

           In the case of an individual who was a Participant in one or more defined benefit plans of the Employer as of the first day of the first limitation year beginning after December 31, 1986, the application of the limitations of this article shall not cause the maximum permissible amount for such individual under all such benefit plans to be less than the individual's current Accrued Benefit. The preceding sentence applies only if such defined benefit plans met the requirements of Section 415 of the Code, for all limitations years beginning before January 1, 1987.

7.3   Reserved

7.4   Definitions

      (a)  Annual additions

           The sum of the following amounts credited to a Participant's account for the Limitation Year:

           (i)   Employer contributions;

           (ii)  employee contributions,

           (iii) forfeitures, and

           (iv) Amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.



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ARTICLE VI -- Limitation on Benefits                                    Page 36

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (b)  Annual Benefit

           A retirement benefit under the Plan which is payable annually in the form of a straight life annuity. Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to an actuarially equivalent straight life annuity before applying the limitations of this article. The interest rate assumption used to determine actuarial equivalence will be the greater of the interest rate specified in Section II.C.1 of the Adoption Agreement or 5 percent. The annual benefit does not include any benefits attributable to Employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for:

           (i)   the value of a Qualified Joint and Survivor Annuity,

           (ii) the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and

           (iii) the value of post-retirement cost-of-living increases made in accordance with Section 415(d) of the Code and Section 1.415-3(c)(2) (iii) of the Federal Income Tax Regulations.

      (c)  Compensation

           Unless otherwise elected by the Employer under the Adoption Agreement, Compensation is defined as wages within the meaning of section 3401(a) of the Code and all other payments of compensation to the employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under sections 6041(d), 6051(a)(3) and 6052 of the Code, determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed. As elected by the Employer in the Adoption Agreement, compensa-tion shall mean all of a Participant's:

           (i)   Section 3121 Wages

                 Wages as defined in Section 3121(a), for purposes of calculating social security taxes, but determined without regard to the wage base limitation in Section 3121(a)(1), the limitations on the exclusions from wages in Section 3121(a)(5)(C) and (D) for elective contributions and payments by reason of salary reduction agreements, the special rules in
                 Section 3121(v), any rules that limit covered employment based on the type or location of an employee's Employer, and any rules that limit the remuneration included in wages based on familial relationship or based on the nature or location of the employment or the services performed (such as the exceptions to the definition of employment in Section 3121(b)(1) through
                 (20)).

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ARTICLE VII -- Limitation on Benefits                                   Page 37

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (ii) Section 3401(a) Wages

           Wages as defined in Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

     (iii) 415 Safe-harbor Compensation

           Wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips bonuses, fringe benefits, reimbursements, and expense allowances), and excluding the following:

           i. Employer contributions to a plan of deferred compensation which are not includable in the employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

           ii. Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

           iii. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

           iv. Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Internal Revenue Code (whether or not the amounts are actually excludable from the gross income of the employee).

           For any Self-Employed individual Compensation will mean earned income.

           For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this article, Compensation for a Limitation Year is the Compensation actually paid or includable in gross income during such Limitation Year.


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ARTICLE VII -- Limitation on Benefits                                   Page  38

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (d)  Current Accrued Benefit

           A Participant's Current Accrued Benefit is the Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of 415(b)(2) of the Code. In determining the amount of a Participant's current Accrued Benefit, the following shall be disregarded:

           (i) any change in the terms and conditions of the plan after May 5, 1986; and

           (ii)  any cost of living adjustments occurring after May 5, 1986.

      (e)  Defined Benefit Dollar Limitation: $90,000.

           The Defined Benefit Dollar Limitation shall be Ninety Thousand ($90,000) Dollars. Effective on January 1, 1988, and each January thereafter, the Ninety Thousand ($90,000) limitation will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code in such manner as the Secretary shall prescribe. The new limitation will apply to Limitation Years ending within the calendar year of the date of the adjustment.

      (f)  Defined Benefit Fraction

           A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the Dollar Limitation determined for the limitation year under Sections 415(b) and (d) of the Code and in accordance with Section 7.4.(k) below or 140 percent of the Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

           Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all Limitation Years beginning before January 1, 1987.

      (g)  Defined Contribution Fraction

           A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or

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ARTICLE VII -- Limitation on Benefits                        Page  39

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           not terminated) maintained by the Employer for the current and all prior Limitation years, (including the Annual Additions attributable to the Participant's nondeductible employee contributions to this and all other defined benefit plans (whether or not terminated) maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code or individual medical accounts, as defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer. The maximum aggregate amount in any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's compensation for such year.

           If the employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which was in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. In addition to the foregoing, the numerator of the Defined Contribution fraction shall be adjusted pursuant to
           Section 1.415-7(d)(1) of the federal Income Tax Regulations and questions T-6 and T-7 of IRS Notice 83-10.

           The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

      (h)  Employer

           For purposes of this article, Employer shall mean the Affiliated Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)), or affiliated service groups (as defined in Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code.

      (i)  Highest Average Compensation

           The average compensation for the three consecutive years of service with the Employer that produces the highest average. A year of service with the

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ARTICLE VII -- Limitation on Benefits                        Page  40

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           Employer is the 12-consecutive month period defined in Section II.A.2.b. of the Adoption Agreement.

      (j)  Limitation Year

           Limitation year means a calendar year, or the 12-consecutive month period elected by the Employer in Section II.B.1 of the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year on which the amendment is made.

      (k)  Maximum Permissible Amount

           (i) The lesser of the Defined Benefit Dollar Limitation or 100 percent of the Participant's highest average compensation.

           (ii) If the Participant has less than 10 years of participation with the Employer, the Defined Benefit Dollar Limitation is reduced by one-tenth for each year of participation (or part thereof) less than ten. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan. The preceding sentence shall not apply upon termination of the Plan if excess assets are allocated on a non-discriminatory basis. If the participant has less than ten years of service with the Employer, the Compensation limitation is reduced by one-tenth for each year of service (or part thereof) less than ten. For purposes of Section 415(e), the adjustments of this section shall be applied in the denominator of the Defined Benefit Fraction based upon Years of Service. Years of Service shall include future years occurring before the Participant's Normal Retirement Age. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, only if it can be reasonably anticipated that the Participant will receive a Year of Service for such year.

           (iii) If the Annual Benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age 62, the defined benefit dollar limitation as reduced above, if necessary, shall be determined as follows:

                 A. If a Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

                 B. If a Participant's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each of the first 36 months and 5/12 of

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ARTICLE VII -- Limitation on Benefits                        Page  41

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                     one percent for each of the additional months (up to 24 months) by which benefit commence before the month of the Participant's Social Security Retirement Age.

           (iv) If the Annual Benefit of a Participant commences prior to age 62, the Defined Benefit Dollar Limitation shall be the actuarial equivalent of an annual benefit beginning at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age
                 62. To determine actuarial equivalence, the interest rate assumption is the greater of the rate specified in Section II.D.1. of the Plan or 5 percent. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this provision shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

           (v) If the annual benefit of a Participant commences after the Participant's Social Security Retirement Age, the defined benefit dollar limitation as reduced in (ii) above, if necessary, shall be adjusted so that it is the actuarial equivalent of an annual benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age. To determine actuarial equivalence, the interest rate assumption used is the lesser of the rate specified in Section II.D.1. of the Plan or 5 percent.

      (l)  Projected Annual Benefit

           The annual benefit as defined in Section 7.4(b) of this article, to which the Participant would be entitled under the terms of the Plan assuming:

           (i) the participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

           (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

      (m)  Year of Participation

           The Participant shall be credited with a year of participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met:

           (i) the Participant is credited with at least the number of Hours of Service (or period of service if the Elapsed Time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and

           (ii) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period.

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ARTICLE VII -- Limitation on Benefits                        Page  42

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           If these two conditions are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of Section 415(c)(3)(C)(i) of the Code for an accrual computation period shall receive a year of participation or (part thereof) for an accrual computation period. The plan must be established no later that the last day of such accrual computation period. In no event will more than one year of participation be credited for any 12-month period.

7.5   Super Top-Heavy Plan

      In any Plan Year in which the Top-Heavy Ratio is in excess of ninety (90%) percent (which means that the Plan is a Super-Top Heavy Plan), or in any Plan Year in which the Plan is Top Heavy and does not provide a minimum benefit of at least 3% for each Year of Service as a Participant in a Top-Heavy Plan Year (maximum 30%), which means that the Plan is a Super Top-Heavy Plan, the denominators of the Defined Benefit Fraction as defined in Section 7.4(f) of the Plan and the Defined Contribution Fraction as defined in Section 7.4 (g) of the Plan shall be computed using one hundred (100%) percent of the dollar-limitation instead of one hundred twenty-five (125%) percent.


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ARTICLE VII -- Limitation on Benefits                        Page  43

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                    ARTICLE VIII - ENTITLEMENT TO BENEFITS

8.1   Normal Retirement Benefit

      A Participant shall be fully vested in his Accrued Benefit as of his Normal Retirement Age.

8.2   Early retirement Benefits

      If the Plan provides for an early retirement benefit as elected in Section II.C.2. of the Adoption Agreement, a Participant may elect to retire on any date on or after the first date which qualifies as an Early Retirement Date. In the event a Participant makes such an election, he shall be entitled to receive the early retirement benefit equal to the amount selected in Section III.C.1. of the Adoption Agreement.

8.3   Late Retirement Benefits

      In the event a Participant, with the consent of the Employer (which consent shall be reviewed annually and granted in a non-discriminatory manner), or as required by law, continues employment beyond his Normal Retirement Date, his retirement benefit shall be equal to the amount specified in Section III.C.2. of the Adoption Agreement.

8.4   Disability Retirement Benefits

      If the Plan provides for a disability benefit as elected in
      Section II.C.3. of the Adoption Agreement, a Participant who becomes totally disabled as defined in Section 2.75 of the Plan prior to retirement and separation of service shall be entitled to receive the benefit specified in the Adoption Agreement.

      The Plan Administrator shall have the sole authority to determine a Participant's eligibility for a Total Disability and, in its discretion, may require submission of appropriate medical evidence by the Participant as may be necessary to make said determination.

8.5   Death Benefits

      (a)  Pre-Retirement Death Benefit

           Upon the death of a Participant employed by the Employer on the date of his death which is prior to Normal Retirement Date, his Spouse shall be entitled to receive a death benefit as elected by the Employer in Section III.C.4. of the Adoption Agreement.

           If an insured death benefit option is provided as elected in
           Section III.C.4.c. of the Adoption Agreement, life insurance contracts will be purchased for each Participant based on the elections made in Section III.G. of the Adoption Agreement.

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ARTICLE VIII -- Entitlement to Benefits                      Page  44

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           If a Participant, who is entitled to insurance coverage, dies before the insurance is issued and effective, his death benefit from such insurance coverage shall be limited to the premium which was or should have been used to purchase the insurance contract.

      (b)  Post-Retirement Death Benefit

           Upon the death of a former Participant who has retired under the terms of the Plan there shall be no death benefit payable to his Beneficiary except for the balance of payments yet to be made in accordance with previously selected method of payment by the Participant prior to his death.

           In the event of the death of a Participant who was eligible to retire on his Normal Retirement Date, but who had not yet retired under the provisions of the Plan or has not yet made a valid election regarding his retirement benefits, the death benefit shall be payable in the form of a Qualified Joint and Survivor Annuity unless the Participant had validly elected, pursuant to the provisions of Article X hereof, to have his pension payable in another form. In such event, the death benefit shall be payable in accordance with the Participant's election.

      (c)  Death Benefits of Terminated Participants

           There shall be no death benefit payable on account of the death of a terminated Participant. The Plan Administrator, however, may cause said Participant's termination benefit (determined in accordance with Section 8.6 hereof) to be payable to his Beneficiary as soon as practicable after his death.

      (d)  Beneficiary Designations

           Subject to the provisions hereof, each Participant shall have the right to designate one or more direct and/or contingent Beneficiaries. Said designation shall not be effective unless it is made on a form provided by the Plan Administrator, duly executed by the Participant and received by the Plan Administrator. A Participant may change his beneficiary from time to time by executing an amended beneficiary designation.

      (e)  Qualified Pre-Retirement Survivor Annuity

           Death benefits which become payable under the Plan shall be paid as follows: a married Participant's Vested Accrued Benefit, shall be paid the Participant's surviving Spouse in the form of a Qualified Pre-Retirement Survivor Annuity as more particularly set forth in
           Section 10.5 hereof, regardless of any contrary designation of Beneficiaries made by the Participant, provided however, that the Participant may designate a Beneficiary other than his Spouse or another form of payment if such designation complies with the requirements of Section 417(a)(2)(A) of the Code and Article X
           Section 10.5 hereof.

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ARTICLE VIII -- Entitlement to Benefits                      Page  45

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (f)  Failure of Beneficiary Designation

           In the event that a Participant fails to deliver a properly executed beneficiary designation to the Plan Administrator or in the event that all the designated Beneficiaries predecease the Participant, the Plan Administrator shall direct the Trustees to pay any benefit due according to the following priorities:

      (i)  Surviving Spouse;

      (ii) Lineal Descendants, per stirpes;

      (iii) Surviving parents;

      (iv)  Participant's estate.

            Each priority class shall share equally among other members of the class but to the exclusion of the members of the subsequent class.

8.6   Benefits Payable Upon Termination

      (a) A Participant who voluntarily or involuntarily terminates his employment with all Affiliated Employers for any reason other than his Normal or Early Retirement, or by reason of death or disability in accordance with the terms of the Plan, shall be entitled to receive a percentage of his Accrued Benefit determined as of the date of his termination of employment with the Affiliated Employer in accordance with the schedule selected in Section III.E. of the Adoption Agreement.

      (b)  Determination of Years of Service for Vesting Purposes

           For vesting purposes, the term Years of Service shall include all periods of employment with the Affiliated Employer except for the periods specifically excluded in Section III.E.3. of the Adoption Agreement but shall include such predecessor service specified in II.B.6. of the Adoption Agreement.

      (c)  Forfeiture of Non-Vested Benefits

           After a Participant terminates service and receives a distribution of his vested Accrued Benefit, he shall forfeit the non-vested portion of his Accrued Benefit. Where a Participant who is zero percent vested in his Accrued Benefit terminates service, a distribution of his vested Accrued Benefit shall be deemed as of his date of termination and he shall forfeit the non-vested portions of his Accrued Benefit. Notwithstanding the foregoing, a non-vested Participant who incurs less than five (5) consecutive one-year breaks in service and who subsequently returns to the employ of an Affiliated Employer shall be recredited with any amount forfeited in accordance with Article X, Section 10.9.

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ARTICLE VIII -- Entitlement to Benefits                      Page  46

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (d)  Accelerated Vesting for Top Heavy Plans

           In the event the Plan is a Top Heavy Plan during a Plan Year, a Participant's non-forfeitable interest shall be no less favorable than the Top Heavy vesting schedule selected in Section III.E.2. of the Adoption Agreement.

      (e)  Amendment of Vesting Schedule

           Except as may be specifically permitted under law, no amendment of the vesting schedule shall cause a Participant to be deprived of any current portion of his Accrued Benefit.

           If the vesting schedule of this Plan is directly or indirectly amended by any subsequent amendment, the Plan Administrator shall give each Participant who has completed five (5) Years of Service (or three (3) Years of Service for Participants who have completed one
           (1) or more Hours of Service in a Plan Year beginning after December 31, 1988) an opportunity to have his vested percentage determined without regard to said amendment. Said election shall be in writing and shall be irrevocable. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

           (i)   60 days after the amendment is adopted;

           (ii)  60 days after the amendment becomes effective; or

           (iii) 60 days after the Participant is issued written notice of the Amendment by the Employer or Plan Administrator.

           If the vesting schedule under the Plan shifts in or out of the Top-Heavy vesting schedule for any Plan Year because of the Plan's top heavy status, such shift shall be considered an amendment within the meaning of this Section.

8.7   Payment of Benefits

      Benefits will be paid only on death, disability, termination of employment, plan termination, attainment of Early Retirement or Normal Retirement Age, except to the extent required pursuant to a Qualified Domestic Relations Order permitted under the provisions of Internal Revenue Code Section 414(p).

8.8   Reinstatement of Benefit

      If a benefit is forfeited because the Participant or beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or beneficiary.

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ARTICLE VIII -- Entitlement to Benefits                      Page  47

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

8.9   Vesting Break-In-Service--One Year Holdout

      In the case of any Participant who has incurred a 1-year Break-In-Service, Years of Service before such break will not be taken into account until the Participant has completed a Year of Service after such Break-In-Service.

8.10  Cash-outs and Plan Repayments

      If an Employee terminates service, and the present value of the Employee's vested Accrued Benefit derived from Employer and Employee contribution is not greater than $3,500, the Employee will receive a distribution of the present value of the entire vested portion of such Accrued Benefit and the nonvested portion will be treated as a forfeiture. For purposes of this section, if the present value of an Employee's vested Accrued Benefit is zero, the Employee shall be deemed to have received a distribution of such vested Accrued Benefit.

      If an Employee terminates service, and the present value of the Employee's vested Accrued Benefit derived from Employer and Employee contributions exceeds $3,500, the Employee may elect, in accordance with Section 10.3 of the plan, to receive a distribution of the present value of the entire vested portion of such Accrued Benefit and the nonvested portion will be treated as a forfeiture.

      A participant's vested Accrued Benefit shall not include accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code for plan years beginning prior to January 1, 1989.

      For the purpose of the foregoing provisions, present value shall be calculated using the interest rate specified in Section 6.7 of the Plan.

      If an Employee receives a distribution pursuant to this section and the Employee resumes covered employment under the Plan, he or she shall have the right to restore his or her Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate determined for purposes of Section 411(c)(2)(C) of the Code. Such repayment must be made before the earlier of five years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs 5 consecutive 1-year Breaks-in-Service following the date of distribution.

      If an Employee is deemed to receive a distribution pursuant to this section, and the Employee resumes employment covered under this plan before the date the Participant incurs 5 consecutive 1-year Breaks-in-Service, upon the reemployment of such Employee, the Employer-derived Accrued Benefit will be restored to the amount of such Accrued Benefit on the date of such deemed distribution.

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ARTICLE VIII -- Entitlement to Benefits                      Page  48

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                       ARTICLE IX - TOP-HEAVY PROVISIONS

9.1   Generally

      If the Plan is or becomes top-heavy in any Plan Year beginning after December 31, 1983, the provisions of this Article will supersede any conflicting provisions in the Plan or Adoption Agreement.

9.2   Top-Heavy Definitions

      a.   Key Employee

           shall mean any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the Determination period was:

           i. an officer of the Employer or any Affiliated Employer if such individual's annual Compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code,

           ii. an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer or Affiliated Employer if such individual's Compensation exceeds 100 percent of dollar limitation, under Section 415(c)(1)(A) of the Code, or

           iii. a five (5) percent owner of the Employer or Affiliated Employer, or

           iv. a one (1) percent owner of the Employer or Affiliated Employer who has an annual compensation of more than $150,000.

           The determination period is the Plan Year containing the Determination Date and the four (4) preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

           Annual Compensation means Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125,
           Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

      b.   Top-heavy Plan

           For any Plan Year beginning after December 31, 1983, this Plan is Top-heavy if any of the following conditions exists:

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ARTICLE IX -- Top-Heavy Provisions                           Page  49

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           i. If the top-heavy ratio for this plan exceeds 60 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

           ii. If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group and the top-heavy ratio for the group of plans exceeds 60 percent.

           iii. If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

      c.   Top-Heavy Ratio

           i. If the Employer maintains one or more defined benefit plans and the Employer has not maintained any defined contribution plan (including any Simplified Employee Pension Plan) which during the five (5) year period ending on the Determination Date(s) has or has had Account Balances, the top-heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the present value of Accrued Benefits of all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the present value of Accrued Benefits (including any part of any Accrued Benefits distributed in the five (5) year period ending on the Determination Date(s)), determined in accordance with Section 416 of the Code and the regulations thereunder.

           ii. If the Employer maintains one or more defined benefit plans and the Employer maintains or has maintained one or more defined contribution plans (including any Simplified Employee Pension
                 Plan) which during the five-year period ending on the Determination date(s) has or has had any Account Balances, the top-heavy ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of the present value of Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees, determined in accordance with i. above, and the sum of Account Balances under the aggregated defined contribution plan or plans for all key Employees as of the Determination Date(s), and the denominator of which is the sum of the present value of Accrued Benefits under the defined benefit plan or plans for all Participants, determined in accordance with i. above, and the Account Balances under the aggregated defined contribution plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The Account Balances under a defined contribution in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an Account Balance made in the five-year period ending on the Determination Date.

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ARTICLE IX -- Top-Heavy Provisions                           Page  50

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           iii. For purposes of i. and ii. above, the value of Account Balances and the present value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balance and Accrued Benefits of a Participant who is not a Key Employee but who was a key employee in a prior year, or who has not been credited with at least one Hour of Service with any Employer maintaining the plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of Account Balances and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                 The Accrued Benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for Accrued purposes under all defined benefit Plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

      d.   Permissive Aggregation Group

           shall mean the required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

      e.   Required Aggregation Group

           shall mean:

           i. Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and

           ii. any other qualified plan of the Employer which enables a plan described in i. to meet the requirements of Sections 401(a)(4) or 410 of the Code.

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ARTICLE IX -- Top-Heavy Provisions                           Page  51

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      f.   Determination Date

           shall mean for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year and for the first Plan Year of the Plan, the last day of that year.

      g.   Valuation Date

           shall mean the date elected by the Employer in the Adoption Agreement as of which Account Balances or Accrued Benefits are valued for purposes of calculating the Top-Heavy Ratio.

      h.   Present Value

           Present value shall be based only on the interest and mortality rates specified in Adoption Agreement.

9.3   Minimum Accrued Benefit

      a. Notwithstanding any other provision in this Plan except c. d., and e. below, for any Plan Year in which this Plan is Top-Heavy, the Accrued Benefit of each Participant who is not a Key Employee shall not be less than two (2) percent of average compensation for the five consecutive years for which the Participant had the highest compensation multiplied by the Participant's Years of Service as a non-Key Participant in the Plan while the Plan was Top Heavy, but no more than twenty (20) percent. This minimum benefit shall be provided solely by Employer contributions and shall be payable as a life annuity commencing at Normal Retirement Age.

           The aggregate compensation for the years during such five-year period in which the Participant was credited with a year of service will be divided by the number of such years in order to determine average annual compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because

           (i) the non-Key Employee fails to make mandatory contributions to the Plan,

           (ii) the non-Key Employee's compensation is less than a stated amount,

           (iii) the non-Key Employee is not employed on the last day of the accrual computation period, or

           (iv)  the Plan is integrated with Social Security.

      b. For purposes of computing the minimum accrued benefit, compensation shall mean compensation as defined in the Adoption Agreement.

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ARTICLE IX -- Top-Heavy Provisions                           Page  52

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      c. No additional benefit accruals shall be provided pursuant to a. above to the extent that the total accruals on behalf of the Participant attributable to employer contributions will provide a benefit expressed as a life annuity commencing at normal retirement age that equals or exceeds 20 percent of the Participant's highest average compensation for the five consecutive years for which the participant had the highest compensation.

      d. The provision in a. above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

      e. All accruals of employer derived benefit, whether or not attributable to years for which the Plan is Top-heavy, may be used in computing whether the minimum accrual requirements of paragraph c. above are satisfied, and the minimum benefit shall be reduced in accordance with Section IV.F. of the Adoption Agreement if selected.

9.4   Benefit Form Other Than Life Annuity at Normal Retirement Age

      If the form of benefit is other than a single life annuity, the Employee must receive an amount that is the actuarial equivalent of the minimum single life annuity benefit. If the benefit commences at a date other that at Normal Retirement Age, the employee must receive at least an amount that is the actuarial equivalent of the minimum single life annuity benefit commencing at Normal Retirement Age.

9.5   Nonforfeitability of Minimum Accrued Benefit

      The minimum accrued benefit required (to the extent required to be nonforfeitable under Section 416(b)) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D).

9.6   Minimum Vesting Schedules

      For any Plan Year in which this Plan is Top-heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to employee contributions, including benefits Accrued before the effective date of Section 416 and benefits accrued before the Plan becomes Top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-heavy changes for any Plan Year. However, this section does not apply to the Account Balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-heavy and such Employee's Account Balance attributable to Employer contributions and forfeitures will be determined without regard to this section.

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ARTICLE IX -- Top-Heavy Provisions                           Page  53

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

             ARTICLE X - FORM AND MANNER OF BENEFIT DISTRIBUTIONS

10.1  Standard Form of Distribution

      The standard form of distribution shall be in the form of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, which shall be paid in the Normal Form or Actuarial Equivalent of the Normal Form of benefit computed in accordance with Article VI of the Plan.

10.2  Optional Forms of Benefit Payments

      (a)  Generally

      Subject to the requirements of Section 10.5 and Section 10.6 hereof, a Participant or Beneficiary shall be permitted to receive benefits in an alternate form as selected in the Adoption Agreement, subject to any regulations set forth by the Plan Administrator.

      (b)  Options Permitted

      Subject to the requirements of Section 10.5 and 10.6, the following options shall be permitted if so designated in the Adoption Agreement:

           i. periodic payments of substantially equal amounts for a period which does not exceed the Participant's life expectancy;

           ii.   a lump sum payment which may include policies in lieu of cash;

           iii.  a Qualified Joint and Survivor Annuity;

           iv. a monthly annuity for the Participant's life and/or the life of his designated beneficiary;

           v. a monthly annuity for the Participant's life, with a fixed number of guaranteed payments;

           vi. a monthly annuity for the Participant's life with a survivorship pension to the Participant's Beneficiary;

           vii.  a combination of currently available forms of payment.

      (c)  Options Not Permitted

           The following payment options shall not be permitted by the Plan
           Administrator:

           i. an option which permits a Participant or Beneficiary to receive only interest earned on the lump sum value of his Accrued Benefit ("interest only" option);

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ARTICLE X -- Form and Manner of Benefit Distributions        Page  54

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

            ii. for calendar years beginning before January 1, 1989, where the Participant's Spouse is not designated as beneficiary or contingent annuitant, any option under which more than fifty percent (50%) of the actuarial value (determined as of the date benefits commence) is paid to a person other than the Participant.

10.3  Statutory Restriction on Lump Sum Payments

      (a) If the present value of a participant's vested Accrued Benefit derived from Employer and Employee contributions exceeds (or at the time of any prior distribution exceeded) $3,500, and the Accrued Benefit is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Accrued Benefit. The consent of the participant and the participant's Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Annuity Starting Date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

           Notwithstanding the foregoing, only the participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Accrued Benefit is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

           Present value shall be determined in accordance with Section 6.7. of the Plan.

           An Accrued Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

      (b) For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year Beginning after December 31, 1988, the Participant's Vested Accrued Benefit shall not include amounts attributable to accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code.

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ARTICLE X -- Form and Manner of Benefit Distributions        Page  55

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

10.4  Joint and Survivor Annuity Requirements

      (a)  Applicability

           The provisions of this section shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section (f).

      (b)  Qualified Joint and Survivor Annuity

           Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the Annuity Starting Date, a married Participant's vested Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Accrued Benefit will be paid in the normal form of an immediate life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

      (c)  Qualified Preretirement Survivor Annuity.

           i. Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies after the Earliest Retirement Age the Participant's surviving Spouse, if any, will receive the same benefit that would be payable if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's date of death.

                 The surviving Spouse may elect to commence payment under such annuity within a reasonable period after the Participant's death. The actuarial value of benefits which commence later than the date on which payments would have been made to the surviving Spouse under a Qualified Joint and Survivor Annuity in accordance with this provision shall be adjusted to reflect the delayed payment.

           ii. Unless an optional form of benefit is selected within the election period pursuant to a qualified election, if a Participant dies on or before the Earliest Retirement Age, the Participant's surviving Spouse, if any, will receive the same benefit that would be payable if the Participant had:

                 (i) separated from service on the date of death (or date of separation from service, if earlier),

                 (ii)  survived to the Earliest Retirement Age,

                 (iii) retired with an immediate Qualified Joint and Survivor
                       Annuity at the Earliest Retirement Age, and

                 (iv)  died on the day after the Earliest Retirement Age.

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ARTICLE X -- Form and Manner of Benefit Distributions        Page  56

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           iii. For purposes of Section 10.4(c)ii., and subject to the provision of Section 10.3 of the plan, a surviving Spouse will begin to receive payment at the Earliest Retirement Age. Benefits commencing after the Earliest Retirement Age will be the actuarial equivalent of the benefit to which the surviving Spouse would have been entitled if benefits had commenced at the Earliest Retirement Age under an immediate Qualified Joint and Survivor Annuity in accordance with Section 10.4(c)ii.

           iv. For the purposes of this section 10.4(c), the benefit payable to the surviving Spouse shall be attributable to Employee contribution is in the same proportion as the total Accrued Benefit derived from Employee contributions is to the Accrued Benefit of the Participant.

      (d)  Definitions

           i.    Election Period

                 The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to benefits accrued prior to separation, the election period shall begin on the date of separation.

                 Pre-age 35 waiver: A Participant who will not yet attain age 35 as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election will not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 10.4(e)i. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirement of this section.

      ii.  Earliest Retirement Age

           The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

      iii. Qualified election

           A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:

           (1)   the Participant's Spouse consents in writing to the election

--------------------------------------------------------------------------------
ARTICLE X -- Form and Manner of Benefit Distributions        Page  57

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           (2) the election designates a specific alternate beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent;)

           (3) the Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the participant without any further spousal consent). If it is established to the satisfaction of a plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Election.

           Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the participant has received notice as provided in Section 10.4(e) below.

     iv.   Qualified Joint and Survivor Annuity

           An immediate annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is not less than 50 percent and not more than 100 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the actuarial equivalent of the Normal Form of Benefit, or, if greater, any optional form of benefit. The percentage of the survivor annuity under the Plan shall be 50% (unless a different percentage is elected by the Employer in the Adoption Agreement.)

     v.    Spouse (surviving Spouse)

           The Spouse or surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or surviving Spouse and a current Spouse will not be treated as the Spouse or surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Section 414(p) of the Code.

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ARTICLE X -- Form and Manner of Benefit Distributions        Page  58

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      vi.  Annuity starting date

           The first day of the first period for which an amount is paid as an annuity or any other form.

           The annuity starting date for disability benefits shall be the date such benefits commence if the disability benefit is not an auxiliary benefit. An auxiliary benefit is a disability benefit which does not reduce the benefit payable at Normal Retirement Age.

      vii. Vested Accrued Benefit

           The value of the Participant's vested Accrued Benefit derived from Employer and Employee contributions (including rollovers). The provisions of this section shall apply to a Participant who is vested in amount attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

      (e)  Notice Requirements

           i. In the case of a Qualified Joint and Survivor Annuity as described in Section 10.4(b), the Plan Administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the annuity starting date a written explanation of:

                 (1) the terms and conditions of a Qualified Joint and Survivor
                     Annuity form of benefit;

                 (2) the Participant's right to make and the effect of an
                     election to waive the Qualified Joint and Survivor Annuity form of benefit;

                 (3) the rights of a Participant's Spouse;

                 (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and

                 (5) the relative values of the various optional forms of
                     benefit under the Plan.

           ii. In the case of a Qualified Preretirement Survivor Annuity as described in Section 10.4(c), the Plan Administrator shall provide each Participant within the applicable period for such Participant, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements of Section 10.4(e)i. applicable to a Qualified Joint and Survivor Annuity.

                 The applicable period for a Participant is whichever of the following periods ends last:

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                   Basic Plan Document #03 - Defined Benefit
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                 (1) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                 (2) a reasonable period ending after the individual becomes a
                     Participant;

                 (3) a reasonable period ending after Section 10.4(e)(iii)
                     ceases to apply to the Participant;

                 (4) a reasonable period ending after this section first applies to the Participant.

                     Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of service in case of a Participant who separates from service before attaining age 35.

                     For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (2),
                     (3) and (4) is the end of the two year period beginning one year prior to the date the applicable event occurs and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

           iii. Notwithstanding the other requirements of this section 10.4(e), the respective notices prescribed by this section need not be given to a Participant if

                 (1) the plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or the Qualified PreRetirement Survivor Annuity, and

                 (2) the Plan does not allow the Participant to waive the
                     Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married participant to designate a nonSpouse beneficiary.

                 For purposes of this section 10.4(3)iii., a Plan fully subsidizes the costs of a benefit if under the Plan no increase in cost or decrease in benefits to the Participant may result from the Participants failure to elect another benefit. Prior to the time the Plan allows the Participant to waive the Qualified Preretirement Survivor Annuity, the Plan may not charge the Participant for the cost of such benefit by reducing the Participant's benefits under the Plan or by any other method.

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                   Basic Plan Document #03 - Defined Benefit
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      (f)  Transitional Rules

           i. Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sub-Sections of Section 10.4 must be given the opportunity to elect to have the prior sub-Sections of this section apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 years of vesting service when he or she separated from service.

           ii. Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with
                 Section 10.4(f)iv. of this article.

           iii. The respective opportunities to elect (as described in Sections 10.4(f)i and 10.4(f)ii. above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

           iv. Any Participant who has elected pursuant to Section 10.4(f)ii of this article and any Participant who does not elect under
                 Section 10.4(f)i or who meets the requirements of Section 6.1 except that such Participant does not have at least 10 years of vesting service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirement if benefits would have been payable in the form of a life annuity:

                 (1) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                    (A) begins to receive payments under the Plan on or after
                        Normal Retirement Age; or

                    (B) dies on or after Normal Retirement Age while still
                        working for the Employer; or

                    (C) begins to receive payments on or after the qualified
                        early retirement age; or

                    (D) separates from service on or after attaining Normal
                        Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan thereafter dies before beginning to receive such benefits;

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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------
                        then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

                 (2) Election of early survivor annuity. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor Annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of:

                     (A) the 90th day before the Participant attains the
                         qualified early retirement age, or

                     (B) the date on which participation begins, and ends on the date the Participant terminates employment.

                 (3) For purposes of this section 10.4(f)iv.,

                     (A) Qualified early retirement age is the latest of:

                         (i) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                         (ii) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                         (iii)  the date the Participant begins participation:

                     (B) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with an survivor annuity for the life of the Spouse as described in Section 10.4(d)iv. of this article.

10.5  Commencement of Benefits

      Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

      (a) the Participant attains age 65 (or Normal Retirement Age, if earlier);

      (b) occurs the 5th anniversary of the year in which the Participant commenced participation in the Plan; or,

      (c)  the Participant terminates service with the Employer.

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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 10.3 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

10.6  Retirement With Age and Service Requirement

      If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

10.7  Annuity Contracts

      (a)  Conflicts with Annuity Contracts

           The terms of any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall comply with the requirement of this plan.

      (b)  Nontransferability of Annuities

           Any annuity contract distributed herefrom must be nontransferable.

10.8  Distribution Requirements.

      (a)  General Rules.

           i. Subject to Section 10.4, Joint and Survivor Annuity Requirements, the requirements of this section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

           ii. All distributions required under this section shall be determined and made in accordance with the proposed regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

      (b)  Required Beginning Date.

           The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

      (c)  Limits on Distribution Periods.

           As of the first distribution calendar year, distributions, if not made in a single-sum, may only be made over one of the following periods (or a combination thereof):

           i.    the life of the Participant,

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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           ii.   the life of the Participant and a designated beneficiary,

           iii. a period certain not extending beyond the life expectancy of the Participant, or

           iv. a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

      (d)  Determination of amount to be distributed each year.

           i. If the Participant's interest is to be paid in the form of Annuity distributions under the Plan, payments under the annuity shall satisfy the following requirements:

                 (1) the annuity distributions must be paid in periodic payments made at intervals not longer than one year;

                 (2) the distribution period must be over a life (or lives) or over a period certain not longer than a life expectancy (or joint life and last survivor expectancy) described in
                     Section 401(a)(9)(A)(ii) or Section 401(a)(9)(B)(iii) of the Code, whichever is applicable;

                 (3) the life expectancy (or joint life and last survivor
                     expectancy) for purposes of determining the period certain shall be determined without recalculation of life expectancy;

                 (4) once payments have begun over a period certain, the period certain may not be lengthened ever if the period certain is shorter than the maximum permitted;

                 (5) payments must either be nonincreasing or increase only as follows:

                     (A) with any percentage increase in a specified and
                         generally recognized cost-of-living index;

                     (B) to the extent of the reduction to the amount of the
                         Participant's payments to provide for a survivor benefit upon death, but only if the beneficiary whose life described in Section 10.8(c) above dies and the payments continue otherwise in accordance with that Section over the life of the Participant;

                     (C) to provide cash refunds of Employee contributions upon the Participant's death; or

                     (D) because of an increase in benefits under the Plan.

                 (6) If the annuity is a life Annuity (or a life Annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the participant's required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant

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

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                     to Section 10.8(e) below) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually.

                     If the annuity is a period certain annuity without a life contingency (or is a life annuity with a period certain exceeding 20 years) periodic payments for each distribution calendar year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's required beginning date (or, in the case of distributions after the death of the participant, the date distributions are required to begin pursuant to Section 10.8(e) below is the annual amount for the first distribution calendar year. The annual amount for other distribution calendar years, including the annual amount for the calendar year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to Section 10.8(e) below) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

           ii. Annuities purchased after December 31, 1988, are subject to the following additional conditions:

                 (1) Unless the Participant's Spouse is the designated
                     beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first distribution calendar year may not exceed the applicable period determined using the table set forth in Q & A A-5 of Section 1.401(a)(9)-2 of the proposed regulations.

                 (2) If the Participant's interest is being distributed in the form of a Joint and Survivor Annuity for the joint lives of the Participant and a nonSpouse beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the designated beneficiary after the participant's death must not at any time exceed the applicable percentage of the Annuity payment for such period that would have been payable to the participant using the table set forth in Q & A A-6 of Section 1.401(a)(9)-2 of the proposed regulations.

           iii.  Transitional Rule.

                 If payments under an annuity which complies with Section 10.8(d)(i) above begin prior to January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions from this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the employee prior to January 1, 1989, unless

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

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                 additional contributions are made under the Plan by the Employer with respect to such contract.

           iv. If the form of distribution is an annuity made in accordance with this section 10.8(d), any additional benefits accruing to the Participant after his or her required beginning date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

           v. Any part of the Participant's interest which is in the form of an individual account shall be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

      (e)  Death Distribution Provisions

           i. Distribution beginning before death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

           ii. Distribution beginning after death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made receive distributions in accordance with (1) or (2) below:

                 (1) if any portion of the Participant's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the participant died;

                 (2) if the designated beneficiary is the Participant's
                     surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of

                     (A) December 31 of the calendar year in which the
                         Participant died and

                     (B) December 31 of the calendar year in which the
                         Participant would have attained age 70 1/2.

                 (3) If the Participant has not made an election pursuant to this Section 10.8(e)ii by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of

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

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                     (A) December 31 of the calendar year in which distributions would be required to begin under this section, or

                     (B) December 31 of the calendar year which contains the
                         fifth anniversary of the date of death of the Participants.

                 (4) If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

           iii. For purposes of Section 10.8(e)ii above, if the surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of Section 10.8(e)ii with the exception of paragraph (2) therein, shall be applied as if the surviving Spouse were the participant.

           iv. For purposes of Section 10.8(e), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.

           v. For the purposes of this section 10.8(e), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if Section 10.8(e)iii. above is applicable, the date distribution is required to begin to the surviving Spouse pursuant to Section 10.8(e)ii. above). If the distribution in the form of an annuity described in Section 10.8(d)ii(1) above irrevocable commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

      (f)  Definitions

           i.    Designated Beneficiary

                 The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

           ii.   Distribution Calendar Year

                 A calendar year for which a minimum distribution is required, For distributions beginning before the Participant's death, the first distribution calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 10.8(e) above.

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

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           iii.  Life Expectancy

                 The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year. The applicable calendar year shall be the first distribution calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

           iv.   Required Beginning Date

                 (1) General Rule

                     The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                 (2) Transitional rule

                     The Required Beginning Date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (A) or (B) below:

                    (A) Non-5-percent owners

                        The Required Beginning Date of a Participant who is not a "5-percent owner" (as defined in (3) below) is the first day of April of the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                    (B) 5-percent owners

                        The Required Beginning Date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                       (i) the calendar year in which the Participant attains age 70 1/2, or

                       (ii) the earlier of the calendar year with or within
                            which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

                       The Required Beginning Date of a Participant who is not a 5-percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

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                   -----------------------------------------

                 (3) 5-percent owner

                     A Participant is treated as a 5-percent owner for purposes of this Section if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                 (4) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

      (g)  Transitional Rule

           i. Notwithstanding the other requirements of this section and subject to the requirement of Section 10.4, Joint and Survivor Annuity Requirements, distribution on behalf of any employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                 (1) The distribution by the trust is one which would not have disqualified such trust under Section 401(a)(9) of the Internal Revenue Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                 (2) The distribution is in accordance with a method of
                     distribution designated by the employee whose interest in the trust is being distributed or, if the Employee is deceased, by the beneficiary of such Employee.

                 (3) Such designation was in writing, was signed by the Employee or the beneficiary, and was made before January 1, 1984.

                 (4) The Employee had Accrued a benefit under the Plan as of
                     December 31, 1983.

                 (5) The method of distribution designated by the employee or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the employee's death, the beneficiaries of the employee listed in order of priority.

           ii. A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

           iii. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is

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ARTICLE X -- Form and Manner of Benefit Distributions        Page  69

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                 being made if the method of distribution was specified in writing and the distribution satisfies the requirements in sub-Sections 10.8(g)i(1) and (5).

           iv. If a designation is revoked any subsequent distribution must satisfy the requirement of Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the proposed regulations shall apply.

10.9  Payments Prior to Break-In-Service

      (a)  Forfeitures

           In the event a Participant receives a payment of all or a part of his Accrued Benefit at a time when he is less than one hundred percent (100%) vested in the Accrued Benefit, the amount in excess of his vested percentage shall be treated as a forfeiture.

      (b)  Return to Employment

           In the event a Participant who receives a distribution as provided in Sub-Section (a) above returns to the employ of an Affiliated Employer prior to incurring a five (5) year series of Breaks-In-Service, said Participant shall be entitled to have his Accrued Benefit (including all optional forms of benefit and subsidies relating to such benefit) restored to the amount prior to his distribution, less the amount of the distribution upon the repayment to the Plan of the full amount of the distribution plus interest compounded annually from the date of distribution at the rate determined for purposes of Section 411(c)(2)(C) of the Code. Such repayment must be made before the earlier of five years after the first date on which the Participant incurs 5 consecutive 1-year Breaks-In-Service following the date of distribution.

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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

10.10 Payments Pursuant to Qualified Domestic Relations Orders

      Upon receipt of any court order relating to the benefit payable to a Participant hereunder, the Plan Administrator shall:

      (a) notify the Participant and the Alternate Payee(s) of the receipt of such order and the Plan's procedures for determining the qualified status of such order; and

      (b) determine the portion of the Accrued Benefit payable to Alternate Payee(s) pursuant to such order. Within eighteen (18) months of receipt of such order, the Plan Administrator shall determine whether the order is a Qualified Domestic Relations Order, the Plan Administrator shall pay the Accrued Benefit (or its present value) to the Alternate Payee(s) entitles thereto in the manner required by such Qualified Domestic Relations Order.

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ARTICLE X -- Form and Manner of Benefit Distributions        Page  71

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                   -----------------------------------------

                         ARTICLE XI - TRUST PROVISIONS

    11.1  Establishment of Trust

      (a)  Appointment of Trustees

           The trustees shall consist of one (1) or more individuals, partnerships, corporations or combination thereof, as chosen by the Employer in Section I.B.6. of the Adoption Agreement. The Employer may change the number of said group at any time. The Trustees shall be Named Fiduciaries for the purpose of managing the Trust Fund for the purposes of Section 402(a)(1) of ERISA.

      (b)  Acceptance of Trust

           Each Trustee hereby accepts the Trust created hereunder and agrees to perform the duties on his part to be performed pursuant to this Plan and Trust.

      (c)  Corpus of the Trust Fund

           The Trustees shall receive any contributions paid to them in cash or in other property presently acceptable to them. All contributions so received together with any earnings, profits, increments, additions thereto and appreciation thereon, less any disbursements authorized herein shall constitute and be called the Trust Fund.

      (d)  Control of Trust Fund

           The Trustees shall take control and manage the Trust Fund and shall hold, invest, and reinvest the same together with the income thereof. All contributions received by the Trustees in accordance with the terms of the Plan and the earnings and accretions thereto, without distinction between income and principal, shall constitute and shall be held and administered as a single fund and the Trustees shall not be required to segregate or invest separately any share of any Participant except as otherwise required by the Plan but may do so in accordance with this Section.

      (e)  Title to Trust Assets

           The Trustees shall have title to the assets of the Trust Fund. The Company shall have no right, title, interest or claim to said Trust Fund except as permitted under the terms of Article V, Sections 5.4 and 5.5 hereof and Article XV, Section 15.5.

      (f)  Segregated Accounts and Annuities

           The Trust Fund shall be deemed to also include such segregated accounts, separate funds or annuity contracts or Policies which may be purchased by the Trustees for the purpose of providing benefits to a Participant, Beneficiary or group thereof, notwithstanding the fact that such segregated account may not share in the earnings, profits, increments or appreciation of the balance of the Trust Fund.

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11.2  Rights, Duties and Obligations of the Trustees

      (a) Manner of Acting

          The Trustees, except when there is a single Trustee, shall exercise any discretion or authority granted hereunder through a majority of its members in office at the time. Such exercise may be by a vote at a meeting or in writing without a meeting.

      (b) Non-Disqualification of Interested Parties

          A Participant, Beneficiary, or person who is otherwise interested in the Trust Fund shall not be disqualified from voting or acting upon any matter relating to this Trust Agreement. The power of the Trustees or any member thereof to act hereunder shall not be restricted, and no transaction or decision involving this Trust Fund shall be deemed invalidated in any way by reason of any personal or beneficial interest in the Trust Fund that any Trustee may have with respect to such transaction or decision, including any sale or exchange of trust property to or with any Trustee in another capacity, including another corporation, partnership or other business in which they, or any of them, may have a personal interest as a stockholder, officer, director, partner or otherwise, regardless of any conflict of interest, provided, however, that nothing herein contained shall permit the Trustees or any Trustee to engage in any activity which would constitute a "prohibited transaction" within the meaning of
          Part 4 of Title I of ERISA or Section 4975 of the Code.

      (c) Standard of Care

          The Trustees shall discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, and shall diversify the investments of the Trust Fund so as to minimize the risk of large losses unless, under the circumstances, it is clearly not prudent to do so.

      (d) Compensation and Expenses

          The Trustees shall not be compensated for their services as such unless otherwise agreed by said Trustees and the Employer in writing. Said compensation, if any, may be paid by the Employer and to the extent not paid by the Employer shall be payable as an expense from the Trust Fund. All expenses reasonably incurred by the Trustees in connection with the performance of their duties and in respect of the assets or operations of the Trust Fund including, but not limited to, taxes of any nature, fees, salaries, compensation, counsel and accounting fees may be paid by the Employer. To the extent not paid by the Employer, said expenses shall be paid from the Trust Fund as expenses thereof.

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      (e)  Liability of the Board of Trustees

           i.    Reliance on other Fiduciaries

                 The Trustees shall not be answerable nor incur any liability for any action taken pursuant to any written direction or request from the Plan Administrator or the Employer. Evidence of action with regard to the Plan shall be by resolution of the Board of Directors certified by the Secretary or Assistant Secretary of the Employer, or resolution of a majority of the members of the group constituting the Plan Administrator as the case may be. The Trustees shall be fully protected in acting upon any resolution, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or persons and the Trustees shall be under no duty to make investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements contained therein.

           ii.   Reliance on Delegates

                 Either the Employer or the Plan Administrator may duly authorize a delegate to make determinations or perform actions, either specifically or generally, in this regard. Upon the appointment of a delegate by either the Employer or the Plan Administrator, the Trustees shall be fully protected in assuming that said delegate is duly authorized in acting, unless otherwise informed by the Employer or Plan Administrator.

          iii.   Liability of Successor

                 No successor Trustee shall be held liable or accountable in any manner for the acts of its predecessor or predecessors.

           iv.   Responsibility for Adequacy of Trust Fund

                 No Trustee shall be responsible for the adequacy of the Trust Fund to meet and discharge any payments or liabilities under the Plan or for any loss, damage or depreciation of the Trust Fund in connection with its exercise of discretion hereunder, except when due to its own breach of trust committed in bad faith or intentionally or with reckless indifference to the interest of Participants and Beneficiaries or in violation of the fiduciary standards as set forth in Part 4 of Title I of ERISA or Section 4975 of the Code.

      (f)  Indemnification of the Trustees

           Each Trustee shall be indemnified by the Employer for all costs, expenses, including attorneys' fees, claims, or liability actually and necessarily incurred in connection with any claims or litigation by reason of the Trustees having followed written instructions of the Employer or the Plan Administrator. No such indemnification shall apply where litigation is occasioned by the fault of the

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           Trustees, or is in connection with a violation of ERISA, and any subsequent statutes of similar purpose. Any such indemnification shall apply only after full recovery has been made under any insurance contract protecting the Trustees with respect to each litigation and in no event exceed the difference between the costs, expenses and liability determined by such litigation and the amounts payable by such insurance, had this provision not been in effect.

      (g)  Resignation or Removal of Trustees

           i. The Trustees and each Trustee shall serve until death, resignation or removal by the Employer.

           ii. Any Trustee may resign upon written notice to the Employer or be removed by delivery of a certified copy of a resolution of the Board of Directors to that effect.

           iii. Said removal or resignation shall be effective sixty (60) days from the date of delivery of such written notice or resolution unless a different time is specified by the Employer.

           iv. The Employer may remove any Trustee and fill vacancies however arising at its pleasure except there shall be at least one Trustee at all times. Appointment of successor Trustees shall take effect upon delivery to the Trustees (and the removed members thereof) of an instrument so appointing the successor(s) and an instrument of acceptance executed by such successor(s).

           v. Any successor Trustee shall become vested with all funds, powers, rights, duties, obligations, privileges and immunities as the Trustees have hereunder as if it had been originally appointed.

           vi. In the event there are no remaining Trustees for whatever reason and the Employer fails to appoint successor Trustees within thirty (30) days after the effective date of the resignation or removal or death or incapacity of all the Trustees, any court of competent jurisdiction of the state under whose law the Plan is to be construed may, while such failure continues, appoint successor Trustees upon application therefore by any Participant or Beneficiary hereunder, or by any removed Trustees.

11.3  Investment of the Trust Fund

      (a)  Authority of Trustees

           The Trustees shall have full authority and responsibility for investment of the Trust Fund, subject to the limitations set forth herein.

      (b)  Investment Powers of the Trustees

           The Trustees in investing the Trust Fund shall not be restricted to securities commonly known as legal investments for trust funds, regardless of any statutes

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           or rules of law limiting the investments of trustees or trust funds.
           The Trustees shall have the same power to invest funds as any individual of full legal competence has with regard to his own funds, including the right to deal with the Company, provided, however, that nothing herein shall permit any Trustee to engage in any activity which would constitute a "prohibited transaction" within the meaning of Part 4 of Title I of ERISA or Section 4975 of the Code. Without limiting the generality of the foregoing, the Trustees at such times, places and prices and under such terms, conditions and circumstances (including public and private sales and transactions) as in its discretion they deem advisable may, subject to the restrictions referred to above, but shall not be required:

           i. To buy, sell, sell short, purchase on margin, exchange, pledge, encumber, and otherwise acquire, dispose of, trade and deal in secured and unsecured bonds and notes (whether unmatured, due, past due, or defaulted), common and preferred, voting and nonvoting stock (regardless of dividend or earnings record), warrants, options, puts, calls, straddles, spreads, voting trust certificates, equipment trust and receivers certificates, fractional oil and gas and mineral interests, timber rights, and all other forms of private and governmental securities (both foreign and domestic) including securities of the Employer. The Trustees are specifically empowered to invest in securities of the Employer, or any Affiliated Employer to the extent of ten (10%) percent of the Trust Fund, unless a different percentage is specified by resolution of the Board of Directors, provided, however, that the Trust Fund shall not hold any Employer security which is not a qualifying Employer security as provided in Section 407(a)(5) of ERISA;

           ii. To buy, sell, exchange, mortgage, encumber, hold, manage, repair, control, lease or license for any term (even though such term extends beyond the duration of the Plan or Trust Agreement, or commences in the future) and otherwise acquire, dispose of, trade and deal in all forms of tangible and intangible real and personal property, wherever located, including, without limitation, real estate, including real property and related personal property leased to the Employer or any Affiliated Employer, but only to the extent permitted under Section 407(a) of ERISA, leaseholds, machinery and equipment, senior and junior mortgages and liens, accounts receivable, conditional sales contracts, rental purchase agreements and other forms of agreement evidencing indebtedness (whether fixed or contingent), patents, copyrights, trademarks, trade secrets, and other industrial and intellectual property, bills of exchange, notes, trade acceptances, commodities and futures;

           iii. To make investments which entail risk or with the principal aim of obtaining capital appreciation rather than security of investment and current income;

           iv. To borrow, raise or lend monies and guarantee payment of any obligation for the purposes of the Trust Fund, in such amounts and upon such terms

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                 and conditions as the Trustees in their absolute discretion may deem advisable and for any such monies so borrowed to issue their promissory note as Trustees and to secure the repayment thereof by pledging or mortgaging all or any part of the Trust Fund;

           v. To buy, sell, exchange, mortgage, encumber, hold, manage, acquire, dispose of or otherwise trade or deal in all types of business ventures in all lines of endeavor, including, without limitation, exploration for and extraction of oil, gas and other minerals and natural resources, manufacturing, wholesale and retail trade, exporting and importing, brokerage, factoring, transportation, communication and hotels;

           vi. To cause any investment in the Trust Fund to be registered in, or transferred into, its name as Trustees or in the name of its nominee or nominees or to retain them unregistered or in form permitting transfer by delivery, but the books and records of the Trustees shall at all times show that all such investments are part of the Trust Fund, and the Trustees shall cause the indicia of ownership to be maintained within the jurisdiction of the district courts of the United States;

           vii. To retain in cash or in banks and keep unproductive of income or appreciation such part or all of the Trust Fund as it may deem advisable;

           viii. To amortize any premium paid or discount received;

           ix. To vote (or refrain from voting) stock and securities, either in person or by proxy, and otherwise consent to, or request, participate in, protest, and oppose any action by the issuer;

           x. To give general or special proxies and powers of attorney with or without power of substitution or revocation;

           xi. To participate in, consent to, protest, oppose and take any other action in connection with and receive and retain any securities resulting from any reorganization, recapitalization, financial readjustment, consolidation, merger, spin-off, split-offs, foreclosure, bankruptcy, assignment, liquidation, dissolution, sale, lease, encumbrance or other disposition of assets of any issuer, the securities of which are held or acquired by the Trustees;

           xii. To deposit securities in voting trusts with protective creditors, stockholders or other committees or with any trustee or depository designated thereby;

           xiii. To exercise, sell or permit to lapse any subscription or conversion privileges;

           xiv.  To abandon property which it deems inadvisable to retain;

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           xv.    To determine what is principal and what is income and whether and what part of any cost, charge, tax, expense or liability should be charged against principal or income;

           xvi.   To concentrate investments where prudent to do so;

           xvii. To make joint investments with other trusts, persons, firms or corporations, buy, sell, exchange, mortgage, encumber, hold, manage, acquire, dispose of or otherwise trade or deal in undivided and fractional interests in real and personal property and enter into joint operation, exploration, development and other agreements with co-owners of undivided or fractional interests in such property and with owners of interests in property adjacent to or in the vicinity of property owned by the Trust Fund;

           xviii. To invest in one (1) or more common trust funds.
                  Notwithstanding any provisions of this Plan and Trust, the Trustee may cause any part or all of the monies of this Trust to be commingled with the monies to be invested as part of any one or any combination of the Funds created by any common trust fund, and monies and assets of this Trust invested in said Funds at any time shall be subject to all of the provisions of said declaration of trust as it is from time to time amended;

           xix. To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust Fund, commence or defend suits or legal or administrative proceedings, and represent the Trust Fund in all suits and legal and administrative proceedings;

           xx. To enter into contracts in such form as the Trustees shall determine with one (1) or more persons, firms, associations, or corporations, providing for rendering to the Trustees of advice and counsel relating to and in connection with investments;

           xxi. To apply for and procure from insurance companies selected by the Trustees such Contracts as the Trustees shall deem proper for carrying out the purposes of the Plan; to exercise at any time or from time to time whatever rights and privileges may be granted under such Policies; to collect, receive and settle from the proceeds of all such Policies as and when entitled to do so under the provisions thereof; to make policies loans provided that such loans and repayments thereof are in proportion for all Participants and deal with such Policies in any manner that may be necessary or desirable to carry out and effectuate the terms and provisions of the Plan, provided, however, that any Policies shall be purchased in amounts specified by the Plan Administrator but in no event to cause the death benefit to exceed the incidental benefit limitations set forth herein;

           xxii. To renew or extend or participate in the renewal or extension of any mortgage upon such terms as may be deemed advisable, and to agree to a

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                 reduction in the rate of interest on any mortgage or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto in any manner and to any extent that may be deemed advisable for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default, whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure, to bind in property on foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefore, and in connection therewith, to release the obligation on the bond secured by such mortgage; and to exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any mortgage or guarantee;

          xxiii. To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments and do all other acts, although not specifically mentioned herein, that may be necessary or appropriate to carry out the powers herein granted for the purpose of this Trust.

      (c)  Segregated Accounts

           Upon the request of the Plan Administrator, the Trustees shall establish segregated accounts in which to place, hold and invest the following classes of fund:

           i.    voluntary contributions received from Participants;

           ii. funds received from a Participant which constitute a rollover contribution within the meaning of IRC Sections 408(d)(3), 402(a)(5), 402(a)(7), 403(a)(4), 403(b)(8), 405(d)(3) or
                 409(b)(3)(C);

           iii. funds received directly from the Trustee of another qualified plan on behalf of a Participant as permitted under law;

           iv. the value of the vested portion of the Accrued Benefit of any terminated Participant;

           v. the Accrued Benefit of any Participant who so directs the investment of his account (Separate Investment Funds) pursuant to the terms of the Plan;

           vi. funds which may become payable to an Alternate Payee(s) pursuant to a Qualified Domestic Relations Order.

           vii.  funds which constitute a segregated 414(k) account;

           Any funds segregated by the Trustees shall not participate in the earnings and appreciation of the Trust Fund, and shall be invested separately by the Trustees. This subsection shall not be construed as permitting the segregation of assets in any manner not authorized under the terms of the Plan. The Trustees shall be

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           required to segregate amounts that may become payable pursuant to a
           Qualified Domestic Relations Order during a determination of such order's qualified status in accordance with Section 414(p) of the Code.

           Any of the above classes of funds which are not placed in a segregated account shall be credited with a proportionate share of the earnings of the trust fund.

           (d) Loans to Participants

               Loans to Participants may be permitted as investments of the Trust Fund if so provided in the Adoption Agreement subject to the following limitations:

               i.   Approval

                    Each loan must be approved by the Trustees and the Plan Administrator upon written application of the Participant. In reviewing any loan application, the Trustees and the Plan Administrator shall utilize a uniform, nondiscriminatory policy and shall not make loans available to Highly Compensated Employees on a more favorable basis than made available to other Employees.

               ii.  Security

                    The security provided by the Participant must be adequate in the opinion of the Trustees. The security may consist solely of the Participant's vested interest in the Plan and the interest of the Participant's Spouse in his account (in which case the amount of the loan shall not exceed the Participant's vested interest) and/or may be in the form of other security such as a mortgage or security agreement. In the event the security is given in the form of a mortgage or security agreement, the Trustee may in its discretion, lodge a record of said mortgage or security agreement by filing same or, if applicable, a Uniform Commercial Code financing statement, in the public offices of the state, county or municipality where such notices are customarily filed. If the security consists of the Participant's vested interest in the Plan, no more than 50% of his vested interest may be used to secure loans.

               iii. Terms and Conditions

                    Loans shall not be made from the Trust Fund on terms and conditions more favorable to the Participant than could be obtained by the Participant from a recognized financial institution such as a bank or credit union at the time the loan was made. To the extent such Accrued Benefit which served as security for a loan is subject to the requirements of Code Section 401(a)(11)(B), loans shall be made only upon consent of the Participant's Spouse. Consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be secured. Such consent must be in writing, must acknowledge the effect of the loan, and must be

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                    witnessed by a Plan Representative or Notary Public. Such
                    consent shall be binding with respect to the consenting Spouse or any subsequent Spouse with respect to the loan. If a valid spousal consent has been obtained then, notwithstanding any other provision of this Plan, the portion of the Participant's vested accrued Benefit used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for the purposes of determining the amount of the Accrued Benefit payable at the time of death or distribution, but only if the reduction is used as repayment of the loan.If less than 100% of the Participant's Vested Accrued Benefit (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the Accrued Benefit shall be adjusted by first reducing the vested Accrued Benefit by the amount of the security used repayment of the loan, and then determining the benefit payable to the surviving Spouse. On renegotiation, extension, renewal or revision of the loan, a new consent shall be required. All loans shall be made in accordance with applicable state usury laws. No distributions shall be made to a Participant, his Spouse or Beneficiary until all loans are repaid in full.

               iv.  Limitations on Non-taxable Amount

                    No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of:

                    (A) fifty thousand dollars ($50,000) (reduced by the excess of the highest outstanding loan balance of the Participant during the twelve (12) month period immediately preceding the date of the loan over the outstanding balance of loans from the Plan on the date the loan was made); or

                    (B) one-half (1/2) of the nonforfeitable portion of the
                        Participant's Account, but in no event less than ten thousand dollars ($10,000).

                    Said loan must be amortized in level monthly or quarterly payments and shall not be repayable, by its terms, for a period exceeding five (5) years except if the loan is used to acquire the principal residence of the Participant.

                    An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge, or assignment with respect to any insurance purchase contract purchased under the Plan, will be treated as a loan under this sub-section.

                    For purposes of the above limitation, all loans of the Affiliated Employers' Plans are aggregated.

               v.   Restrictions Applicable to Owner-Employees

                    No loans will be made to any shareholder-employee or owner-employee. For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (Subchapter S) Corporation who

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                    owns (or is considered as owning within the meaning of
                    section 318(a)(1) of the Code), on any day during the taxable year of such Corporation, more than 5% of the outstanding stock of the Corporation.

               vi.  Default

                    In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

11.4  Accounts to be Kept and Rendered by the Trustees

      (a)  Records to be kept by the Trustees

           The Trustees shall keep detailed and accurate records and accounts of all investments, receipts, disbursements and other transactions made with respect to the Trust Fund as well as any additional records that may be required by law or government regulation or as may be agreed upon by the Trustees and the Plan Administrator.

      (b)  Availability of Records

           All books and records maintained by the Trustees shall be available for inspection by any person designated by the Employer or by the Plan Administrator at reasonable times.

      (c)  Written Reports to be Filed by the Board of Trustees

           Not later than seven (7) months after each Valuation Date the Trustees shall file with the Employer a written statement setting forth all investments, receipts and disbursements, and other transactions effected by it since the last Valuation Date and containing an exact description of all securities and property purchased and sold, and the cost or the net proceeds of sale, and showing the securities and property and investments held on such Valuation Date and the cost and value thereof as carried on its books. The written statement shall include the value of any asset which is valued at other than fair market value, if requested by the Plan Administrator. Such written statement, after being filed with the Employer, shall be available for inspection by any Participant or Beneficiary during normal business hours of the Employer until ten
           (10) months after the Valuation Date.

      (d)  Conclusiveness of Report

           In the absence of filing in writing with the Trustees by the Employer of an exception or objection to any such account within sixty (60) days, the Employer shall be deemed to have approved such account and in such case, except as required by law, the Trustees shall be relieved of all matters and things set forth in such account as though such account had been settled by decree of competent jurisdiction. Except as required by law, no person other than the Employer may require an accounting or may bring any action against the Trust Fund or Trustees to require an accounting.

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      (e)  Written Reports to be Filed Upon Removal of Trustee

           In the event of such removal or resignation of the Trustees, the replaced Trustees shall, within sixty (60) days from the effective date of such removal or resignation, file with the Employer and Plan Administrator a written statement and report of its accounts and proceedings covering the period from its last statement and report to the effective date of such removal or resignation in the manner provided in this section 11.4 (relating to books and records) and said statement and report shall have the same effect as if delivered pursuant to this Section 11.4.

11.5  Exclusive Benefit

      No part of the corpus or income of the Trust may be used for other than the exclusive benefit of Participants.


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                            ARTICLE XII - POLICIES

12.1  Purchase of Policies

      The Plan Administrator shall purchase policies on the lives of the Participants specified in the Adoption Agreement in the manner and amounts set forth in the Adoption Agreement. The death benefit payable under this Plan will be a Qualified Pre-Retirement Survivor Annuity and if applicable, any other additional incidental death benefit as selected by the employer in the Adoption Agreement.

12.2  Procedure for Purchase

      In the event the Adoption Agreement has provided for the purchase of policies, the Trustees, upon direction from the Plan Administrator, shall purchase policies ratably on behalf of all Participants. All policies shall have an issue date specified in the Adoption Agreement. However, no provision of this Article XII shall be construed as creating a right to an insured death benefit on behalf of any Participant or Beneficiary until and unless a policy on his life has actually been purchased, and a Participant's death benefit shall only include proceeds of policies in force on the date of his death.

12.3  Requirements Concerning the Purchase of Policies

      Unless otherwise specified in Section III.G.3. of the Adoption Agreement, all policies purchased hereunder shall conform to the following requirements:

      (a)  Legal Reserve Carrier

           All policies purchased by the Trustee shall be purchased from a legal reserve life insurance company.

      (b)  Premiums

           All premiums shall be paid from the Trust Fund or directly to the insurance company by the plan sponsor. If at any time, the premium on a policy is not paid, the Trustee shall pay premiums by policy loan or shall elect an alternative option permitted under the terms of the policy.

      (c)  Dividends

           Any payments by the insurer on account of credits such as dividends, experience rating credits, or surrender or cancellation credits shall be applied within the taxable year of the Employer in which received or within the succeeding taxable year, toward the next premiums due before any further Employer contributions are so applied.

      (d)  Uniformity

           The Trustee shall purchase policies to be as nearly uniform in nature as possible with respect to basic options, cash surrender values and other material features.

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ARTICLE XII -- Policies                                      Page  84
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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      (e)  Ownership

           The Trustee shall be the owner and beneficiary of all policies purchased hereunder and shall be entitled to exercise all incidents of ownership. The policy shall provide that proceeds can be payable to the Trustee who shall be required to pay the proceeds in accordance with the distribution provisions of the Plan.

      (f)  Disposition of Policies

           Subject to the terms of Sections 10.5 and 10.6, all policies purchased shall be surrendered or sold to the Participant who is insured under the policies (for its cash surrender value, if any) as soon as practicable after the Participant ceases employment with all Affiliated Employers or at such time when continued maintenance of such policies would cause a violation of the incidental benefit limitations set forth in this Article XII or under Treasury Regulation Section 1.401-1(b)(1)(i), provided, however, that the settlement options provided in said policies do not differ materially from those provided under Article X of this Plan.

      (g)  Supplemental Benefits

           Agreements for supplemental benefits, including waiver of premium or additional indemnity benefits, may be purchased if available from the Insurer.

12.4  Non-Insurable Participants

      In the event a Participant who is entitled to insured death benefits is not insurable or not insurable at standard rates, the Trustees may, in their sole discretion, provide benefits under one of the following methods:

      (a) entirely through the Trust Fund (without providing any insured death benefits on behalf of the Participant); or

      (b)  through the purchase of annuity contracts; or

      (c) through the purchase of policies in reduced face amounts (based upon the amounts purchasable with the premium that would be required to purchase the necessary face amount in insurance if the Participant was insurable at standard rates).

12.5  Protection of Insurer

      (a)  Insurance Carrier Not a Party

           No Insurer from which the Trustees procure a policy shall be deemed to be a party to this Plan.

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ARTICLE XII -- Policies                                      Page  85

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-----------------------------------------


      (b)  Reliance Upon Action of Trustees

           Any Insurer shall be fully protected in relying upon the written direction or certification of the Trustees or Plan Administrator. The Insurer shall not be responsible to see that the actions of any Trustee or the Plan Administrator are authorized under the terms of the Plan, nor shall it be obliged to see to the distribution or further application of monies paid by the Trustees. The Insurer shall be entitled to rely upon a notice, certification, direction or other communication duly executed by any party acting as a Trustee or the Plan Administrator according to the latest written information received at the Insurer's home office.

12.6  Conflict With Insurance Contracts

      In the event of any conflict between the terms of this Plan and the terms of any insurance contract issued hereunder, the Plan provisions shall control.

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ARTICLE XII -- Policies                                      Page  86
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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


           ARTICLE XIII - ADMINISTRATION OF THE PLAN

13.1  Appointment of Plan Administrator

      The Plan Administrator shall consist of one (1) or more persons, partnerships, or corporations or combinations thereof who shall be appointed by the Employer by action of its Board of Directors and who shall be set forth in Section I.B.6. of the Adoption Agreement. The Plan Administrator shall constitute a Named Fiduciary as provided in Section 402(a)(1) of ERISA.

13.2  Manner of Acting

      The Plan Administrator, except when it consists of a single corporation, shall exercise its discretion or authority through a majority vote of those members in office at the time. Such exercise may be by vote at a meeting or in writing without a meeting. Any entity who is part of a group who together comprise the Plan Administrator may perform any act necessary including the promulgation of administrative regulations and filing of government reports. No person need inquire into the propriety of any act of the Plan Administrator evidenced by an instrument bearing the signature of any individual (or individual properly acting on behalf of another organization) who is part of the group who together comprise the Plan Administrator.

13.3  Disqualification to Act

      No individual (or individual acting on behalf of a partnership or corporation) who is part of the group who together comprise the Plan Administrator shall be disqualified from voting or acting on any matter relating to the Plan because he is also a Participant, Beneficiary, Trustee, or officer, director or shareholder of any Affiliated Employer.

13.4  Authority and Responsibility of Plan Administrator

      The Plan Administrator shall have the following duties and responsibilities:

      a. To maintain records concerning Participants and Beneficiaries including personal data, records of employment, participation, allocations to Accounts and eligibility therefore;

      b. To prepare and furnish any forms and information which is required to be distributed to Participants under law and/or the terms of the Plan;

      c. To prepare and file all forms and other information which is required to be filed with any government agency as required by law, regulations and/or by the terms of this Plan;

      d. To provide directions to the Trustee concerning purchase of life insurance, funding policies, amounts, method and timing of benefit payments and any other data or instruction that may be reasonably required or requested by the Trustee;

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ARTICLE XIII -- Administration of the Plan                   Page  87

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      e. To promulgate and set forth administrative regulations concerning the operation of the Plan as specifically required under the terms of the Plan or as may be required by circumstances, provided said regulations are not inconsistent with the terms of the Plan;

      f. To construe and interpret provisions of the Plan and to correct defects and supply omissions as may be required from time to time;

      g. To provide and implement the proper operation of the Plan, provided, however, the Plan Administrator shall not be liable to any party by virtue of acting or refraining from acting in accordance with the advice of said advisors. Compensation for such services, to the extent not paid by a Participating Employer, shall be payable as an expense of the Plan.

13.5  Requests for Documentation

      The Plan Administrator, before deciding the eligibility for benefits of a Participant or Beneficiary, in its discretion, may require submission of proper documentation of age, death, disability or any other item as it deems necessary for the administration of the Plan.

13.6  Removal or Resignation

      The Plan Administrator or any member of the group who together comprise the Plan Administrator may be removed at the pleasure of the Employer by action of its Board of Directors or may resign by written notice to the Employer. Said removal or resignation shall be effective sixty (60) days after delivery of such notice to the other party unless some other date is designated by the Employer. After removal or resignation the Employer may appoint a successor Plan Administrator or member of the group who together constitute the Plan Administrator.

13.7  Failure to Appoint Plan Administrator

      If no individual or organization has been appointed to the group, or if there are no remaining members of the group, the Employer shall be deemed to be the Plan Administrator.

13.8  Compensation

      The Plan Administrator shall perform his duties without compensation, provided, however, that all expenses reasonably incurred by the Plan Administrator, to the extent not paid by a Participating Employer, shall be payable as an expense of the Plan.

13.9  Allocation of Responsibilities

      Members of the group comprising the Plan Administrator may agree among themselves to specifically allocate or delegate specific responsibilities, duties or obligations to one (1) or more members of said group, in which event the other

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ARTICLE XIII -- Administration of the Plan                   Page  88

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


      members of the group shall not be liable for any action taken with respect to such allocated responsibilities, duties or obligations to the extent permitted by Section 405(c) of ERISA.

13.10 Delegation to Retirement Committee

      If the Employer is designated as the Plan Administrator hereunder it may, at its sole discretion, make a revocable delegation of its responsibilities, duties, and obligations to a Retirement Committee by naming a committee of not less than two (2) persons who shall be set forth in Section I.B.6. of the Adoption Agreement. In the event a Retirement Committee is so designated, it shall act on behalf of the Employer as if each member thereof was a member of the group constituting the Plan Administrator and shall have all the rights and authority attendant thereto, except that said Retirement Committee shall act on behalf of the Employer which shall be formally designated as Plan Administrator.

13.11 Bonding

      The Plan Administrator shall arrange to be bonded in an amount only to the extent required under applicable law.

13.12 Indemnification

      The Employer shall indemnify the Plan Administrator for any expenses and liabilities reasonably incurred in connection with or as a result of performance of its duties, unless it shall be adjudged to be grossly negligent or guilty of willful misconduct. The Employer may provide for indemnification of the Plan Administrator through insurance in addition to, or in lieu of, its obligation to indemnify the Plan Administrator.

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ARTICLE XIII -- Administration of the Plan                   Page  89

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                        ARTICLE XIV - CLAIMS PROCEDURES

14.1  Claim for Benefits

      It is anticipated that the Plan Administrator will administer the Plan in such a manner as to provide benefits without requiring Participants to file claims, however, any Participant or Beneficiary who at any time believes he is entitled to payment of a benefit under the Plan may apply for said benefit on a form supplied by the Plan Administrator. The Plan Administrator may within thirty (30) days require the Participant to submit such additional information as the Plan Administrator deems necessary to determine the validity of the Participant's claim.

14.2  Disposition of Claim

      Written notice of the disposition of the claim shall be given to the Participant or Beneficiary within ninety (90) days after the claim for benefits (or any additional information requested by the Plan Administrator) is submitted. If the claim is denied, in whole or in part, the Plan Administrator shall furnish the following to the Participant or
      Beneficiary:

      a. The specific reasons for the denial with references to the Plan, administrative regulations of the Plan Administrator and/or the law as appropriate;

      b. A description of any additional material necessary for the Participant or Beneficiary to perfect his claim and why such information is necessary;

      c.  An explanation of the Plan's claim review procedure.

      If the Participant or Beneficiary fails to request review of a full or partial denial of benefits within sixty (60) days of his notice thereof, except as required by law, his claim shall be deemed conclusively denied.

14.3  Claims Review Procedure

      Any Participant or Beneficiary who desires further review of a claim denied, in whole or in part, shall file a written request for reconsideration with the Plan Administrator within sixty (60) days after receipt of a written denial. The Plan Administrator, in its sole discretion, may convene a hearing on reasonable notice to all parties or may make its decision solely based upon any written evidence submitted by the Participant or Beneficiary. For this purpose, the Plan Administrator may request such additional evidence from the Participant or Beneficiary as it deems necessary. The Plan Administrator shall file written notice of his decision concerning the review with the Participant or Beneficiary within sixty (60) days thereafter. Said decision shall contain the specific reasons for said decision, with appropriate references to the Plan, the law, and/or to administrative regulations set forth by the Plan Administrator.

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ARTICLE XIV -- Claims Procedures                             Page  90

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


14.4  Conclusiveness of Determination

      Except as required by law, the Participant or Beneficiary shall be conclusively bound by the final decision rendered by the Plan Administrator, unless he notifies the Plan Administrator within ninety
      (90) days of his intention to commence legal proceedings and actually commences such legal proceedings within one hundred eighty (180) days after such final decision.


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ARTICLE XIV -- Claims Procedures                             Page  91

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


                ARTICLE XV - AMENDMENT, TERMINATION AND MERGER

15.1  Employer's Right Reserved

      While it is the intention of the Employer to continue the Plan indefinitely and to make recurring and substantial contributions to the Trust Fund, pursuant to the terms of the Plan, the Employer reserves the right to amend, modify or terminate the Plan or to suspend contributions of all Participating Employers at any time, subject to the following limitations:

      a.  The Employer may

          i.   change the choice of options in the Adoption Agreement,

          ii. add overriding language in the Adoption Agreement when such language is necessary to satisfy Section 415 or Section 416 of the code because of the required aggregation of multiple plans, and

          iii. add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the plan to be treated as individually designed. An Employer that amends the plan for any other reason, including a waiver of the minimum funding requirement under Section 412(d) of the code, will no longer participate in this Regional prototype plan and will be considered to have an individually designed plan.

      b. No amendment enlarging the duties or responsibilities of the Trustees shall be made without their consent;

      c. Except as specially permitted under law, no amendment, merger or termination shall decrease the value of the Accrued Benefit of a Participant or Beneficiary as of the date of execution of the amendment, merger or termination, or if later, 15 days after any required SEPPAA Notice is given;

      d. No amendment, merger or termination shall deprive a Participant or Beneficiary currently receiving or entitled to receive benefits of any benefit so designated as of the date of execution of the amendment, or if later, 15 days after any required SEPPAA Notice is given;

      e. No amendment, merger or termination shall provide for diversion of any part of the Trust Fund other than for the exclusive benefit of Participants or Beneficiaries, except as permitted by law.

      f. No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a participant's Accrued Benefit

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ARTICLE XV -- Amendment, Termination and Merger              Page  92

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


           may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance). Furthermore, if the vesting schedule of a Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or becomes effective, the nonforfeitable percen-tage (determined as of such date) of such Employee's employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

      g. An employer that has adopted a standardized regional prototype plan may amend the trust or custodial account document provided such amendment merely involves the specifications of the names of the plan, employer, trustee or custodian, plan administrator and other fiduciaries, the trust year, or the name of any pooled trust in which the plan's trust will participate.

      h. An employer that has adopted a non-standardized regional prototype plan will not be considered to have an individually designed plan merely because the employer amends administrative provisions of the trust or custodial account document (such as provisions relating to investments and duties of trustees) so long as the amended provisions are not in conflict with any other provision of the plan and do not cause the plan to fail to qualify under section 401(a) of the Code.

15.2  Amendments to Cover Additional Employers

      The Employer shall have the right, in its discretion, to amend the Plan to render eligible for participation hereunder the employees of any other organization (whether a sole proprietorship, partnership or corporation).

15.3  Effect of Terminations

      a.   Full Vesting

           All Participants affected by a full or partial termination of this Plan shall be one hundred percent (100%) vested in their Accrued Benefits to the extent funded as of the effective date of such full or partial termination.

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ARTICLE XV -- Amendment, Termination and Merger              Page  93
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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      b.   Continuation of Trust

           In the event this Plan is terminated, the Employer shall instruct the Trustee either to:

           i. Liquidate the Trust Fund and to pay over all monies due Participants and Beneficiaries as soon as practicable thereafter in accordance with the provisions of the Plan;

           ii. continue the Trust Fund on a wasting basis to provide for the payment of benefits to Participants and Beneficiaries.

15.4  Restrictions on Benefits to Highly Paid Employees

      a.   Applicability

           For the Plan Years beginning before January 1, 1992, Employer contributions on behalf of any of the 25 highest paid employees at the time the Plan is established and whose anticipated annual benefit exceeds $1,500 will be restricted as provided in paragraph (b) upon the occurrence of the following conditions:

           i.    The Plan is terminated within 10 years after its establishment,

           ii. The benefits of such highest paid Employee become payable within 10 years after the establishment of the Plan, or

           iii. If Section 412 of the Code (without regard to Section 412(h)(2)) does not apply to this Plan, the benefits of such employee become payable after the Plan has been in effect for 10 years, and the full current costs of the Plan for the first 10 years have not been funded.

      b.   Limitations Explained

           Employer contributions which may be used for the benefit of an Employee described in paragraph (a) shall not exceed the greater of $20,000, or 20% of the first $50,000 of the Employee's compensation multiplied by the number of years between the date of the establishment of the Plan and:

           i.   If (a)i. applies, the date of the termination of the Plan,

           ii.  If (a)ii. applies, the date the benefits become payable, or

           iii. If (a)iii. applies, the date of the failure to meet the full current costs.


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ARTICLE XV -- Amendment, Termination and Merger              Page  94
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      c.   Benefit Increases due to Plan Amendments

           If the Plan is amended so as to increase the benefit actually payable in the event of the subsequent termination of the Plan or the subsequent discontinuance of the contributions thereunder, then the provisions of the above paragraphs shall be applied to the Plan as so changed as if it were a new Plan established on the date of the change. The original group of 25 Employees (as described in (a) above) will continue to have the limitations in (b) apply as if the Plan had not been changed. The restrictions relating to the change of Plan should apply to benefits or funds for each of the 25 highest paid Employees on the effective date of the change except that such restrictions need not apply with respect to any Employee in this group for whom the normal annual pension or annuity provided by Employer contributions prior to that date and during the ensuing ten years, based on his rate of Compensation on that date, could not exceed $1,500.

           The Employer contributions which may be used for the benefit of the new group of 25 Employees will be limited to the greater of:

           i. The Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee if the previous Plan had been continued without change;

           ii.   $20,000; or

           iii.  The sum of

                 (1) the Employer contributions (or funds attributable thereto)
                     which would have been applied to provide benefits for the Employee under the previous Plan if it had been terminated the day before the effective date of change, and

                 (2) an amount computed by multiplying the number of years for which the current costs of the Plan after that date are met by 20 percent of his annual Compensation, or $10,000, whichever is smaller.

      d.   Special Limitations for Restricted Employee

           Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of Employer contributions to be used for the benefit of the restricted Employee:

           i. In the case of a Substantial Owner (as defined in Section 4022(b)(5) of ERISA), a dollar amount which equals the present value of the benefit guaranteed for such employee under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences,

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ARTICLE XV -- Amendment, Termination and Merger              Page  95

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

                 determined in accordance with regulations of the Pension Benefit Guaranty Corporation (PBGC); and

           ii. In the case of the other restricted Employees, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of PBGC) without regard to any other limitations in Section 4022 of ERISA.

      e.   Benefit Must Be Nondiscriminatory Per IRC 401(a)(4)

           In the event of Plan termination, the benefit of any Highly Compensated active or former Employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4).

           For Plan Years beginning on or after January 1, 1992, benefits distributed to any of the 25 most Highly Compensated active and former Highly Compensated Employees are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Employee under a single life annuity that is the actuarial equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan.

           The preceding paragraph shall not apply if:

           i. after payment of the benefit to an Employee described in the preceding paragraph, the value of Plan assets equals or exceeds 110% of the value of current liabilities, as defined in Section 412(l)(7), or

           ii. the value of the benefits for an employee described above is less than 1% of the value of current liabilities.

           For purposes of this Section, benefit includes loans in excess of the amount set forth in Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the Employee's life.

15.5  Allocation Upon Termination of Trust

      a. In the event this Plan is terminated during such time that it is a "covered" plan within the meaning of Section 4021 of ERISA, the Plan Administrator shall file ten (10) days advance notice with the Pension Benefit Guaranty Corporation. Upon issuance of a notice of insufficiency (as provided in Section 4041(b) of ERISA) or upon issuance of court order permitting allocation or distribution of Plan assets, said assets shall be allocated in the following manner after all expenses of the Trust Fund have first been paid:


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ARTICLE XV -- Amendment, Termination and Merger              Page  96

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

           STEP ONE: To that portion of each Participant's Accrued Benefit which is derived from the Participant's contributions which were not mandatory contributions. Contributions made by a Participant to restore distributions received from this Plan shall not be considered Participant contributions for this purpose.

           STEP TWO: To that portion of a Participant's Accrued Benefit which is derived from a Participant's mandatory contributions, if any.

           STEP THREE:  In case of benefits payable as an annuity:

           i. In case of the benefit of a Participant or Beneficiary which was in pay status as of the beginning of the three (3) year period ending on the termination date of the Plan (for purposes of Section 4048 of ERISA), to each such benefit based on the provisions of the Plan (or a prior plan) as in effect during the five (5) year period ending on the termination date under which such benefit would be smallest; and

           ii. In case of a Participant's or Beneficiary's benefit not described in subsection (a) above, which would have been in pay status as of the beginning of such three (3) year period if the Participant had retired prior to the beginning of the three (3) year period if his benefits had commenced in the normal form (as provided in Article IV hereof) as of the beginning of such three (3) year period, to each such benefit based on the provisions of the Plan as in effect during the five (5) year period ending on the termination date, under which benefits would be the least.

           STEP FOUR:

           i. To all other benefits, if any, of Participants guaranteed under this title determined without regard to Section 4022(b)(5) of ERISA; and

           ii. To the additional benefits, if any, which would be determined under subparagraph (i) if Section 4022(b)(6) of ERISA did not apply.

           STEP FIVE: To all other nonforfeitable benefits under this Plan (determined without regard to nonforfeitability requirements) which may be imposed by virtue of the Plan termination.

           STEP SIX:  To all other benefits under the Plan.

      b. If the assets available for allocation under any priority category (other than the Fifth or Sixth categories) are insufficient to satisfy the benefits of all Participants and Beneficiaries, said assets shall be allocated on a pro-rate basis as the basis of each Participant's present value of Accrued Benefits as of the date of termination (as determined under Article IV hereof);

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ARTICLE XV -- Amendment, Termination and Merger              Page  97
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                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------

      c. If any assets of the Plan which are attributable to Participant contributions (other than contributions made to restore previously distributed benefits) remain after all liabilities of the Plan are satisfied, said assets shall be equitably allocated among the Participants (or their Beneficiaries) who made said contributions:

      d. Any assets of the Plan which remain after allocations are made in accordance with this section 15.5, and after all liabilities of the Plan are satisfied, shall be distributed in accordance with
           Section IV.E. of the Adoption Agreement.

15.6  Merger and Consolidation

      In the event that this Plan is merged, consolidated with, or transfers its assets and/or liabilities to another plan, each Participant shall be entitled to a benefit (if the surviving plan was then terminated immediately after the merger, consolidation or transfer) which is equal to or greater than the benefit said Participant would be entitled to if this Plan was terminated immediately before said merger, consolidation or transfer.

15.7  Withdrawal of a Participating Employer

      A Participating Employer may at any time withdraw from participation in the Plan and Trust upon certification by the Employer, the Plan Administrator and the Trustees that such Participating Employer intends to continue the Plan and Trust as a separate plan and trust for its employees. In such event, the Plan Administrator shall determine the amounts credited or creditable to the Account of each of the Participants or their Beneficiaries in that Participating Employer of the Trust Fund allocable to the employees of such Participating Employer and shall direct the Trustees to deliver any such amounts, in cash or in kind, to the trustee or trustees of such separate plan and trust. A withdrawing Employer that does not adopt another Regional prototype plan is considered to have an individually designed plan. Prior to any such delivery, the withdrawing Participating Employer shall certify that such separate plan and trust meets the applicable requirements of Section 401(a) of the Code. The Plan Administrator and the Trustees shall be entitled to rely conclusively upon any certification made by a Participating Employer pursuant to this Section 15.7.

15.8  Failure to Attain Qualification

      If the Employer's plan fails to attain or retain qualification, such plan will no longer participate in this Regional prototype plan and will be considered an individually designed plan.

15.9  Amendment by Sponsoring Organization

      The sponsor may amend any part of the plan. In the case of the mass submitter, the mass submitter shall amend the plan on behalf of the sponsor.

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15.10 Dissolution of All Participating Employers

      In the event that all remaining Participating Employers dissolve for any reason (except by virtue of acquisition of said Participating Employers' assets by another company which assumes all liabilities and obligations hereunder), such dissolution shall be deemed a termination hereunder.


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ARTICLE XV -- Amendment, Termination and Merger              Page  99
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                    ARTICLE XVI - MISCELLANEOUS PROVISIONS

16.1  Controlling State Law

      To the extent not preempted by federal law, this Plan shall be construed and enforced according to the laws of the State set forth in Section IV.C. of the Adoption Agreement.

16.2  Disputes

      If a dispute arises as to the proper recipient of any payment or delivery of any Policies, the Trustee in its sole discretion, may withhold such payment or delivery until the dispute is settled by the parties concerned or final adjudication by a court of competent jurisdiction.

16.3  Gender and Number

      Except as otherwise clearly indicated by the context, words in the masculine gender shall be deemed to include the feminine gender and vice versa. Words in the singular form shall be deemed to include the plural form and vice versa.

16.4  Headings and Subheadings

      The titles, headings and subheadings in this Plan are inserted for administrative convenience only and shall not be considered in the construction of any of the Plan provisions.

16.5  Heirs, Assigns and Representatives

      This Plan and its terms shall be binding and conclusive upon the heirs, executors, administrators, successors and assigns of all the parties hereto including each Participant and Beneficiary.

16.6  No Contract of Employment

      Neither participation in the Plan, establishment of the Plan or any modification thereof, creation of any account or fund (whether nonforfeitable), nor payment of any benefit shall give any Participant or Employee the right to be retained in the employ of any Participating Employer.

16.7  Treatment of Owner-Employees Under the Plan

      If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for other trades of businesses must, when looked at as a single plan, satisfy Sections 401(a) and (d) of the Code for the employees of this and all other trades or businesses.

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ARTICLE XVI -- Miscellaneous Provisions                      Page  100
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      If the plan provides contributions or benefits for one or more Owner-
      Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

      If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

      For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a trade or business if the owner-employee, or two or more owner-employees together:

      a. own the entire interest in a unincorporated trade or business, or

      b. in the case of a partnership, own more than 50 percent or either the capital interest or the profits interest in the partnership.

      For purposes of the preceding sentence, an owner-employee, or two or more owner-employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.

16.8  Non-Alienation of Benefits

      (a) Except as otherwise provided in subsections (b) and (c) hereof, none of the payments, benefits or rights of any Participant shall be subject to the claim of any creditor, and shall not be subject to attachment, garnishment, trustee's process, or any other legal process available to any creditor of such Participant.

      (b) No Participant or Beneficiary shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments which he may expect to receive under the terms of this Plan, except that a loan to a Participant form the Trust Fund, to the extent permitted hereunder, shall not be considered an alienation of benefits. The Trustee shall have a lien upon the borrower's Account to the extent of the entire unpaid amount of said loan plus collection costs and interest.

      (c) Distributions to an Alternate Payee(s) pursuant to a Qualified Domestic Relations Order which provides for the creation, assignment or recognition of a right to any benefit payable with respect to a Participant hereunder shall be made in accordance with administrative regulations adopted by the Plan Administrator in accordance with
          Article XII hereof.

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16.9  Notices and Deliveries

      All notices hereunder shall be made in writing. Any notices or deliveries to the Trustee, Plan Administrator or any Participating Employer shall be directed to the address set forth in Section I.B.A. of the Adoption Agreement.

16.10 Payments to Persons under Legal Disability

      Any benefit payable to or for the benefit of any person under a legal disability, including, without limitation, minority or incompetency, shall be paid to said person's legal guardian.

16.11 Severability of Provisions

      If any provision or portion of a provision of this Plan is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the balance of the Plan. The Plan shall be construed and enforced as if such provisions had not been included, provided, however, this Plan shall be reformed only to the extent necessary so that it complies with applicable law.

16.12 Service of Process

      The Employer and each Trustee is designated as a party for service of legal process.

16.13 Title to Trust Assets

      No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund other than as provided under the terms of this Plan. All payments of benefits shall be made from the Trust Fund and no claim shall be made upon the Employer or any other person for such payments.

16.14 Inalienability of benefits

      No benefit or interest available hereunder will be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985.

16.15 Exclusive Benefit

      The corpus or income of the trust may not be diverted to or used for other than the exclusive benefit of the participant or their beneficiaries.

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16.16 Failure of Qualification

      If the Employer's plan fails to attain or retain qualification, such plan will no longer participate in this Regional Prototype Plan and will be considered an individually designed plan.

16.17 Control of Trades or Businesses by Owner-employees

      If this Plan provides contributions or benefits for one or more owner-employees who control both the business for which this plan is established and one or more other trades or businesses, this Plan and the plan established for other trades or businesses must, when looked at as a single plan, satisfy section 401(a) and (d) for the employees of this and all other trades or businesses.

16.18 Segregated 414(k) Account

      If Option III.C.2.c or III.C.2.d is elected, then upon reaching his Normal Retirement Date or upon the date of Plan termination, a Participant may elect to have the lump sum amount which is the actuarial equivalent of his Accrued Benefit segregated in accordance with IRC Section 414(k). The Participant's Segregated 414(k) Account shall be treated as a defined contribution account and shall thereafter be credited with its proportionate share of the gains and losses of the Trust Fund. At the Participant's election, the value of his Segregated 414(k) Account may be separated from the other assets of the trust and invested at the Participant's direction, in which case the Segregated 414(k) Account shall no longer be credited with any of the gains and losses of the Trust Fund, but only with the gains and losses of the self directed account. A Participant's Late Retirement Benefit at any point in time is equal to the value of the Participant's Segregated 414(k) Account (determined on an actuarially equivalent basis if paid in the form of an annuity). The lump sum amount which is the actuarial equivalent of any benefits accrued by the Participant after Normal Retirement Date due to additional service or compensation which exceed the actuarial equivalent of his Normal Retirement Benefit shall also be segregated and added to the Participant's Segregated 414(k) Account. When determining the amount that can be segregated in a Participant's Segregated 414(k) Account, the defined benefit limitations of IRC Section 415(b) and 415(e) shall apply. However, upon establishment of the Segregated 414(k) Account, the defined benefit limitations of IRC Section 415(b) and 415(e) shall not thereafter apply to such account.

16.19 Segregated 414(k) Account on Plan Termination

      If Option IV.E.2. is elected, then as of the termination date of the Plan, the lump sum amount which is the actuarial equivalent of each Participant's Accrued Benefit shall be treated as segregated in accordance with Section 414(k) of the Code. The Participant's segregated 414(k) Account shall be treated as a Defined Contribution account and shall thereafter be credited with it's proportionate share of the gains and losses of the Trust Fund. When determining the amount

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ARTICLE XVI -- Miscellaneous Provisions                      Page  103

                   Basic Plan Document #03 - Defined Benefit
                   -----------------------------------------


      that is segregated in a Participant's Segregated 414(k) Account, the Defined Benefit limitations of Section 415(b) and 415(e) of the Code shall apply. However upon establishment of the Segregated 414(k) Account, the Defined Benefit limitations of Section 415(b) and 415(e) shall not thereafter apply to such account.



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ARTICLE XVI -- Miscellaneous Provisions                      Page  104